    As filed with the Securities and Exchange Commission on April 23, 2007

                                                File Nos. 333-133425; 811-21892

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4


     Registration Statement Under The Securities Act of 1933
                          Pre-Effective Amendment No.                              [_]
                          Post-Effective Amendment No. 1                           [X]

                             and/or

  Registration Statement Under the Investment Company Act of 1940
                         Amendment No. 9                                           [X]
                (Check Appropriate Box or Boxes)


                 Genworth Life & Annuity VA Separate Account 2
                          (Exact Name of Registrant)

                  Genworth Life and Annuity Insurance Company
                              (Name of Depositor)


               6610 W. Broad Street Richmond, Virginia         23230
         (Address of Depositor's Principal Executive Office) (Zip Code)


                                (804) 281-6000
              (Depositor's Telephone Number, Including Area Code)

                             Heather Harker, Esq.
                 Vice President and Associate General Counsel
                  Genworth Life and Annuity Insurance Company
                             6610 W. Broad Street
                           Richmond, Virginia 23230
                    (Name and Address of Agent for Service)

          -------------------------------------------------


Approximate Date of Proposed Public Offering: Upon the effective date of this Post-Effective Amendment to this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2007 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts.


================================================================================

                 Genworth Life & Annuity VA Separate Account 2
                                Prospectus For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                  Issued by:
                  Genworth Life and Annuity Insurance Company

--------------------------------------------------------------------------------

This prospectus gives details about the contract and the Genworth Life & Annuity VA Separate Account 2 (the "Separate Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.

This prospectus describes individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contracts (the "contracts") for individuals aged 85 and younger at the time the contract is issued. This contract may be issued as a contract qualified to receive certain tax benefits under the Internal Revenue Code of 1986, as amended (the "Code"), or issued as a non-qualified contract under the Code. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract.


Your purchase payments are allocated to the Subaccount investing in the GE Investments Funds, Inc. -- Total Return Fund -- Class 3 shares ("Total Return Fund").


The contract offers you Variable Income Payments with a Guaranteed Payment Floor, provided specified contract conditions are met.

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. After Income Payments begin, you may surrender your contract for the Commutation Value. The value of your contract before and after your Income Payments begin will depend on the investment performance of the Total Return Fund. You bear the investment risk of allocating payments to this contract, subject to any minimum contract guarantees.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any federal government agency

  .  Is NOT available in every state

  .  MAY go down in value.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.


A Statement of Additional Information, dated May 1, 2007, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy of the Statement of Additional Information, call us at:

                                 800.352.9910;


                                or write us at:

                            6610 West Broad Street
                              Richmond, VA 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.


The date of this prospectus is May 1, 2007.

Table of Contents


Definitions................................................................  4

Fee Tables.................................................................  6
   Example.................................................................  7

Condensed Financial Information............................................  7

Synopsis...................................................................  7

Investment Results.........................................................  8

Financial Statements.......................................................  9

The Company................................................................  9

The Separate Account.......................................................  9
   The Subaccount and the Total Return Fund................................  9
   Voting Rights........................................................... 10
   Changes to the Separate Account and the Subaccount...................... 11
   The Subaccount -- Policies and Procedures............................... 11

Charges and Other Deductions............................................... 11
   Deductions from the Separate Account.................................... 12
   Other Charges........................................................... 12

The Contract............................................................... 12
   Purchasing the Contract................................................. 12
   Ownership............................................................... 13
   Annuitant/Joint Annuitant............................................... 13
   Assignment.............................................................. 13
   Purchase Payments....................................................... 14
   Valuation Day and Valuation Period...................................... 14
   Allocation of Purchase Payments......................................... 14
   Valuation of Accumulation Units......................................... 14

Surrender and Partial Withdrawals.......................................... 15
   Surrender and Partial Withdrawals....................................... 15
   Restrictions on Distributions from Certain Contracts.................... 15

Death of Owner and/or Annuitant............................................ 16
   Death Benefit Before the Annuity Commencement Date...................... 16
   Distribution Provisions Upon Death of Owner or Joint Owner.............. 16
   How to Claim Death Proceeds and/or Death Benefit Payments............... 16
   Death Benefit After the Annuity Commencement Date....................... 17
   Distribution Rules...................................................... 17

Income Payments............................................................ 18
   Monthly Income.......................................................... 18
   Guaranteed Payment Floor................................................ 19
   Surrender of the Contract After the Annuity Commencement Date........... 20
   Optional Payment Plans.................................................. 20

Federal Income Tax Matters................................................. 21
   Introduction............................................................ 21
   Taxation of Non-qualified Contracts..................................... 21

   Section 1035 Exchanges............................... 23
   Qualified Retirement Plans........................... 23
   Federal Income Tax Withholding....................... 26
   State Income Tax Withholding......................... 26
   Tax Status of the Company............................ 26
   Changes in the Law................................... 26

Requesting Payments..................................... 26

Sales of the Contract................................... 27

Legal Proceedings....................................... 27

Additional Information.................................. 28
   Owner Questions...................................... 28
   Return Privilege..................................... 28
   State Regulation..................................... 28
   Evidence of Death, Age, Gender or Survival........... 29
   Records and Reports.................................. 29
   Other Information.................................... 29

Table of Contents -- Statement of Additional Information

DEFINITIONS

The following terms are used throughout the prospectus:

Accumulation Unit -- An accounting unit of measure we use to calculate the value in the Subaccount prior to the Annuity Commencement Date.

Adjustment Account -- The account that is established when Monthly Income is calculated on the Annuity Commencement Date.

Annual Income Amount -- The sum of Annual Income Amounts determined for the Subaccount investing in the Total Return Fund. The Annual Income Amount for the Subaccount is equal to the number of Annuity Units multiplied by the Annuity Unit Value on the first Valuation Day of each Annuity Year.

Annuitant/Joint Annuitant -- The person(s) whose age and, where appropriate, gender, we use to determine Income Payments. The Owner must also be named the Annuitant, unless the Owner is not a natural person.

Annuity Commencement Date -- The date on which your Income Payments are scheduled to begin if the Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

Annuity Year -- Each one-year period beginning on the Annuity Commencement Date or the annual anniversary of the Annuity Commencement Date.

Assumed Interest Rate -- The interest rate used in calculating Variable Income Payment amounts.

Code -- The Internal Revenue Code of 1986, as amended.

Commutation Value -- A lump sum payment payable to the Owner if the contract is surrendered after the Annuity Commencement Date.

Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown on your contract's data pages. We use the Contract Date to determine contract years and contract anniversaries.

Contract Value -- The total value of all your Accumulation Units in the Subaccount.

Earliest Income Date -- The earliest date you may receive variable income with a Guaranteed Payment Floor purchased with each purchase payment.

General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

Gross Withdrawal -- An amount withdrawn from Contract Value including any premium tax assessed.

Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for the Annuitant.

Guaranteed Payment Floor Factor -- The factor used to calculate the Guaranteed Payment Floor purchased with each Purchase Payment.

Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Income Payment -- One of a series of payments made under either monthly Income Payments upon the Annuitization Date or one of the Optional Payment Plans.

Joint Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for Joint Annuitants.

Joint Adjustment Factor -- The Guaranteed Payment Floor Factor based on the Annuitant's Attained age, less the Joint Annuitant's Attained Age.

Level Income Amount -- The amount that would result from applying the Annual Income Amount to a 12-month period certain, fixed single payment immediate annuity. We will declare the interest rate at the start of each Annuity Year.

Monthly Income -- The amount paid by us each month on and after the Annuity Commencement Date. The amount remains constant throughout an Annuity Year. This amount may increase or decrease each Annuity Year.

Separate Account -- Genworth Life & Annuity VA Separate Account 2, a separate account we established to receive Subaccount allocations. The Separate Account is divided into a Subaccount, which invests in shares of the Total Return Fund.

Subaccount -- A division of the Separate Account which invests exclusively in shares of the Total Return Fund.

Surrender Value -- The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax.

Valuation Day -- Any day on which the New York Stock Exchange is open for regular trading, except for days on which the Total Return Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract.

The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, or fully surrender your contract. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
-------------------------------------------------------
Surrender Charge                                   None
-------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.


Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
---------------------------------------------------------------------------
  Mortality and Expense Risk Charge                        1.00%
---------------------------------------------------------------------------
  Account Fees and Expenses                                0.00%
---------------------------------------------------------------------------
Maximum Total Separate Account Annual Expenses             1.00%
---------------------------------------------------------------------------


For information concerning compensation paid for the sale of the contract, see the "Sale of the Contracts" provision of the prospectus.


The next item shows the total annual operating expenses charged by the Total Return Fund that you may pay periodically during the time that you own the contract. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.



Total Return Fund Annual Expenses/1/
----------------------------------------------------------
Management Fees/2/                                   0.32%
----------------------------------------------------------
Distribution and Service (12b-1) Fees/3/             0.30%
----------------------------------------------------------
Other Expenses/3,4/                                  0.08%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses            0.70%
----------------------------------------------------------
Contractual Fee Waiver/Reimbursement/5/            (0.07)%
----------------------------------------------------------
Net Annual Portfolio Operating Expenses              0.63%
----------------------------------------------------------



/1/The expense information reflects actual expenses incurred during the fiscal period between May 1, 2006 to December 31, 2006, on an annualized basis.


/2/The Management Fees fluctuate based upon the average daily net assets of the Total Return Fund and may be higher or lower than that shown above.


/3/The Distribution and Service (12b-1) Fees and Other Expenses of the Total
   Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares. Other Expenses also include fees and expenses associated with investments in investment companies, such as ETFs, and certain other funds and pooled cash vehicles ("Acquired Fund Fees and Expenses"). For the fiscal year ended December 31, 2006, the Acquired Fund Fees and Expenses were less than 0.01% of the average daily net assets of the Class 3 shares.


/4/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (12b-1) Fees.


/5/Pursuant to an agreement with the Total Return Fund, GE Asset Management
   Incorporated, the investment adviser of the Total Return Fund, has agreed to limit the total operating expenses charged to Total Return Fund assets attributable to the Class 3 shares (excluding class specific expenses (such as Investor Service Plan fees and the Distribution and Service (12b-1)
   Fees), Acquired Fund Fees and Expenses and interest, taxes, brokerage commissions, other expenditures that are capitalized, and other extraordinary expenses not incurred in the ordinary course of the Total Return Fund's business) to 0.32% of the average daily net assets of the Total Return Fund attributable to such shares. Under the agreement, this expense limitation will continue in effect until April 30, 2009 unless extended, and can only be changed with the approval of the Total Return Fund and GE Asset Management Incorporated.

Example


This Example is intended to help you compare the costs of investing in this contract with the costs of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract charges, and expenses for the Total Return Fund.


The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

  .  invested $10,000 in the contract for the time periods indicated;

  .  earned a 5% annual return on your investment;

  . surrendered, annuitized, did not surrender or did not annuitize your contract at the end of the stated period; and


  . are assessed Separate Account charges of 1.00%, charged as a percentage of an assumed daily Contract Value of $10,000.

As this is an Example, your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender or annuitization of the contract.



Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------      ---------
$172.81     $535.71     $922.96     $2,008.60



Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. Deductions for premium taxes are not reflected, but may apply.


CONDENSED FINANCIAL INFORMATION


The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Separate Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:



                Accumulation                 Number of
                Unit Value at Accumulation  Accumulation
                  Beginning   Unit Value at Units at End
Subaccount        of Period   End of Period  of Period   Year
-------------------------------------------------------------
Total Return
 Fund --
 Class 3 shares    $10.00        $10.90          0       2006
-------------------------------------------------------------




SYNOPSIS

What type of contract am I buying? The contract is an individual flexible purchase payment variable income contract with guaranteed income on an immediate and deferred annuity basis. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). Because this contract may be used with certain tax qualified retirement plans that offer their own tax deferral benefit, you should consider purchasing the contract for a reason other than tax deferral if you are purchasing this contract as a Qualified Contract. This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision of this prospectus.

How does the contract work? Once we approve your application, we will issue a contract to you. During the Accumulation Period, we will use your purchase payments to buy Accumulation Units under the Separate Account, which will in turn, purchase a minimum guaranteed amount of annual income beginning on or after the Earliest Income Date (Annuity Commencement Date.) Should you decide to receive Income Payments (annuitize the contract or a portion thereof) we will convert all or a portion of the contract being annuitized from Accumulation Units to Annuity Units. See "The Contract" provision of this prospectus.

On the Annuity Commencement Date, we apply your Contract Value to purchase Income Payments. In turn, Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base Income Payments on Subaccount performance, the amount of payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Payment Floor, provided all contractual requirements have been satisfied. See "The Contract", the "Benefits at the Annuity Commencement Date" and the "Guaranteed Payment Floor" provisions of this prospectus.


What is the Separate Account? The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Separate Account" provision of this prospectus.


What charges are associated with this contract? We assess a daily charge equal to an effective annual rate of 1.00% against the average daily net assets of the Subaccount. This charge consists of a mortality and expense risk charge.


If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from purchase payments or the Contract Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions of this prospectus.


The Total Return Fund also has certain expenses. These include management fees and other expenses associated with its daily operations, as well as 12b-1 fees or service share fees. See the "Fee Tables" provision of this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision of this prospectus.

We currently do not pay compensation to broker-dealers who sell the contracts, however, we reserve the right to do so in the future. For a discussion, see the "Sale of the Contracts" provision in this prospectus.


How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of your purchase payments until the Annuity Commencement Date are flexible. See "The Contract -- Purchase Payments" provision of this prospectus.


How will my Income Payments be calculated? We will pay you monthly income beginning on the Annuity Commencement Date provided an Annuitant is still living on that date. You may also decide to take Income Payments under one of the optional payment plans. We will base your initial payment on the Contract Value and other factors. See the "Income Payments" provision of this prospectus.


What happens if I die before the Annuity Commencement Date? An owner must also be an Annuitant, and a joint owner must also be a joint annuitant. Before the Annuity Commencement Date, if an owner dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. See "The Death of Owner and/or Annuitant" provision of this prospectus.

May I surrender the contract or take partial withdrawals? Yes, subject to contract requirements and restrictions imposed under certain retirement plans.


When taking a full surrender or partial withdrawal, you may be subject to income tax and, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal, a 10% IRS penalty tax. A total surrender or a partial withdrawal may also be subject to tax withholding. See the "Federal Income Tax Matters" provision of this prospectus. A partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus for more information.

Do I get a free look at this contract? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it and send you a refund equal to your Contract Value plus any charges we have deducted from purchase payments prior to their allocation to the Separate Account. Or, if required by the law of your state, we will refund your purchase payments (less any partial withdrawals previously taken). See the "Return Privilege" provision of this prospectus for more information.

When are my allocations effective when purchasing this contract? Within two business days after we receive all the information necessary to process your completed application, we will allocate your initial purchase payment directly to the Subaccount that invests in the Total Return Fund.

What are the Federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender, partial withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Income Tax Matters" provision of this prospectus.


INVESTMENT RESULTS


At times, the Separate Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, assuming Separate Account charges.

Total returns assume an initial investment of $1,000 and include the reinvestment of dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including 12b-1 fees and/or service share fees), and the charges associated with the contract, including the mortality and expense risk charges. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.


FINANCIAL STATEMENTS

The consolidated "historical" and "as-if pooled" financial statements for Genworth Life and Annuity Insurance Company and subsidiaries, as well as the financial statements for the Variable Account are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call 800.352.9910 or write to our Home Office at the address listed on page 2 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov (word search RetireReady(SM) My ClearCourse under Company Filings). The SEC website is a uniform resource locator (URL) and an inactive textual reference only; this reference is not intended to incorporate the SEC website into this prospectus.


THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contacts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation and the Company. GNA Corporation is directly owned by Genworth Financial, Inc.

We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE SEPARATE ACCOUNT

We established the Separate Account as a separate investment account on June 5, 2002. The Separate Account may invest in mutual funds, unit investment trusts, managed separate account, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Separate Account is available under the contract. The Subaccount invests exclusively in shares the Total Return Fund.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required, manage the Separate Account under the direction of a committee, or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount and the Total Return Fund

There is one Subaccount of the Separate Account which corresponds to the Total Return Fund offered in the contract. The Total Return Fund is registered with the SEC as an open-end management investment company under the 1940 Act.

Before investing in the contract, carefully read the prospectus for the Total Return Fund along with this prospectus. We summarize the investment objective of the Total Return in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Separate

Account. You bear the investment risk of investing in the Total Return Fund.

The investment objective and adviser to the Total Return Fund is as follows:

Investment Objective                               Adviser
-----------------------------------------------------------------------
Seeks the highest total return,        GE Asset Management Incorporated
composed of current income and
capital appreciation, as is consistent
with prudent investment risk.
-----------------------------------------------------------------------

We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death benefits, surrender proceeds, and partial withdrawals, to make Income Payments or for other purposes described in the contract. We automatically reinvest al dividend and shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to owners as additional units, but instead reflect them in unit values.


We have entered into an agreement with GE Investments Funds, Inc. (participation agreement) setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, GE Investments Funds, Inc. and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.

A potential for certain conflicts exists between the interests of Owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. GE Investments Funds, Inc. currently does not foresee any such disadvantage to Owners. Nonetheless, the Board of Directors of GE Investments Funds, Inc. monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting Owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with GE Asset Management Incorporated ("GEAM") to compensate us for providing services in the nature of "personal service and/or the maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. GEAM has agreed to pay us an amount equal to 0.076% (for Class 1 shares) and 0.05% (for Class 3 shares) of the average daily net assets of the Separate Account invested in the Total Return Fund on an annual basis. Payment of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from GEAM out of its own resources.

Pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of GE Investments Funds, Inc. adopted a Distribution and Service (12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing the Total Return Fund. Pursuant to a distribution agreement between the GE Investments Funds, Inc. and its principal underwriter and an agreement between such principal underwriter and Capital Brokerage Corporation. The Total Return Fund pays Capital Brokerage Corporation for such services at a maximum rate of 0.30% of the average daily net assets of the Total Return Fund -- Class 3 shares. The Distribution Plan and related agreement were effective May 1, 2006. There were no contracts issued as of December 31, 2006, therefore nothing was paid to Capital Brokerage Corporation for the year-ended December 31, 2006 pursuant to the Distribution Plan.


In addition to the asset-based payments for administrative and other services described above, GEAM may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide GEAM with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.



Voting Rights

As required by law, we will vote the shares of the Total Return Fund held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.


We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Total Return Fund shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all contract owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the Total Return Fund.

Changes to the Separate Account and the Subaccount

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the Total Return Fund, however, we reserve our right to do so should the Total Return Fund become inappropriate to maintain the guarantees under the contract. We will only substitute the Total Return Fund with an equity based investment option should we exercise our right to substitute the Total Return Fund in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of GE Investments Funds, Inc., or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may create new separate accounts; deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of committee; or combine the Separate Account with one of our other separate accounts. Further to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount -- Policies and Procedures

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it has only one Subaccount investing in one portfolio.

The Total Return Fund may refuse purchase payments for any reason. In such case, if we cannot make the purchase request on the date you allocate assets, your assets will be returned to you.

CHARGES AND OTHER DEDUCTIONS


We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We currently do not pay commissions to the broker-dealers for selling this contract, but we reserve the right to do so in the future. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts. See below and the "Sales of the Contract" provision of this prospectus.


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;

  .  providing contract confirmations and periodic statements;

  .  providing toll-free inquiry services; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the actual life-span of persons receiving Income Payments under contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. We may also realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.


Deductions from the Separate Account


We deduct from the Subaccount in the Separate Account an amount, computed daily, equal to an effective annual rate of 1.00% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The charge reduces the value of Accumulation Units and Annuity Units. The charge consists of a mortality and expense risk charge.
These deductions from the Separate Account are reflected in your Contract Value.


Other Charges


Deductions for Taxes


We will deduct charges for any premium tax or other tax levied by any governmental entity from purchase payments or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include full surrenders, partial withdrawals, Income Payments and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

Other Charges and Deductions


The Total Return Fund incurs certain fees and expenses. To pay for these expenses, the Total Return Fund makes deductions from its assets. The deductions are described more fully in the prospectus for the Total Return Fund.


THE CONTRACT


The contract is an individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

Purchasing the Contract

You may purchase the contract through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you through your sales representative. See the "Sales of the Contract" provision of this prospectus.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within five business days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two business days. We apply any additional purchase payments you make on the Valuation Day we receive them at our Home Office.


To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and, if part of a plan, you must also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85 at the time of application, unless we approve a different age. Various firms and financial institutions that sell our products have their own guidelines on when certain products are suitable and may impose issue age restrictions which are younger than those stated in our contracts. We neither influence, nor agree or disagree with the age restrictions imposed by firms and financial institutions.


This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit, and other non-tax related benefits. Please consult a tax adviser in order to determine whether this contract is an appropriate investment for you.

Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract or policy. You may have to pay a surrender charge under your current contract or policy to exchange it for this contract. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract or policy. In addition, you may have to pay Federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest.


Ownership


As owner(s), you have all rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply as joint owners for a Non-Qualified Contract. Joint owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information, if joint ownership is requested after the contract is issued.


Subject to any restrictions stated below, before the Annuity Commencement Date, you may change:

  .  your Annuity Commencement Date;

  .  your optional payment plan; and


  . your, primary beneficiary and/or contingent beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary), upon written notice to our Home Office, provided an Annuitant is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. In addition, during an Annuitant's life, you can change any non-natural owner to another non-natural owner. Changing the non-natural owner may have negative tax consequences and you should consult a tax adviser before doing so.


We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

Annuitant/Joint Annuitant

An Annuitant must be named, and the Annuitant must be the same person as the owner, unless the owner is a non-natural person, such as a trust. In addition, if there are joint owners, the joint owner must be named a Joint Annuitant. Any joint owner added after the contract is issued must be the owner's spouse. If an owner adds his or her spouse as joint owner and/or Joint Annuitant, such addition can only take place prior to the Annuity Commencement Date.

Assignment

An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract. An assignment must occur before any Income Payments begin and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.


If a Non-Qualified Contract is assigned or sold, unless under an involuntary assignment affected by legal process, the Guaranteed Payment Floor will reduce to zero and cannot be increased. See the "Guaranteed Payment Floor" provision of this prospectus.


Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.


Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Federal Income Tax Matters" provision of this prospectus.


Purchase Payments

You may make purchase payments to us at any frequency and in the amount you select, subject to certain restrictions. You must obtain our prior approval before you make total purchase payments for any Annuitant age 79 or younger that exceed $2,000,000. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Purchase payments may be made at any time prior the Annuity Commencement Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.


The minimum initial purchase payment is $5,000 ($2,000 if your contract is a IRA contract). Each additional purchase payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA contracts, and $100 for other Qualified Contracts.

Valuation Day and Valuation Period


We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

Allocation of Purchase Payments

We place purchase payments into the Subaccount that invests in the Total Return Fund.


Upon allocation to the Subaccount, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which we receive any additional purchase payment at our Home Office.


Valuation of Accumulation Units


Partial withdrawals, full surrenders and/or payment of a death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.


The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.


The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, we take into account a charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

SURRENDER AND PARTIAL WITHDRAWALS

Surrender and Partial Withdrawals

We will allow you to totally surrender your contract or withdraw of a portion of your Contract Value at any time before the Annuity Commencement Date upon your written request, subject to the conditions discussed below.

We will not permit a partial withdrawal that is less than $100 or a partial withdrawal which would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

   (1) the Contract Value on the Valuation Day we receive a request for surrender; less

   (2) any applicable premium tax.

We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

When taking a partial withdrawal, any applicable premium tax will be taken from the amount withdrawn unless otherwise requested.

We will delay making a payment if:

   (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

Please remember that partial withdrawals will reduce your death benefit by the proportion that the partial withdrawal (including any applicable premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value.


Partial withdrawals and surrenders may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or partial withdrawal may also be subject to income tax withholding. See the "Federal Tax Matters" provision of this prospectus.

Telephone Withdrawals. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You can only surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . Requiring you or a third party you authorize to provide some form of personal identification before we act on the telephone instructions;

  . Confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  Tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals. To request a telephone withdrawal, please call us at 800.352.9910.


Restrictions on Distributions from Certain Contracts

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program to surrender their interest in a variable annuity contract issued under the Texas Optional Retirement Program only upon:

   (1) termination of employment in the Texas public institutions of higher education;

   (2) retirement;

   (3) death; or

   (4) the participant's attainment of age 70 1/2.

If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

DEATH OF OWNER AND/OR ANNUITANT


Death Benefit Before the Annuity Commencement Date

If any owner dies prior to the Annuity Commencement Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day which we receive a request for surrender or choice of applicable payment choice, due proof of death and any required forms at our Home Office.


If the owner is a non-natural entity, and any Annuitant dies before Income Payments begin, the amount of proceeds payable is the death benefit. Upon receipt of due proof of an Annuitant's death and all required forms (generally, due proof of death is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The death benefit available is equal to the Contract Value on the first Valuation Day we have received proof of death and all required forms at our Home Office.


Distribution Provisions Upon Death of Owner or Joint Owner

In certain circumstances, Federal tax law requires that distributions be made under this contract. Except as described below in the "Distribution Rules" provision, a distribution is required upon the death of:

   (1) an owner or joint owner; or

   (2) the Annuitant or Joint Annuitant if the owner is a non-natural entity.

The discussion below describes the methods available for distributing the value of the contract upon death.


How to Claim Proceeds and/or Death Benefit Payments


At the death of an owner (or any Annuitant if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:


   (1) owner or joint owner;

   (2) primary beneficiary;

   (3) contingent beneficiary;

   (4) owner or joint owner's estate.

The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the payment choices described below, or a default payment choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the payment choices below or have the default payment choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

We should be notified immediately by telephone or in writing upon the death of an owner or Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional purchase payments will be accepted (unless the designated beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

Payment Choices. The designated beneficiary may elect the form in which the proceeds will be paid from the following payment choices (and if no election is made, the default payment choice described below will apply):

   (1) receive the proceeds in a lump sum;

   (2) receive the proceeds over a period of five years following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named by the designated beneficiary or to his or her estate if no person or entity is named);

   (3) elect Optional Payment Plan 1 or 2 as described in the Optional Payment Plans section. If elected, payments must commence no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy;

   (4) elect to receive Monthly Income; or

   (5) if the designated beneficiary is the spouse of a deceased owner, he or she may continue his or her portion of the contract as the owner. If the surviving spouse elects to continue the contract, the terms of the contract will continue, except that:

      (1) the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

      (2) no additional purchase payments will be accepted; and

      (3) there will be no further step-up of the Guaranteed Payment Floor.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, payments will be made over a period of five years following the date of death.

If an owner who is not the surviving spouse of the deceased elects to receive Monthly Income, under Option 4 above, then payments may be made provided that:

   (1) the first Monthly Income payment must be paid no later than one year after the date of death;

   (2) the period certain for the income plan is shorter than the designated beneficiary's life expectancy as determined by the Internal Revenue Service; and

   (3) the Earliest Income Date is less than one year after the date of death.

In addition, the following will apply:

   (1) the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

   (2) no additional purchase payments will be accepted; and

   (3) there will be no further step-up of the Guaranteed Payment Floor.


Death Benefit After the Annuity Commencement Date

If any Annuitant dies after the Annuity Commencement Date, Income Payments will be made as stated in the section discussing Income Payments. See the "Income Payments" and "Distribution Rules" provisions of this prospectus.


Distribution Rules

When Death Occurs Before the Annuity Commencement Date and the Beneficiary is the Surviving Spouse


The distribution rules below apply to Non-Qualified Contracts that are generally treated as annuity contracts under the Code. These rules do not apply to Qualified Contracts or contracts held by charitable remainder trusts and certain other entities. Contracts that are not subject to these rules may be subject to other distribution rules. See the "Federal Income Tax Matters" provision of this prospectus. If the sole designated beneficiary is the surviving spouse of the deceased owner, the surviving spouse may elect to continue the contract with the surviving spouse as the owner. If the deceased owner was also an Annuitant or Joint Annuitant, the surviving spouse will automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract with the proportion allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.


If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. Instead, the proceeds from the contract must be distributed within five years of the date of death in accordance with payment choice 1 or 2, unless payment choice 3 or 4 is timely elected, in which case, payments will begin within one year of the date of the deceased owner's death and extend over the designated beneficiary's life or a period not longer than the designated beneficiary's life expectancy.



When Death Occurs On or After the Annuity Commencement Date

If the last surviving Annuitant dies on or after the Annuity Commencement Date, Monthly Income will be paid under the contract at least as rapidly as under the method of distribution in effect at the time of death, notwithstanding any other provision of the contract; i.e., unless accelerated in accordance with the contract terms, Income Payments will continue to the beneficiary under the distribution method in effect at the time of death. Or, if chosen, the death benefit may be paid in a lump sum.

The lump sum amount will be the greater of (1) and (2) where:

   (1) is the present value of the Guaranteed Payment Floor for the number of years remaining in the period certain; and

   (2) is the present value of the Annual Income Amount for the number of years remaining in the period certain.

Present value will be calculated at rate of 1% above the Assumed Interest Rate at which the payments and Annuity Units were calculated. We will calculate the present value on the Valuation Day that we receive due proof of death and all required forms at our Home Office.

INCOME PAYMENTS

The Annuity Commencement Date is the date Income Payments begin under the contract, provided an Annuitant is still living on that date. You select the Annuity Commencement Date at issue, and the Annuity Commencement Date may elect to extend the Annuity Commencement Date in one-year increment, so long as the new Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant's 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Annuity Commencement Date at any time and without prior notice. Any consent for a new Annuity Commencement Date will be provided on a non-discriminatory basis. The Guaranteed Payment Floor is zero if the Annuity Commencement Date is prior to the Earliest Income Date.

To change the Annuity Commencement Date, send a written notice to our Home Office at least 30 days prior to the proposed new Annuity Commencement Date. If you change the Annuity Commencement, and we consent to the new Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date you selected.


An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the "Federal Income Tax Matters" provision of this prospectus. Contracts issued to qualified retirement plans provide for Income Payments to start on the date and under the option specified by the plan.


Monthly Income

We will begin making Monthly Income payments to you on the Annuity Commencement Date. Monthly Income will not vary during an Annuity Year.

We will pay an income benefit in the form of a Life Income with a 20 Years Period Certain. Other income plans may be available upon request; however, if you change your income plan to another income plan, the Guaranteed Payment Floor will be zero. Adding a spousal Joint Annuitant is not considered a change in income plan. You may only change your income plan prior to the Annuity Commencement Date.

Payments will continue for the life of the Annuitant under the Life Income with 20 Years Period Certain plan, if he or she lives longer than 20 years. If the Annuitant dies before the end of 20 years, we will continue the remaining payments for the remaining period to you or to the designated payee. Payments will continue for the life of the surviving Annuitant under the Joint Life and Survivor Income with 20 Years Period Certain plan, if any Annuitant lives longer than 20 years. If both Annuitants die before the end of 20 years, the remaining payments will be paid to you or another payee you have designated.

The Initial Monthly Income Payment. We determine the initial Monthly Income payment by taking the greater of:

   (1) the Guaranteed Payment Floor divided by 12; and

   (2) the Level Income Amount.

The Annual Income Amount is used to determine the Level Income Amount. The Level Income Amount is the monthly amount that would result from applying the Annual Income Amount to a twelve month, period certain, fixed single payment immediate annuity.


The initial Annual Income Amount for the Subaccount is equal to (1) multiplied by (2), divided by (3), where:


   (1) is the annual payment rate per $1,000 for your income plan using the Settlement Age(s) of the Annuitant and any Joint Annuitant as of the Annuity Commencement Date;

   (2) is the Annuity Commencement Value, less any premium tax; and

   (3) is $1,000.

Annual payments rates are based on the Annuity 2000 Mortality Tables using an assumed interest rate of 3%.

On the Annuity Commencement Date, if any Monthly Income would be $100 or less, we reserve the right to reduce the frequency of payments to an interval that would result in each amount being at least $100. If the annual payment would be less than $100, we will pay the Annuity Commencement Value and the contract will terminate on the Annuity Commencement Date.

Subsequent Monthly Income Payments. Monthly Income in subsequent Annuity Years will be calculated as of the first Valuation Day of each Annuity Year and is equal to the greater of (1) and (2) where:

   (1) is the subsequent Level Income Amount, minus any value in the Adjustment Account as of the date the last Monthly Income was paid divided by twelve; and

   (2) is the Guaranteed Payment Floor divided by twelve.

The Annual Income Amount is used to determine the Level Income Amount. The Annual Income Amount in subsequent Annuity Years is determined by means of Annuity Units.

The number of Annuity Units will be determined on the Annuity Commencement Date. The number of Annuity Units for the Subaccount is (1) divided by (2) where:

   (1) is the initial Annual Income Amount from the Subaccount; and

   (2) is the Annuity Unit value for the Subaccount as of the Annuity Commencement Date.

The Annual Income Amount for the Subaccount in each subsequent Annuity Year is the number of Annuity Units for the Subaccount multiplied by the Annuity Unit value for the Subaccount on the first Valuation Day of each Annuity Year. The Annual Income Amount for each subsequent Annuity Year is equal to the sum of Annual Income Amounts for the Subaccount.

The Annual Income Amount may be greater or less than the Annual Income Amount in the first Annuity Year. We guarantee that the Annual Income Amount in subsequent Annuity Years will not be affected by variations in mortality assumptions on which the Annual Income Amount in the first Annuity Year is based.

Determination of Annuity Unit Value. The Annuity Unit value for the Subaccount for any Valuation Period is equal to the Annuity Unit value for the Subaccount for the preceding Valuation Period multiplied by the product of (1) and (2), where:

   (1) is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated; and

   (2) is an Assumed Interest Rate factor equal to .99991902 raised to a power equal to the number of days in the Valuation Period.

The Assumed Interest Rate factor in (2) is the daily equivalent of dividing (i) one by (ii) one plus the Assumed Interest Rate of 3%. If a plan with a different Assumed Interest Rate is used to determine the initial payment, a different Assumed Interest Rate factor will be used to determine subsequent payments.

An adjustment account is established on the Annuity Commencement Date. The value of the Adjustment Account on the Annuity Commencement Date is the greater of (1) and (2), where:

   (1) is zero (0); and

   (2) is the Guaranteed Payment Floor, minus twelve, multiplied by the initial Level Income Amount.

The value of the Adjustment Account in subsequent Annuity Years is the greater of (1) and (2), where:

   (1) is zero (0); and

   (2) is the value of the Adjustment Account as of the date that the last Monthly Income was paid, plus twelve, multiplied by the actual subsequent Monthly Income, minus twelve, multiplied by the subsequent Level Income Amount.

Guaranteed Payment Floor

Your initial purchase payment purchases a minimum guaranteed amount of annual income paid monthly beginning on or after the Annuity Commencement Date.

The initial Guaranteed Payment Floor is determined at the time the initial purchase payment is received. All or part of the initial Guaranteed Payment Floor may be carried over from another annuity contract. The initial Guaranteed Payment Floor is determined by multiplying the initial purchase payment by the Guaranteed Payment Floor Factor for the Annuitant's Attained Age on the date the contract is issued as shown in your contract.

The Guaranteed Payment Floor does not change unless there are additional purchase payments, Gross Withdrawals, a step-up of Guaranteed Payment Floor or the death of an owner.

If you make additional purchase payments, your Guaranteed Payment Floor will be increased. The amount of increase in the Guaranteed Payment Floor will be (1) multiplied by (2), where:

   (1) is the additional purchase payment amount; and

   (2) is the Guaranteed Payment Floor Factor for the Annuitant's Attained Age on the Valuation Day the purchase payment is received.

If approved by us, the above increase may be greater if a Guaranteed Payment Floor amount is carried over from another annuity contract. In addition, we reserve the right to change the table of Guaranteed Payment Floor Factors as of January 1 of each calendar year. We will send you the new table before the effective date of the change. Any change in the Guaranteed Payment Floor
Factors will apply to purchase payments received on or after the table is changed. Any change in the Guaranteed Payment Floor Factors will not affect your Guaranteed Payment Floor purchased before the effective date of the change.

Your Guaranteed Payment Floor may increase each year on the Annuitant's birthday. If the Annuitant's birthday does not fall on a Valuation Day, we will calculate the increase, if any, on the next Valuation Day. The Guaranteed Payment Floor on that date is equal to the greater of (1) and (2), where:

   (1) is the Guaranteed Payment Floor prior to the Annuitant's birthday; and

   (2) is (a) multiplied by (b), where:

       a. is the Guaranteed Payment Floor Factor on the Annuitant's birthday for the Annuitant's Attained Age; and

       b. is the Contract Value on the first Valuation Day on or after the Annuitant's birthday.

The Guaranteed Payment Floor will be adjusted to reflect the amount withdrawn by reducing the Guaranteed Payment Floor in the same proportion that the Contract Value is reduced by the Gross Withdrawal.

If on the Annuity Commencement Date, there is a Joint Annuitant, the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor.

Surrender of the Contract After the Annuity Commencement Date

After the Annuity Commencement Date, you may surrender your contract and receive the Commutation Value in a lump sum. Upon receipt of this payment, your contract will terminate.

Should you decide to surrender your contract after the Annuity Commencement Date, the Commutation Value is equal to (1) minus (2), where:

   (1) is the present value of the Annual Income Amount for the number of years remaining in the period certain as of the effective date of the lump sum payment; and

   (2) is the Adjustment Account as of the effective date of the lump sum payment.

Present value will be calculated using the Assumed Interest Rate, plus the total Separate Account charges. The effective date of the lump sum payment will be the Valuation Day that we receive your written request to apply this provision in a form acceptable to us at our Home Office.

Important Note on Commutation: Please consider your options carefully before you elect to surrender your contract and receive the Commutation Value. Because the payment you will receive is based on the number of years remaining in the period certain, you will lose the opportunity to receive a potentially significant amount of Monthly Income if the Annuitant lives beyond that period certain. Once you surrender your contract and receive the Commutation Value, your contract will terminate, and you will not be able to receive any Monthly Income, even if the Annuitant lives beyond the period certain. Please consider, also, the adverse effect surrendering your contract may have on your beneficiaries or designated payees.

Optional Payment Plans

Death proceeds or surrender value may be paid in one payment or, subject to the limitations below, left with us and paid under an Optional Payment Plan. Proceeds paid under an Optional Payment Plan do not include Monthly Income Payments payable upon the Annuity Commencement Date.


During the Annuitant's life, and before Income Payments begin, you (or the designated beneficiary at your death) can choose an Optional Payment Plan. If you change a designated beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the owner or Annuitant, your designated beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision of this prospectus.


The Optional Payment Plans listed below are available as either a fixed or variable income option. You must select one or the other; a combination is not permitted.

Fixed Income Options Under an Optional Payment Plan. Fixed Income Payments will begin on the date selected. All amounts are transferred to our General Account and payments made will equal or exceed those required by the state where the contract is issued.


Variable Income Options Under and Optional Payment Plan. Variable Income Payments will begin within seven days of the requested start date. Variable Income Payments after the first will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income

Payments begin after the date we receive due proof of any owner's (or Annuitant's) death or a surrender. We will calculate your variable Income Payments in the manner described in the "Death Benefit Before the Annuity Commencement Date" provision of this prospectus.


The following optional payment plans are available under the contract:


   Optional Payment Plan 1 -- Life Income with Period Certain. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

   Optional Payment Plan 2 -- Joint Life and Survivor Income. This option provides for periodic payments to be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the survivor's estate, unless otherwise provided.


If the payee is not a natural person, our consent must be obtained before selecting an optional payment plan.

Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 2 (Joint Life and Survivor Income) are not redeemable.


FEDERAL INCOME TAX MATTERS


Introduction

This part of the prospectus discusses the Federal income tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not address all of the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Taxation of Non-qualified Contracts

This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.


Tax deferral on earnings. The Federal income tax law does generally not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);


  . the investments of the Separate Account must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and


  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value over the annual purchase payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract's earnings.


There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.


In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner (entity) is taxable on the annual increase in the Contract Value in excess of the purchase payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.


Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the

Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Total Return Fund in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure on the untaxed income accumulated in the contract and for each subsequent year on that year's income under the contract.


Although we do not control the investments of all of the Total Return Fund, we expect that the Total Return Fund will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Age at which Income Payments must begin. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments of the contract's purchase payments paid and earnings. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.


No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.


Partial withdrawals and full surrender. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value or Commutation Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your "investment in the contract." (This term is explained below.) IRS rules are unclear, but with respect to an actual withdrawal or other transactions (such as an assignment or a gift) that is treated as a withdrawal for tax purposes, it is possible that you will pay tax to the extent the remaining amount available under the benefit exceeds your "investment in the contract." This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract's Surrender Value or the Commutation Value. In the case of a full surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."



Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Payment Floor.

Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

Taxation of Income Payments. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.


Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.


Taxation of death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or if an owner is a non-natural person, an Annuitant. The tax treatment of these amounts depends on whether the owner, or Annuitant (or joint owner or Joint Annuitant, if applicable) dies before or after the Annuity Commencement Date.


Taxation of Death Benefit if Paid Before the Annuity Commencement Date:

  . The death benefit is taxed in the same manner as an Income Payment if received under an optional payment plan.

  . If not received under an optional payment plan, the death benefit is taxed in the same manner as a surrender or a partial withdrawal, depending on the manner in which the death benefit is paid.

Taxation of Death Benefit if Paid After the Annuity Commencement Date:


  . The death benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the death benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.

The tax law imposes tax on a death benefit proceeds received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.

Penalty taxes payable on surrender, partial withdrawals or Income Payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:


  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  .  are received on or after the death of an owner; or


  . you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or a partial withdrawal that you must include in income. For example:


  . if you purchase a contract described by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.


The effects of these rules are not clear. However, these rules could affect:


  . the amount of a surrender, a partial withdrawal or an Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.

Section 1035 Exchanges


Under Section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

Upon death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called a "Qualified Contracts." We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Home Office for information on the availability of Qualified Contracts at any given time.

The Federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.


The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.


Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

  . Traditional Individual Retirement Accounts (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.


  . Roth IRAs. Roth IRAs permit certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% IRS penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

  . 403(b) Plans allow employees of certain tax-exempt organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; and reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.


There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals permitted under this contract may not qualify as a qualified plan loan. There are specific Code rules that apply to death benefits under qualified plans, to which those features under this contract may be subject.


If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or plan fiduciary to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the

Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.


Guaranteed Floor. Distributions from qualified contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the Guaranteed Floor feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a qualified contract, which could result in increased taxes to the owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Floor feature, could increase the amount of the minimum required distribution that must be taken from your contract.

IRAs and Roth IRAs. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions.


Treatment of Qualified Contracts compared with Non-Qualified
Contracts. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of purchase payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

  . the Code does not allow a deduction for purchase payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract.

The Federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.


Under most qualified retirement plans, the participant must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2 for Traditional IRAs and SEPs and for other Qualified Contracts, and April 1 of the calendar year following the later of the calendar year in which the Owner attains age 70 1/2 or the calendar year in which the employee (except for a 5 percent owner) retires. Roth IRAs do not require any distributions during the owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

When distributions are to be made for married participants under certain qualified contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.


Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA (or a Roth 401(k)) if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the owner reaches age 59 1/2;

  . received on or after the owner's death or because of the owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or


  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exceptions may vary.

Moving money from one Qualified Contract or qualified retirement plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting a direct rollover of your after-tax contributions in certain circumstances. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.


Direct rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal or full surrender, or Income Payment, we will send you forms that explain the withholding requirements.

State Income Tax Withholding

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

Tax Status of the Company

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

Changes in the Law

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or full surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amount as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

   (1) to your designated beneficiary directly in the form of a check; or

   (2) by establishing an interest bearing account, called the "Secure Access Account," for the designated beneficiary, in the amount of the death benefit.

When establishing the Secure Access Account we will send the designated beneficiary a checkbook within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the Secure Access Account.

We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

       . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

       . the New York Stock Exchange is closed for other than a regular holiday or weekend;

       .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our owners.


If mandated under applicable law, we may be required to reject a purchase payment and/or block an owner's account and thereby refuse any requests for transfers, partial withdrawals, surrender, or death benefit until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACT



We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230.


Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.


Capital Brokerage Corporation offers the contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling
800.289.9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with the Company.


Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We currently do not pay compensation for the promotion and sale of the contracts, however, we reserve the right to do so in the future.


No commissions have been paid to Capital Brokerage Corporation for the sale of contracts. In 2006, 2005 and 2004, no underwriting commissions were paid to Capital Brokerage Corporation. Although neither we nor Capital Brokerage Corporation anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.

LEGAL PROCEEDINGS

We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers and breaching fiduciary or other duties to customers. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. We are also subject to various regulatory inquiries, such as information requests, subpoenas and books and record examinations, from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

Recently, the insurance industry has become the focus of increased scrutiny by regulatory and law enforcement authorities concerning certain practices within the insurance industry. In this regard, in May 2005, Genworth Financial, Inc. ("Genworth") received a subpoena from the Northeast Regional Office of the SEC, requiring the production of documents related to "certain loss mitigation insurance products," such as finite risk reinsurance. In the subpoena, Genworth is defined as including, among other things, its subsidiaries and affiliates. We cooperated with Genworth in connection with Genworth's response to the SEC's subpoena in June and July 2005 and will cooperate with respect to any follow-up requests or inquiries. Additionally, in May and June 2005, we received information requests from the State of Delaware Department of Insurance and the State of Connecticut Insurance Department on the same general subject, to which we responded. We will cooperate with respect to any follow-up requests or inquiries. In 2005, GE received a subpoena from the United States Attorney's Office for the Southern District of New York, also on the same general subject. In the subpoena, GE is defined as including, among other things, its subsidiaries and affiliates. We cooperated with GE in connection with GE's response to the subpoena and will cooperate with respect to any follow-up requests or inquiries.

We cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In addition, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Variable Account.

Although it is not anticipated that these developments will have an adverse impact on us, the Variable Account, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.


ADDITIONAL INFORMATION

Owner Questions

The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

Return Privilege

Within 10 days after you receive the contract (or such longer period as may be required by applicable law), you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires otherwise, the amount of the refund you receive will equal your Contract Value as of the Valuation Day our Home Office receives the returned contract plus any adjustments required by applicable law or regulation as of the date we receive the contract. If state law requires that we return your purchase payments, the amount of the refund will equal the purchase payments made less any partial withdrawals you have previously taken. In certain states you may have more than 10 days to return the contract for a refund.

State Regulation

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

Evidence of Death, Age, Gender or Survival


We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in the Subaccount. The report also will show purchase payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make purchase payments or take partial withdrawals.

Other Information


We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus.)

TABLE OF CONTENTS

Statement of Additional Information
                                                             Page
The Company................................................. B-3

The Separate Account........................................ B-3

The Contracts............................................... B-3
   Net Investment Factor.................................... B-3

Termination of Participation Agreement...................... B-4

Calculation of Performance Data............................. B-4
   Subaccount Investing in the Total Return Fund............ B-4

Tax Matters................................................. B-5
   Taxation of Genworth Life and Annuity Insurance Company.. B-5
   IRS Required Distributions............................... B-5

General Provisions.......................................... B-5
   Using the Contracts as Collateral........................ B-5
   The Beneficiary.......................................... B-6
   Non-Participating........................................ B-6
   Misstatement of Age or Gender............................ B-6
   Incontestability......................................... B-6
   Statement of Values...................................... B-6
   Trust as Owner or Beneficiary............................ B-6
   Written Notice........................................... B-6

Legal Developments Regarding Employment-Related Benefit
  Plans..................................................... B-6

Regulation of Genworth Life and Annuity Insurance Company... B-6

Experts..................................................... B-6

Financial Statements........................................ B-7


                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling 800.352.9910.


Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Separate Account, Form P1165 4/05 to:



Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________
         City               State                                     Zip

Signature of Requestor _________________________________________________________

                    Statement of Additional Information For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                Form P1165 4/05
                            Endorsement P5322 2/06

                                  Issued by:
Genworth Life and Annuity Insurance Company Genworth Life & Annuity VA Separate
                                   Account 2
                            6610 West Broad Street
                           Richmond, Virginia 23230

                        Telephone Number: 800.352.9910

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2007, for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 2. The terms used in the current prospectus for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:


Call:     800.352.9910

Or write: Genworth Life and Annuity Insurance Company
          6610 West Broad Street
          Richmond, Virginia 23230

Or visit: www.genworth.com

Or:       contact your financial representative



The date of this Statement of Additional Information is May 1, 2007.

TABLE OF CONTENTS


The Company............................................................... B-3

The Separate Account...................................................... B-3

The Contracts............................................................. B-3
   Net Investment Factor.................................................. B-3

Termination of Participation Agreement.................................... B-4

Calculation of Performance Data........................................... B-4
   Subaccount Investing in the Total Return Fund.......................... B-4

Tax Matters............................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company................ B-5
   IRS Required Distributions............................................. B-5

General Provisions........................................................ B-5
   Using the Contracts as Collateral...................................... B-5
   The Beneficiary........................................................ B-6
   Non-Participating...................................................... B-6
   Misstatement of Age or Gender.......................................... B-6
   Incontestability....................................................... B-6
   Statement of Values.................................................... B-6
   Trust as Owner or Beneficiary.......................................... B-6
   Written Notice......................................................... B-6

Legal Developments Regarding Employment-Related Benefit Plans............. B-6

Regulation of Genworth Life and Annuity Insurance Company................. B-6

Experts................................................................... B-6

Financial Statements...................................................... B-7

The Company


We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of the General Electric Company ("GE") acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC"), formerly known as General Electric Capital Assurance Company. Our preferred shares are owned by an affiliate, Brookfield Life Assurance Company Limited. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into the Company. The Company was the surviving entity. FHL and FCL were both stock life insurance companies operating under charter granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia for these mergers.

Due to the mergers of FHL and FCL, the Company acquired ownership in American Mayflower Life Insurance Company of New York ("AML"). Upon consummation of the FHL and FCL mergers, the Company transferred its ownership of AML, formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML was merged into GLICNY with GLICNY being the surviving entity.

We are one of a number of subsidiaries of Genworth, a leading financial security company dedicated to developing solutions that help meet the investment, protection, homeownership, retirement and independent lifestyle needs of more than 15 million customers, with a presence in more than 25 countries. We have two operating segments: (1) Protection and (2) Retirement Income and Institutional, formerly known as Retirement Income and Investments.

  . Protection. We offer customers life insurance, including term and universal life, and accident and health insurance, including Medicare supplement insurance.

  . Retirement Income and Institutional. We offer customers a variety of wealth accumulation, income distribution and institutional investment products. Retail products include: individual fixed and variable annuities; group variable annuities offered through retirement plans; single premium immediate annuities; and variable life insurance. Institutional products include: guaranteed investment contracts ("GICs"), funding agreements and funding agreements backing notes ("FABNs").

We also have Corporate and Other activities, which consist primarily of unallocated net investment gains (losses), corporate income, expenses and income taxes.

We principally offer annuity contracts, GICs, funding agreements, FABNs, Medicare supplement insurance and life insurance policies. We do business in the District of Columbia and all states, except New York. Our principle offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.


The Separate Account

In accordance with the Board Resolution establishing the Separate Account, such Separate Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net premiums under the contracts shall be allocated to the Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

The Contracts

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The Subaccount has its own net investment factor for a Valuation Period. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

   (a) is the result of:

      (1) the value of the net assets of the Subaccount at the end of the preceding Valuation Period; plus

      (2) the investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the Valuation Period for which the net investment factor is being determined; minus

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) any amount charged against the Subaccount for taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount); and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge.

We will value the assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws.

Termination of Participation Agreement


The participation agreement pursuant to which the GE Investments Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Separate Account contains a provision regarding the circumstances in which the Agreement may be terminated.


GE Investments Funds, Inc. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other parties, unless a shorter time is agreed to by the parties.

Calculation of Performance Data

From time to time, we may disclose total return, yield, and other performance data for the Subaccount investing in the Total Return Fund. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and the NASD.

The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range from 0% to 3.5% of premium payments and are generally based on the rules of the state in which you reside.


Subaccount Investing in the Total Return Fund


Standardized Total Return. Sales literature or advertisements may quote total return, including average annual total return for the Subaccount for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.


For periods that begin before the contract was available, performance data will be based on the performance of the Total Return Fund, adjusted for the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values as described below:


   (1) We calculate unit value for each Valuation Period based on the performance of the Subaccount investing in the Total Return Fund (after deductions for the Total Return Fund's expenses, and the mortality and expense risk fees).

   (2) Standardized total return does not reflect the deduction of any premium taxes.

   (3) Standardized total return will then be calculated according to the following formula:

       TR = (ERV/P)/1/N/ - 1

       where:

TR  =   the average annual total return for the
        period.
ERV =   the ending redeemable value (reflecting
        deductions as described above) of the
        hypothetical investment at the end of the
        period.
P   =   a hypothetical single investment of $1,000.
N   =   the duration of the period (in years).

The Total Return Fund has provided the price information used to calculate the historical performance of the Subaccount. We have no reason to doubt the accuracy of the figures provided by the Total Return Fund. We have not independently verified such information.

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1
where:

CTR =   the cumulative total return for the period.
ERV =   the ending redeemable value (reflecting deductions as
        described above) of the hypothetical investment at the
        end of the period.
P   =   a hypothetical single investment of $1,000.

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company


We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Federal Income Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for Federal income taxes. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.


We may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we may currently impose a charge), charges for such taxes attributable to the Separate Account may also be made.

IRS Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified contract to provide that:

   (a) if any owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if any owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that owner's death, or

      (2) as Income Payments which will begin within one year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant will be treated as the death of an owner for purposes of these rules.

The Non-Qualified contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

General Provisions

Using the Contracts as Collateral


A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available and/or eligible for assignment. See the "Federal Income Tax Matters" provision of the prospectus.


The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application or by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

Non-Participating

The contract is non-participating. No dividends are payable.



Incontestability

We will not contest the contract.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and each Annuitant's full name must be included.

We will send all notices to the owner at the last known address on file with us.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life And Annuity Insurance Company

Besides Federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia and all states, except New York.


Experts

The consolidated "historical" and "as-if-pooled" financial statements and financial statement schedules for Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, and the financial statements of the Separate Account as of December 31, 2006 and for each of the years or lesser periods in the two-year period ended December 31, 2006, have been incorporated by reference herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report on the consolidated "as-if- pooled" financial statements of the Company referred to above contains an emphasis paragraph that states that the consolidated financial statements give retroactive effect to the mergers of Genworth Life and Annuity Insurance Company, Federal Home Life Insurance Company and First Colony Life Insurance Company on January 1, 2007 (the Mergers), which have been accounted for as a pooling of interests as described in Note 1 to the consolidated "as-if- pooled" financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. However, they will become the historical consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries after financial statements covering the date of consummation of the business combination are issued. The financial statement schedules incorporated by reference herein also give retroactive effect to the Mergers.

The reports of KPMG LLP dated March 12, 2007 with respect to the consolidated "historical" and "as-if- pooled" financial statements and schedules of Genworth Life and Annuity Insurance Company and subsidiaries refer to a change in accounting for certain nontraditional long-duration contracts and separate accounts in 2004.

Financial Statements

The Statement of Additional Information contains the consolidated "historical" and "as-if pooled" financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Separate Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                             Financial Statements

                         Year Ended December 31, 2006

      (With Independent Registered Public Accounting Firm Report Thereon)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               Table of Contents

                               December 31, 2006

                                                                            Page
                                                                            ----
Independent Registered Public Accounting Firm's Report.....................  F-1

Statements of Assets and Liabilities.......................................  F-2

Statements of Operations................................................... F-11

Statements of Changes in Net Assets........................................ F-20

Notes to Financial Statements.............................................. F-29

            Report of Independent Registered Public Accounting Firm

Contract Owners
Genworth Life & Annuity VA Separate Account 2 and
The Board of Directors
Genworth Life and Annuity Insurance Company

   We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VA Separate Account 2 (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. International Growth Fund -- Series II shares; AllianceBernstein Variable Products Series Fund,
Inc. -- AllianceBernstein Growth and Income Portfolio -- Class B, AllianceBernstein International Value Portfolio -- Class B; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III Shares, BlackRock Global Allocation V.I. Fund -- Class III Shares, BlackRock Large Cap Growth V.I. Fund -- Class III Shares; Columbia Funds Variable Insurance Trust
I -- Columbia Marsico Growth Fund, Variable Series -- Class A, Columbia Marsico International Opportunities Fund, Variable Series -- Class B; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund; Federated Insurance
Series -- Federated High Income Bond Fund II -- Service Shares; Fidelity(R) Variable Insurance Products Fund--VIP Balanced Portfolio -- Service Class 2, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Mid Cap
Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares, Mutual Shares Securities Fund -- Class 2 Shares, Templeton Growth Securities Fund -- Class 2 Shares; GE Investments Funds, Inc. -- Income Fund, Money Market Fund, Real Estate Securities Fund, S&P 500(R) Index Fund, Small-Cap Equity Fund, Total Return Fund -- Class 3 shares; Janus Aspen Series -- Balanced
Portfolio -- Service Shares, Forty Portfolio -- Service Shares; Legg Mason Partners Variable Portfolios I, Inc. -- Legg Mason Partners Variable Total Return Portfolio -- Class II; MFS(R) Variable Insurance Trust -- MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; Oppenheimer Variable Account Funds -- Oppenheimer Balanced
Fund/VA -- Service Shares, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Global Securities Fund/VA -- Service Shares, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund/VA -- Service Shares; PIMCO Variable Insurance Trust -- High Yield Portfolio -- Administrative Class Shares, Long-Term U.S. Government
Portfolio -- Administrative Class Shares, Total Return
Portfolio -- Administrative Class Shares; The Prudential Series
Fund -- Jennison 20/20 Focus Portfolio -- Class II Shares, Jennison
Portfolio -- Class II Shares, Natural Resources Portfolio -- Class II Shares; Van Kampen Life Investment Trust -- Comstock Portfolio -- Class II Shares) as of December 31, 2006, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VA Separate Account 2 as of December 31, 2006, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and their financial highlights for each of the years or lesser periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Richmond, VA
April 13, 2007

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                     Statements of Assets and Liabilities

                               December 31, 2006

                                                AIM Variable
                                                 Insurance     AllianceBernstein Variable Products
                                                   Funds                Series Fund, Inc.
                                              ---------------- -----------------------------------
                                                               AllianceBernstein AllianceBernstein
                                                  AIM V.I.        Growth and       International
                                               International        Income             Value
                                               Growth Fund --    Portfolio --      Portfolio --
                           Consolidated Total Series II shares      Class B           Class B
                           ------------------ ---------------- ----------------- -----------------
Assets:
Investments at fair
  market value (note 2b)..    $15,192,701         522,706             --               986,362
Dividend receivable.......        107,714              --             --                    --
Receivable for units sold.        533,782          27,095             --                63,462
                              -----------         -------             --             ---------
       Total assets.......     15,834,197         549,801             --             1,049,824
                              -----------         -------             --             ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b)..          2,168              65             --                   132
Net assets attributable
  to:
   Variable deferred
     annuity contract
     owners in the
     accumulation period..    $15,642,570         546,731             --             1,042,681
   Variable deferred
     annuity contract
     owners in the
     annuitization period.        189,459           3,005             --                 7,011
                              -----------         -------             --             ---------
       Net assets.........    $15,832,029         549,736             --             1,049,692
                              ===========         =======             ==             =========
Investments in
  securities, at cost.....    $14,996,903         492,610             --               919,465
                              ===========         =======             ==             =========
Shares outstanding........      1,350,957          17,932             --                39,869
                              ===========         =======             ==             =========

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                                                                                             Eaton Vance
                                                                                 Columbia Funds Variable      Variable
                                 BlackRock Variable Series Funds, Inc.              Insurance Trust I           Trust
                           -------------------------------------------------- ----------------------------- -------------
                                                                                                Columbia
                                                                                                Marsico
                                               BlackRock        BlackRock        Columbia    International
                              BlackRock          Global         Large Cap     Marsico Growth Opportunities       VT
                             Basic Value    Allocation V.I.    Growth V.I.    Fund, Variable Fund, Variable Floating-Rate
                             V.I. Fund --       Fund --          Fund --        Series --      Series --       Income
                           Class III Shares Class III Shares Class III Shares    Class A        Class B         Fund
                           ---------------- ---------------- ---------------- -------------- -------------- -------------
Assets:
Investments at fair
  market value (note 2b)..     $174,781        1,073,170            --            35,506        429,406        10,792
Dividend receivable.......       21,241           78,037            --                --             --            28
Receivable for units sold.           13           18,243            --                 1         30,066            --
                               --------        ---------            --            ------        -------        ------
   Total assets...........      196,035        1,169,450            --            35,507        459,472        10,820
                               --------        ---------            --            ------        -------        ------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b)..           19              179            --                 4             59             1
Net assets attributable
  to:
   Variable deferred
     annuity contract
     owners in the
     accumulation period..     $196,016        1,111,065            --            35,503        455,907        10,819
   Variable deferred
     annuity contract
     owners in the
     annuitization period.           --           58,206            --                --          3,506            --
                               --------        ---------            --            ------        -------        ------
       Net assets.........     $196,016        1,169,271            --            35,503        459,413        10,819
                               ========        =========            ==            ======        =======        ======
Investments in
  securities, at cost.....     $194,882        1,114,981            --            34,322        399,235        10,792
                               ========        =========            ==            ======        =======        ======
Shares outstanding........       11,020           79,435            --             1,871         19,563         1,075
                               ========        =========            ==            ======        =======        ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                             Federated
                             Insurance
                               Series      Fidelity(R) Variable Insurance Products Fund
                           -------------- -----------------------------------------------
                           Federated High                       VIP
                            Income Bond    VIP Balanced    Contrafund(R)    VIP Mid Cap
                             Fund II --    Portfolio --    Portfolio --    Portfolio --
                           Service Shares Service Class 2 Service Class 2 Service Class 2
                           -------------- --------------- --------------- ---------------
Assets:
Investments at fair
  market value (note 2b)..      $--           249,989         249,705         33,154
Dividend receivable.......       --                --              --             --
Receivable for units sold.       --                24          19,689              2
                                ---           -------         -------         ------
       Total assets.......       --           250,013         269,394         33,156
                                ---           -------         -------         ------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b)..       --                38              35              2
Net assets attributable
  to:
   Variable deferred
     annuity contract
     owners in the
     accumulation period..      $--           249,975         267,356         33,154
   Variable deferred
     annuity contract
     owners in the
     annuitization period.       --                --           2,003             --
                                ---           -------         -------         ------
       Net assets.........      $--           249,975         269,359         33,154
                                ===           =======         =======         ======
Investments in
  securities, at cost.....      $--           240,578         255,205         33,052
                                ===           =======         =======         ======
Shares outstanding........       --            16,170           8,027            968
                                ===           =======         =======         ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                           Franklin Templeton Variable Insurance Products
                                               Trust
                           ---------------------------------------------
                                                             Templeton
                           Franklin Income  Mutual Shares      Growth
                             Securities       Securities     Securities
                               Fund --         Fund --        Fund --
                           Class 2 Shares   Class 2 Shares Class 2 Shares
                           ---------------  -------------- --------------
Assets:
Investments at fair
  market value (note 2b)..   $2,649,211        325,259         94,015
Dividend receivable.......           --             --             --
Receivable for units sold.       17,815         19,331              7
                             ----------        -------         ------
       Total assets.......    2,667,026        344,590         94,022
                             ----------        -------         ------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b)..          389             43             10
Net assets attributable
  to:
   Variable deferred
     annuity contract
     owners in the
     accumulation period..   $2,646,541        342,544         94,012
   Variable deferred
     annuity contract
     owners in the
     annuitization period.       20,096          2,003             --
                             ----------        -------         ------
       Net assets.........   $2,666,637        344,547         94,012
                             ==========        =======         ======
Investments in
  securities, at cost.....   $2,583,397        308,465         88,886
                             ==========        =======         ======
Shares outstanding........      152,604         15,890          5,902
                             ==========        =======         ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                              GE Investments Funds, Inc.
                           ----------------------------------------------------------------
                                    Money   Real Estate            Small-Cap  Total Return
                            Income  Market  Securities  S&P 500(R)  Equity      Fund --
                             Fund    Fund      Fund     Index Fund   Fund    Class 3 shares
                           -------- ------- ----------- ---------- --------- --------------
Assets:
Investments at fair
  market value (note 2b).. $570,499 470,735   184,102       --      18,991     3,166,602
Dividend receivable.......       --   2,145        --       --          --            --
Receivable for units sold.   48,891   9,642        12       --           1        17,715
                           -------- -------   -------       --      ------     ---------
       Total assets.......  619,390 482,522   184,114       --      18,992     3,184,317
                           -------- -------   -------       --      ------     ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b)..       81      52        17       --           2           471
Net assets attributable
  to:
   Variable deferred
     annuity contract
     owners in the
     accumulation period.. $614,301 481,468   184,097       --      18,990     3,122,769
   Variable deferred
     annuity contract
     owners in the
     annuitization period.    5,008   1,002        --       --          --        61,077
                           -------- -------   -------       --      ------     ---------
       Net assets......... $619,309 482,470   184,097       --      18,990     3,183,846
                           ======== =======   =======       ==      ======     =========
Investments in
  securities, at cost..... $587,901 470,735   215,941       --      21,562     3,165,485
                           ======== =======   =======       ==      ======     =========
Shares outstanding........   48,347 470,735     8,567       --       1,320       179,005
                           ======== =======   =======       ==      ======     =========

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                                          Legg Mason
                                                           Partners
                                                           Variable
                                                         Portfolios I, MFS(R) Variable Insurance
                                Janus Aspen Series           Inc.                Trust
                           ----------------------------- ------------- -------------------------
                                                          Legg Mason
                                                           Partners    MFS(R) Total    MFS(R)
                                                           Variable       Return     Utilities
                              Balanced        Forty      Total Return   Series --    Series --
                            Portfolio --   Portfolio --  Portfolio --    Service      Service
                           Service Shares Service Shares   Class II    Class Shares Class Shares
                           -------------- -------------- ------------- ------------ ------------
Assets:
Investments at fair
  market value (note 2b)..    $208,011       282,778        13,175       294,575      191,161
Dividend receivable.......          --            --            --            --           --
Receivable for units sold.          19        25,256             1            27           12
                              --------       -------        ------       -------      -------
       Total assets.......     208,030       308,034        13,176       294,602      191,173
                              --------       -------        ------       -------      -------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b)..          28            40             2            41           18
Net assets attributable
  to:
   Variable deferred
     annuity contract
     owners in the
     accumulation period..    $208,002       305,490        13,174       294,561      191,155
   Variable deferred
     annuity contract
     owners in the
     annuitization period.          --         2,504            --            --           --
                              --------       -------        ------       -------      -------
       Net assets.........    $208,002       307,994        13,174       294,561      191,155
                              ========       =======        ======       =======      =======
Investments in
  securities, at cost.....    $207,129       264,842        13,186       286,883      190,028
                              ========       =======        ======       =======      =======
Shares outstanding........       7,215         9,454         1,059        13,594        6,589
                              ========       =======        ======       =======      =======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                               Oppenheimer Variable Account Funds
                           --------------------------------------------------------------------------
                                           Oppenheimer    Oppenheimer                   Oppenheimer
                            Oppenheimer      Capital         Global      Oppenheimer    Main Street
                              Balanced     Appreciation    Securities    Main Street     Small Cap
                             Fund/VA --     Fund/VA --     Fund/VA --     Fund/VA --     Fund/VA --
                           Service Shares Service Shares Service Shares Service Shares Service Shares
                           -------------- -------------- -------------- -------------- --------------
Assets:
Investments at fair
  market value (note 2b)..    $200,223        8,048            --          514,712         3,818
Dividend receivable.......          --           --            --               --            --
Receivable for units sold.          18           --            --           43,885            --
                              --------        -----            --          -------         -----
       Total assets.......     200,241        8,048            --          558,597         3,818
                              --------        -----            --          -------         -----
Liabilities:
Accrued expenses payable
  to affiliate (note 4b)..          27            2            --               73            --
Net assets attributable
  to:
   Variable deferred
     annuity contract
     owners in the
     accumulation period..    $200,214        8,046            --          554,017         3,818
   Variable deferred
     annuity contract
     owners in the
     annuitization period.          --           --            --            4,507            --
                              --------        -----            --          -------         -----
       Net assets.........    $200,214        8,046            --          558,524         3,818
                              ========        =====            ==          =======         =====
Investments in
  securities, at cost.....    $195,335        7,470            --          489,383         3,854
                              ========        =====            ==          =======         =====
Shares outstanding........      11,396          196            --           20,940           201
                              ========        =====            ==          =======         =====

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                  PIMCO Variable Insurance Trust
                           ---------------------------------------------
                                             Long-Term
                             High Yield   U.S. Government  Total Return
                            Portfolio --   Portfolio --    Portfolio --
                           Administrative Administrative  Administrative
                            Class Shares   Class Shares    Class Shares
                           -------------- --------------- --------------
Assets:
Investments at fair
  market value (note 2b)..    $226,945        227,538       1,134,861
Dividend receivable.......       1,261            769           4,233
Receivable for units sold.      19,001         20,460          98,417
                              --------        -------       ---------
       Total assets.......     247,207        248,767       1,237,511
                              --------        -------       ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b)..          36             38             174
Net assets attributable
  to:
   Variable deferred
     annuity contract
     owners in the
     accumulation period..    $245,168        246,726       1,227,321
   Variable deferred
     annuity contract
     owners in the
     annuitization period.       2,003          2,003          10,016
                              --------        -------       ---------
       Net assets.........    $247,171        248,729       1,237,337
                              ========        =======       =========
Investments in
  securities, at cost.....    $222,928        231,530       1,139,601
                              ========        =======       =========
Shares outstanding........      27,212         21,816         112,140
                              ========        =======       =========

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                                                             Van Kampen
                                                                           Life Investment
                                     The Prudential Series Fund                 Trust
                           ----------------------------------------------- ---------------
                              Jennison                         Natural
                             20/20 Focus      Jennison        Resources       Comstock
                            Portfolio --    Portfolio --    Portfolio --    Portfolio --
                           Class II Shares Class II Shares Class II Shares Class II Shares
                           --------------- --------------- --------------- ---------------
Assets:
Investments at fair
  market value (note 2b)..    $510,878          1,568           7,596          121,829
Dividend receivable.......          --             --              --               --
Receivable for units sold.      45,079             --              --            9,598
                              --------          -----           -----          -------
       Total assets.......     555,957          1,568           7,596          131,427
                              --------          -----           -----          -------
Liabilities:
Accrued expenses payable
  to affiliate (note 4b)..          72             --               1               17
Net assets attributable
  to:
   Variable deferred
     annuity contract
     owners in the
     accumulation period..    $551,378          1,568           7,595          130,408
   Variable deferred
     annuity contract
     owners in the
     annuitization period.       4,507             --              --            1,002
                              --------          -----           -----          -------
       Net assets.........    $555,885          1,568           7,595          131,410
                              ========          =====           =====          =======
Investments in
  securities, at cost.....    $482,260          1,529           7,844          115,607
                              ========          =====           =====          =======
Shares outstanding........      32,314             76             167            8,288
                              ========          =====           =====          =======

                See accompanying notes to financial statements

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                           Statements of Operations

                                                 AIM Variable     AllianceBernstein Variable Products
                                                Insurance Funds            Series Fund, Inc.
                                              ------------------- ---------------------------------------
                                                                  AllianceBernstein    AllianceBernstein
                                                   AIM V.I.          Growth and          International
                                                 International         Income                Value
                                                Growth Fund --      Portfolio --         Portfolio --
                          Consolidated Total   Series II shares        Class B              Class B
                          ------------------- ------------------- -----------------    -----------------
                          Period from July 28 Period from July 28
                                  to                  to
                           December 31, 2006   December 31, 2006  Period from July 28 to December 31, 2006
                          ------------------- ------------------- ---------------------------------------
Income -- Ordinary
  dividends..............      $171,667              4,336               --                     --
Expenses -- Mortality
  and expense risk
  charges (note 4a)......        53,630              1,978               --                  3,748
                               --------             ------               --                 ------
Net investment income
  (expense)..............       118,037              2,358               --                 (3,748)
                               --------             ------               --                 ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       104,181             14,073               --                 12,320
   Change in unrealized
     appreciation
     (depreciation)......       195,798             30,096               --                 66,897
   Capital gain
     distributions.......       155,047                 --               --                     --
                               --------             ------               --                 ------
Net realized and
  unrealized gain (loss)
  on investments.........       455,026             44,169               --                 79,217
                               --------             ------               --                 ------
Increase (decrease) in
  net assets from
  operations.............      $573,063             46,527               --                 75,469
                               ========             ======               ==                 ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                              Columbia Funds Variable Insurance
                                BlackRock Variable Series Funds, Inc.                      Trust I
                          -------------------------------------------------- ---------------------------------------
                             BlackRock        BlackRock        BlackRock     Columbia Marsico    Columbia Marsico
                               Basic            Global         Large Cap       Growth Fund,        International
                             Value V.I.    Allocation V.I.    Growth V.I.        Variable       Opportunities Fund,
                              Fund --          Fund --          Fund --         Series --       Variable Series --
                          Class III Shares Class III Shares Class III Shares     Class A              Class B
                          ---------------- ---------------- ---------------- ----------------   -------------------
                               Period from July 28 to December 31, 2006      Period from July 28 to December 31, 2006
                          -------------------------------------------------- ---------------------------------------
Income -- Ordinary
  dividends..............     $  5,185          31,023             --                --                3,261
Expenses -- Mortality
  and expense risk
  charges (note 4a)......          121           3,948             --                68                1,835
                              --------         -------             --             -----               ------
Net investment income
  (expense)..............        5,064          27,075             --               (68)               1,426
                              --------         -------             --             -----               ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        1,296          11,747             --                 3                 (861)
   Change in unrealized
     appreciation
     (depreciation)......      (20,101)        (41,811)            --             1,184               30,171
   Capital gain
     distributions.......       16,056          47,014             --                --                5,542
                              --------         -------             --             -----               ------
Net realized and
  unrealized gain (loss)
  on investments.........       (2,749)         16,950             --             1,187               34,852
                              --------         -------             --             -----               ------
Increase (decrease) in
  net assets from
  operations.............     $  2,315          44,025             --             1,119               36,278
                              ========         =======             ==             =====               ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                              Eaton Vance          Federated
                            Variable Trust     Insurance Series    Fidelity(R) Variable Insurance Products Fund
                          ------------------- ------------------- ----------------------------------------------
                                                   Federated            VIP             VIP             VIP
                                               High Income Bond      Balanced      Contrafund(R)      Mid Cap
                           VT Floating-Rate       Fund II --       Portfolio --    Portfolio --    Portfolio --
                              Income Fund       Service Shares    Service Class 2 Service Class 2 Service Class 2
                          ------------------- ------------------- --------------- --------------- ---------------
                          Period from July 28 Period from July 28
                                  to                  to
                           December 31, 2006   December 31, 2006     Period from July 28 to December 31, 2006
                          ------------------- ------------------- ----------------------------------------------
Income -- Ordinary
  dividends..............         $59                 --                  --           1,536             --
Expenses -- Mortality
  and expense risk
  charges (note 4a)......          10                 --                 947           1,123             45
                                  ---                 --               -----          ------            ---
Net investment income
  (expense)..............          49                 --                (947)            413            (45)
                                  ---                 --               -----          ------            ---
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............          --                 --                 131            (867)           (11)
   Change in unrealized
     appreciation
     (depreciation)......          --                 --               9,411          (5,500)           102
   Capital gain
     distributions.......          --                 --                  --          17,631             --
                                  ---                 --               -----          ------            ---
Net realized and
  unrealized gain (loss)
  on investments.........          --                 --               9,542          11,264             91
                                  ---                 --               -----          ------            ---
Increase (decrease) in
  net assets from
  operations.............         $49                 --               8,595          11,677             46
                                  ===                 ==               =====          ======            ===

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                          Franklin Templeton Variable Insurance Products Trust
                          ---------------------------------------------------
                                                                Templeton
                          Franklin Income    Mutual Shares        Growth
                            Securities         Securities       Securities
                              Fund --           Fund --          Fund --
                          Class 2 Shares     Class 2 Shares   Class 2 Shares
                          ---------------    --------------   --------------
                            Period from July 28 to December 31, 2006
                          ---------------------------------------------------
Income -- Ordinary
  dividends..............     $    --                --              --
Expenses -- Mortality
  and expense risk
  charges (note 4a)......       7,570             1,259             213
                              -------            ------           -----
Net investment income
  (expense)..............      (7,570)           (1,259)           (213)
                              -------            ------           -----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      19,457             2,290              64
   Change in unrealized
     appreciation
     (depreciation)......      65,814            16,794           5,129
   Capital gain
     distributions.......          --                --              --
                              -------            ------           -----
Net realized and
  unrealized gain (loss)
  on investments.........      85,271            19,084           5,193
                              -------            ------           -----
Increase (decrease) in
  net assets from
  operations.............     $77,701            17,825           4,980
                              =======            ======           =====

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                             GE Investments Funds, Inc.
                          ----------------------------------------------------------------
                                    Money  Real Estate            Small-Cap  Total Return
                           Income   Market Securities  S&P 500(R)  Equity      Fund --
                            Fund     Fund     Fund     Index Fund   Fund    Class 3 shares
                          --------  ------ ----------- ---------- --------- --------------
                                      Period from July 28 to December 31, 2006
                          ----------------------------------------------------------------
Income -- Ordinary
  dividends.............. $ 25,702  8,082      4,730       --         144       56,042
Expenses -- Mortality
  and expense risk
  charges (note 4a)......    2,613  2,140        420       --          15        9,489
                          --------  -----    -------       --      ------       ------
Net investment income
  (expense)..............   23,089  5,942      4,310       --         129       46,553
                          --------  -----    -------       --      ------       ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    2,943     --      9,140       --          (1)      10,485
   Change in unrealized
     appreciation
     (depreciation)......  (17,402)    --    (31,839)      --      (2,571)       1,117
   Capital gain
     distributions.......       --     --     24,350       --       2,155       40,054
                          --------  -----    -------       --      ------       ------
Net realized and
  unrealized gain (loss)
  on investments.........  (14,459)    --      1,651       --        (417)      51,656
                          --------  -----    -------       --      ------       ------
Increase (decrease) in
  net assets from
  operations............. $  8,630  5,942      5,961       --        (288)      98,209
                          ========  =====    =======       ==      ======       ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                            Legg Mason
                                                         Partners Variable  MFS(R) Variable Insurance
                               Janus Aspen Series       Portfolios I, Inc.            Trust
                          ----------------------------  ------------------- ------------------------
                                                            Legg Mason         MFS(R)       MFS(R)
                                                         Partners Variable  Total Return  Utilities
                             Balanced        Forty         Total Return      Series --    Series --
                           Portfolio --   Portfolio --     Portfolio --       Service      Service
                          Service Shares Service Shares      Class II       Class Shares Class Shares
                          -------------- -------------- ------------------- ------------ ------------
                               Period from July 28      Period from July 28    Period from July 28
                                       to                       to                     to
                                December 31, 2006        December 31, 2006      December 31, 2006
                          ----------------------------  ------------------- ------------------------
Income -- Ordinary
  dividends..............     $1,921            199             227               --            --
Expenses -- Mortality
  and expense risk
  charges (note 4a)......        474          1,297              45              805           126
                              ------         ------             ---            -----        ------
Net investment income
  (expense)..............      1,447         (1,098)            182             (805)         (126)
                              ------         ------             ---            -----        ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............          7          2,498               1               33        (1,946)
   Change in unrealized
     appreciation
     (depreciation)......        882         17,936             (11)           7,692         1,133
   Capital gain
     distributions.......         --             --             232               --            --
                              ------         ------             ---            -----        ------
Net realized and
  unrealized gain (loss)
  on investments.........        889         20,434             222            7,725          (813)
                              ------         ------             ---            -----        ------
Increase (decrease) in
  net assets from
  operations.............     $2,336         19,336             404            6,920          (939)
                              ======         ======             ===            =====        ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                              Oppenheimer Variable Account Funds
                          -------------------------------------------------------------------------
                                          Oppenheimer    Oppenheimer                   Oppenheimer
                           Oppenheimer      Capital         Global      Oppenheimer    Main Street
                             Balanced     Appreciation    Securities    Main Street     Small Cap
                            Fund/VA --     Fund/VA --     Fund/VA --     Fund/VA --     Fund/VA --
                          Service Shares Service Shares Service Shares Service Shares Service Shares
                          -------------- -------------- -------------- -------------- --------------
                                           Period from July 28 to December 31, 2006
                          -------------------------------------------------------------------------
Income -- Ordinary
  dividends..............     $   --           --             --               --           --
Expenses -- Mortality
  and expense risk
  charges (note 4a)......        467           34             --            2,331            2
                              ------          ---             --           ------          ---
Net investment income
  (expense)..............       (467)         (34)            --           (2,331)          (2)
                              ------          ---             --           ------          ---
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............          9            1             --            4,742           --
   Change in unrealized
     appreciation
     (depreciation)......      4,888          578             --           25,329          (36)
   Capital gain
     distributions.......         --           --             --               --           --
                              ------          ---             --           ------          ---
Net realized and
  unrealized gain (loss)
  on investments.........      4,897          579             --           30,071          (36)
                              ------          ---             --           ------          ---
Increase (decrease) in
  net assets from
  operations.............     $4,430          545             --           27,740          (38)
                              ======          ===             ==           ======          ===

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                 PIMCO Variable Insurance Trust
                          --------------------------------------------
                                            Long-Term
                            High Yield   U.S. Government  Total Return
                           Portfolio --   Portfolio --    Portfolio --
                          Administrative Administrative  Administrative
                           Class Shares   Class Shares    Class Shares
                          -------------- --------------- --------------
                            Period from July 28 to December 31, 2006
                          --------------------------------------------
Income -- Ordinary
  dividends..............     $4,110          5,153          19,957
Expenses -- Mortality
  and expense risk
  charges (note 4a)......      1,041          1,046           5,227
                              ------         ------          ------
Net investment income
  (expense)..............      3,069          4,107          14,730
                              ------         ------          ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        735            871           1,433
   Change in unrealized
     appreciation
     (depreciation)......      4,017         (3,992)         (4,740)
   Capital gain
     distributions.......         --          2,013              --
                              ------         ------          ------
Net realized and
  unrealized gain (loss)
  on investments.........      4,752         (1,108)         (3,307)
                              ------         ------          ------
Increase (decrease) in
  net assets from
  operations.............     $7,821          2,999          11,423
                              ======         ======          ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                              Van Kampen
                                                                            Life Investment
                                    The Prudential Series Fund                   Trust
                          ----------------------------------------------  -------------------
                             Jennison                         Natural
                            20/20 Focus      Jennison        Resources         Comstock
                           Portfolio --    Portfolio --    Portfolio --      Portfolio --
                          Class II Shares Class II Shares Class II Shares   Class II Shares
                          --------------- --------------- --------------- -------------------
                                                                          Period from July 28
                                                                                  to
                             Period from July 28 to December 31, 2006      December 31, 2006
                          ----------------------------------------------  -------------------
Income -- Ordinary
  dividends..............     $    --           --               --                 --
Expenses -- Mortality
  and expense risk
  charges (note 4a)......       2,331            3                6                853
                              -------           --             ----             ------
Net investment income
  (expense)..............      (2,331)          (3)              (6)              (853)
                              -------           --             ----             ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............       5,749           --               --              7,839
   Change in unrealized
     appreciation
     (depreciation)......      28,618           39             (248)             6,222
   Capital gain
     distributions.......          --           --               --                 --
                              -------           --             ----             ------
Net realized and
  unrealized gain (loss)
  on investments.........      34,367           39             (248)            14,061
                              -------           --             ----             ------
Increase (decrease) in
  net assets from
  operations.............     $32,036           36             (254)            13,208
                              =======           ==             ====             ======



                See accompanying notes to financial statements

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                      Statements of Changes in Net Assets

                                                     AIM Variable     AllianceBernstein Variable Products
                                                    Insurance Funds            Series Fund, Inc.
                                                  ------------------- ----------------------------------
                                                                      AllianceBernstein AllianceBernstein
                                                       AIM V.I.          Growth and       International
                                                     International         Income             Value
                                                    Growth Fund --      Portfolio --      Portfolio --
                              Consolidated Total   Series II shares        Class B           Class B
                              ------------------- ------------------- ----------------- -----------------
                              Period from July 28 Period from July 28         Period from July 28
                                      to                  to                          to
                               December 31, 2006   December 31, 2006           December 31, 2006
                              ------------------- ------------------- ----------------------------------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............     $   118,037             2,358                --              (3,748)
   Net realized gain
     (loss) on
     investments.............         104,181            14,073                --              12,320
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............         195,798            30,096                --              66,897
   Capital gain
     distributions...........         155,047                --                --                  --
                                  -----------           -------            ------           ---------
       Increase
         (decrease) in
         net assets from
         operations..........         573,063            46,527                --              75,469
                                  -----------           -------            ------           ---------
From capital
  transactions:
   Net premiums..............      15,187,279           431,222             3,096           1,011,625
   Transfers (to) from
     the general account
     of Genworth Life &
     Annuity (note 1):
     Surrenders..............        (293,068)           (8,230)               --             (19,130)
     Transfers (to) from
       the Guarantee
       Account...............         364,755             5,598                --              10,903
     Transfers (to) from
       other subaccounts.....              --            74,619            (3,096)            (29,175)
                                  -----------           -------            ------           ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............      15,258,966           503,209                --             974,223
                                  -----------           -------            ------           ---------
Net assets at end of
  period.....................     $15,832,029           549,736                --           1,049,692
                                  ===========           =======            ======           =========
Changes in units (note
  5):
   Units purchased...........       2,513,445            90,812               272             170,746
   Units redeemed............      (1,099,117)          (46,026)             (272)            (85,465)
                                  -----------           -------            ------           ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners
     during the year or
     lesser period ended
     December 31, 2006.......       1,414,328            44,786                --              85,281
                                  ===========           =======            ======           =========

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                    Columbia Funds Variable        Eaton Vance
                            BlackRock Variable Series Funds, Inc.      Insurance Trust I         Variable Trust
                            -----------------------------------   ---------------------------  -------------------
                                                                  Columbia       Columbia
                            BlackRock    BlackRock    BlackRock    Marsico       Marsico
                              Basic        Global     Large Cap    Growth     International
                            Value V.I.   Allocation     Growth      Fund,     Opportunities
                             Fund --    V.I. Fund -- V.I. Fund -- Variable        Fund,
                            Class III    Class III    Class III   Series -- Variable Series --  VT Floating-Rate
                              Shares       Shares       Shares     Class A       Class B           Income Fund
                            ----------  ------------ ------------ --------- ------------------ -------------------
                                    Period from July 28               Period from July 28      Period from July 28
                                             to                                to                      to
                                     December 31, 2006                 December 31, 2006        December 31, 2006
                            -----------------------------------   ---------------------------  -------------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)...............  $  5,064       27,075          --        (68)         1,426                 49
 Net realized gain
   (loss) on investments...     1,296       11,747          --          3           (861)                --
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............   (20,101)     (41,811)         --      1,184         30,171                 --
 Capital gain
   distributions...........    16,056       47,014          --         --          5,542                 --
                             --------    ---------      ------     ------        -------             ------
    Increase (decrease)
     in net assets from
     operations............     2,315       44,025          --      1,119         36,278                 49
                             --------    ---------      ------     ------        -------             ------
From capital
 transactions:
 Net premiums..............        --    1,141,593       1,548     11,250        503,360                (15)
 Transfers (to) from the
   general account of
   Genworth Life &
   Annuity (note 1):
   Surrenders..............        --      (61,443)         --         --         (9,605)                --
   Transfers (to) from
    the Guarantee Account..    23,147       55,451          --     23,134         22,670             10,785
   Transfers (to) from
    other subaccounts......   170,554      (10,355)     (1,548)        --        (93,290)                --
                             --------    ---------      ------     ------        -------             ------
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................   193,701    1,125,246          --     34,384        423,135             10,770
                             --------    ---------      ------     ------        -------             ------
Net assets at end of
 period....................  $196,016    1,169,271          --     35,503        459,413             10,819
                             ========    =========      ======     ======        =======             ======
Changes in units (note
 5):
 Units purchased...........    31,390      164,169         141      3,264         73,814              2,544
 Units redeemed............   (14,682)     (58,812)       (141)        --        (35,445)            (1,490)
                             --------    ---------      ------     ------        -------             ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the year or
   lesser period ended
   December 31, 2006.......    16,708      105,357          --      3,264         38,369              1,054
                             ========    =========      ======     ======        =======             ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                 Federated
                             Insurance Series    Fidelity(R) Variable Insurance Products Fund
                            ------------------- ----------------------------------------------
                              Federated High          VIP             VIP             VIP
                                Income Bond        Balanced      Contrafund(R)      Mid Cap
                                Fund II --       Portfolio --    Portfolio --    Portfolio --
                              Service Shares    Service Class 2 Service Class 2 Service Class 2
                            ------------------- --------------- --------------- ---------------
                            Period from July 28               Period from July 28
                                    to                                to
                             December 31, 2006                 December 31, 2006
                            ------------------- ----------------------------------------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)...............       $    --              (947)            413            (45)
 Net realized gain
   (loss) on investments...            --               131            (867)           (11)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............            --             9,411          (5,500)           102
 Capital gain
   distributions...........            --                --          17,631             --
                                  -------           -------         -------         ------
    Increase (decrease)
     in net assets from
     operations............            --             8,595          11,677             46
                                  -------           -------         -------         ------
From capital
 transactions:
 Net premiums..............         1,548           242,600         306,673         12,313
 Transfers (to) from the
   general account of
   Genworth Life &
   Annuity (note 1):
   Surrenders..............            --            (1,367)         (5,479)            --
   Transfers (to) from
    the Guarantee Account..            --              (140)          2,014         23,117
   Transfers (to) from
    other subaccounts......        (1,548)              287         (45,526)        (2,322)
                                  -------           -------         -------         ------
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................            --           241,380         257,682         33,108
                                  -------           -------         -------         ------
Net assets at end of
 period....................       $    --           249,975         269,359         33,154
                                  =======           =======         =======         ======
Changes in units (note
 5):
 Units purchased...........           146            23,118          45,279          3,375
 Units redeemed............          (146)             (248)        (20,671)          (341)
                                  -------           -------         -------         ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the year or
   lesser period ended
   December 31, 2006.......            --            22,870          24,608          3,034
                                  =======           =======         =======         ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               Franklin Templeton Variable
                                Insurance Products Trust
                            --------------------------------
                             Franklin     Mutual   Templeton
                              Income      Shares     Growth
                            Securities  Securities Securities
                             Fund --     Fund --    Fund --
                             Class 2     Class 2    Class 2
                              Shares      Shares     Shares
                            ----------  ---------- ----------
                                   Period from July 28
                                           to
                                    December 31, 2006
                            --------------------------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)............... $   (7,570)   (1,259)      (213)
 Net realized gain
   (loss) on investments...     19,457     2,290         64
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............     65,814    16,794      5,129
 Capital gain
   distributions...........         --        --         --
                            ----------   -------     ------
    Increase (decrease)
     in net assets from
     operations............     77,701    17,825      4,980
                            ----------   -------     ------
From capital
 transactions:
 Net premiums..............  2,547,082   386,878     88,643
 Transfers (to) from the
   general account of
   Genworth Life &
   Annuity (note 1):
   Surrenders..............    (25,354)   (5,472)        --
   Transfers (to) from
    the Guarantee Account..     24,549     2,731        389
   Transfers (to) from
    other subaccounts......     42,659   (57,415)        --
                            ----------   -------     ------
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................  2,588,936   326,722     89,032
                            ----------   -------     ------
Net assets at end of
 period.................... $2,666,637   344,547     94,012
                            ==========   =======     ======
Changes in units (note
 5):
 Units purchased...........    352,837    52,202      8,379
 Units redeemed............   (114,995)  (21,872)      (317)
                            ----------   -------     ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the year or
   lesser period ended
   December 31, 2006.......    237,842    30,330      8,062
                            ==========   =======     ======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                            GE Investments Funds, Inc.
                            ----------------------------------------------------------
                                                                               Total
                                                   Real     S&P               Return
                                       Money      Estate   500(R)  Small-Cap  Fund --
                             Income    Market   Securities Index    Equity    Class 3
                              Fund      Fund       Fund     Fund     Fund     shares
                            --------  --------  ---------- ------  --------- ---------
                                     Period from July 28 to December 31, 2006
                            ----------------------------------------------------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)............... $ 23,089     5,942     4,310       --      129      46,553
 Net realized gain
   (loss) on investments...    2,943        --     9,140       --       (1)     10,485
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............  (17,402)       --   (31,839)      --   (2,571)      1,117
 Capital gain
   distributions...........       --        --    24,350       --    2,155      40,054
                            --------  --------   -------   ------   ------   ---------
    Increase (decrease)
     in net assets from
     operations............    8,630     5,942     5,961       --     (288)     98,209
                            --------  --------   -------   ------   ------   ---------
From capital
 transactions:
 Net premiums..............  716,865   142,253     1,600    2,322       --   3,086,442
 Transfers (to) from the
   general account of
   Genworth Life &
   Annuity (note 1):
   Surrenders..............  (13,617)   (2,717)       --       --       --     (68,004)
   Transfers (to) from
    the Guarantee Account..    6,005     1,346    17,420       --   19,278      57,315
   Transfers (to) from
    other subaccounts......  (98,574)  335,646   159,116   (2,322)      --       9,884
                            --------  --------   -------   ------   ------   ---------
    Increase (decrease)
     in net assets from
     capital
     transactions
     (note 5)..............  610,679   476,528   178,136       --   19,278   3,085,637
                            --------  --------   -------   ------   ------   ---------
Net assets at end of
 period.................... $619,309   482,470   184,097       --   18,990   3,183,846
                            ========  ========   =======   ======   ======   =========
Changes in units (note
 5):
 Units purchased...........  120,900   205,085    34,640      206    1,696     377,596
 Units redeemed............  (61,381) (157,738)  (19,636)    (206)      --     (93,196)
                            --------  --------   -------   ------   ------   ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the year or
   lesser period ended
   December 31, 2006.......   59,519    47,347    15,004       --    1,696     284,400
                            ========  ========   =======   ======   ======   =========

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                              Legg Mason
                                                           Partners Variable  MFS(R) Variable Insurance
                                 Janus Aspen Series       Portfolios I, Inc.            Trust
                            ----------------------------  ------------------- ------------------------
                                                              Legg Mason         MFS(R)       MFS(R)
                                                           Partners Variable  Total Return  Utilities
                               Balanced        Forty         Total Return      Series --    Series --
                             Portfolio --   Portfolio --     Portfolio --       Service      Service
                            Service Shares Service Shares      Class II       Class Shares Class Shares
                            -------------- -------------- ------------------- ------------ ------------
                                 Period from July 28      Period from July 28    Period from July 28
                                         to                       to                     to
                                  December 31, 2006        December 31, 2006      December 31, 2006
                            ----------------------------  ------------------- ------------------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)...............    $  1,447        (1,098)             182             (805)        (126)
 Net realized gain
   (loss) on investments...           7         2,498                1               33       (1,946)
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............         882        17,936              (11)           7,692        1,133
 Capital gain
   distributions...........          --            --              232               --           --
                               --------       -------           ------          -------      -------
    Increase (decrease)
     in net assets from
     operations............       2,336        19,336              404            6,920         (939)
                               --------       -------           ------          -------      -------
From capital
 transactions:
 Net premiums..............     204,126       357,296           12,785          287,524       15,087
 Transfers (to) from the
   general account of
   Genworth Life &
   Annuity (note 1):
   Surrenders..............          --        (6,871)              --             (237)          --
   Transfers (to) from
    the Guarantee Account..         316         2,153              (11)             266       15,453
   Transfers (to) from
    other subaccounts......       1,224       (63,920)              (4)              88      161,554
                               --------       -------           ------          -------      -------
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................     205,666       288,658           12,770          287,641      192,094
                               --------       -------           ------          -------      -------
Net assets at end of
 period....................    $208,002       307,994           13,174          294,561      191,155
                               ========       =======           ======          =======      =======
Changes in units (note
 5):
 Units purchased...........      18,945        56,862            1,195           26,758       29,812
 Units redeemed............          (8)      (29,875)              (2)             (55)     (14,372)
                               --------       -------           ------          -------      -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the year or
   lesser period ended
   December 31, 2006.......      18,937        26,987            1,193           26,703       15,440
                               ========       =======           ======          =======      =======

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                         Oppenheimer Variable Account Funds
                            -----------------------------------------------------------
                                        Oppenheimer  Oppenheimer             Oppenheimer
                            Oppenheimer   Capital      Global    Oppenheimer Main Street
                             Balanced   Appreciation Securities  Main Street  Small Cap
                            Fund/VA --   Fund/VA --  Fund/VA --  Fund/VA --  Fund/VA --
                              Service     Service      Service     Service     Service
                              Shares       Shares      Shares      Shares      Shares
                            ----------- ------------ ----------- ----------- -----------
                                      Period from July 28 to December 31, 2006
                            -----------------------------------------------------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)...............  $   (467)       (34)          --       (2,331)        (2)
 Net realized gain
   (loss) on investments...         9          1           --        4,742         --
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............     4,888        578           --       25,329        (36)
 Capital gain
   distributions...........        --         --           --           --         --
                             --------      -----       ------     --------      -----
    Increase (decrease)
     in net assets from
     operations............     4,430        545           --       27,740        (38)
                             --------      -----       ------     --------      -----
From capital
 transactions:
 Net premiums..............   195,376      7,500        1,548      645,292         --
 Transfers (to) from the
   general account of
   Genworth Life &
   Annuity (note 1):
   Surrenders..............        --         --           --      (12,305)        --
   Transfers (to) from
    the Guarantee Account..       411          1           --        4,211      3,856
   Transfers (to) from
    other subaccounts......        (3)        --       (1,548)    (106,414)        --
                             --------      -----       ------     --------      -----
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................   195,784      7,501           --      530,784      3,856
                             --------      -----       ------     --------      -----
Net assets at end of
 period....................  $200,214      8,046           --      558,524      3,818
                             ========      =====       ======     ========      =====
Changes in units (note
 5):
 Units purchased...........    18,021        737          135       95,109        346
 Units redeemed............       (11)        --         (135)     (45,631)        --
                             --------      -----       ------     --------      -----
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the year or
   lesser period ended
   December 31, 2006.......    18,010        737           --       49,478        346
                             ========      =====       ======     ========      =====

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                   PIMCO Variable Insurance Trust
                            -------------------------------------------
                                             Long-Term
                                                U.S.
                              High Yield     Government    Total Return
                             Portfolio --   Portfolio --   Portfolio --
                            Administrative Administrative Administrative
                             Class Shares   Class Shares   Class Shares
                            -------------- -------------- --------------
                              Period from July 28 to December 31, 2006
                            -------------------------------------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)...............    $  3,069         4,107          14,730
 Net realized gain
   (loss) on investments...         735           871           1,433
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............       4,017        (3,992)         (4,740)
 Capital gain
   distributions...........          --         2,013              --
                               --------       -------       ---------
    Increase (decrease)
     in net assets from
     operations............       7,821         2,999          11,423
                               --------       -------       ---------
From capital
 transactions:
 Net premiums..............     285,670       289,031       1,433,809
 Transfers (to) from the
   general account of
   Genworth Life &
   Annuity (note 1):
   Surrenders..............      (5,444)       (5,461)        (27,234)
   Transfers (to) from
    the Guarantee Account..       2,634         1,984          11,954
   Transfers (to) from
    other subaccounts......     (43,510)      (39,824)       (192,615)
                               --------       -------       ---------
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................     239,350       245,730       1,225,914
                               --------       -------       ---------
Net assets at end of
 period....................    $247,171       248,729       1,237,337
                               ========       =======       =========
Changes in units (note
 5):
 Units purchased...........      46,277        46,682         241,144
 Units redeemed............     (23,216)      (23,244)       (122,206)
                               --------       -------       ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the year or
   lesser period ended
   December 31, 2006.......      23,061        23,438         118,938
                               ========       =======       =========

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                              Van Kampen Life
                                      The Prudential Series Fund             Investment Trust
                            ----------------------------------------------  -------------------
                            Jennison 20/20                      Natural
                                 Focus         Jennison        Resources         Comstock
                             Portfolio --    Portfolio --    Portfolio --      Portfolio --
                            Class II Shares Class II Shares Class II Shares   Class II Shares
                            --------------- --------------- --------------- -------------------
                                          Period from July 28               Period from July 28
                                                  to                                to
                                           December 31, 2006                 December 31, 2006
                            ----------------------------------------------  -------------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)...............    $  (2,331)           (3)             (6)              (853)
 Net realized gain
   (loss) on investments...        5,749            --              --              7,839
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............       28,618            39            (248)             6,222
 Capital gain
   distributions...........           --            --              --                 --
                               ---------         -----          ------            -------
    Increase (decrease)
     in net assets from
     operations............       32,036            36            (254)            13,208
                               ---------         -----          ------            -------
From capital
 transactions:
 Net premiums..............      645,274            --           9,140            158,923
 Transfers (to) from the
   general account of
   Genworth Life &
   Annuity (note 1):
   Surrenders..............      (12,366)           --              --             (2,732)
   Transfers (to) from
    the Guarantee Account..        2,323         1,532           7,709              4,251
   Transfers (to) from
    other subaccounts......     (111,382)           --          (9,000)           (42,240)
                               ---------         -----          ------            -------
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................      523,849         1,532           7,849            118,202
                               ---------         -----          ------            -------
Net assets at end of
 period....................    $ 555,885         1,568           7,595            131,410
                               =========         =====          ======            =======
Changes in units (note
 5):
 Units purchased...........       94,964           143           1,471             72,233
 Units redeemed............      (45,969)           --            (796)           (60,517)
                               ---------         -----          ------            -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the year or
   lesser period ended
   December 31, 2006.......       48,995           143             675             11,716
                               =========         =====          ======            =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                         Notes to Financial Statements

                               December 31, 2006

(1)Description of Entity

   Genworth Life & Annuity VA Separate Account 2 ("Separate Account") is a separate investment account established on June 5, 2002 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. The Separate Account has subaccounts that currently invest in open-ended mutual funds ("Portfolios"). Such Portfolios are not sold directly to the general public. They are sold to GLAIC, and the Portfolios may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

   Currently, there are multiple Subaccounts for the Separate Account available under each contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. Nonetheless, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities for GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct.

   The Separate Account has been registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for all amounts allocated to the Separate Account.

   Effective July 28, 2006, the following portfolios were added to the Separate
Account:

AIM Variable Insurance Funds                                  BlackRock Variable Series Funds, Inc.
  AIM V.I. Basic Value Fund -- Series II shares                 BlackRock Basic Value V.I. Fund -- Class III Shares
  AIM V.I. Capital Appreciation Fund -- Series I shares         BlackRock Global Allocation V.I. Fund -- Class III Shares
  AIM V.I. Core Equity Fund -- Series I shares                  BlackRock Large Cap Growth V.I. Fund -- Class III Shares
  AIM V.I. International Growth Fund -- Series II shares        BlackRock Value Opportunities V.I. Fund -- Class III
AllianceBernstein Variable Products Series Fund, Inc.            Shares
  AllianceBernstein Global Technology Portfolio -- Class B    Columbia Funds Variable Insurance Trust I
  AllianceBernstein Growth and Income Portfolio -- Class B      Columbia Marsico Growth Fund, Variable Series -- Class A
  AllianceBernstein International Value Portfolio -- Class B    Columbia Marsico International Opportunities Fund,
  AllianceBernstein Large Cap Growth Portfolio -- Class B        Variable Series -- Class B
  AllianceBernstein Small Cap Growth Portfolio -- Class B     Eaton Vance Variable Trust
American Century Variable Portfolios II, Inc.                   VT Floating-Rate Income Fund
  VP Inflation Protection Fund -- Class II                      VT Worldwide Health Sciences Fund
                                                              Evergreen Variable Annuity Trust
                                                                Evergreen VA Omega Fund -- Class 2

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

Federated Insurance Series                                    Legg Mason Partners Variable Portfolios II
  Federated High Income Bond Fund II -- Service Shares          Legg Mason Partners Variable Aggressive Growth Portfolio
  Federated Kaufmann Fund II -- Service Shares                   -- Class II
Fidelity(R) Variable Insurance Products Fund                  MFS(R) Variable Insurance Trust
  VIP Balanced Portfolio -- Service Class 2                     MFS(R) Investors Growth Stock Series -- Service
  VIP Contrafund(R) Portfolio -- Service Class 2                 Class Shares
  VIP Dynamic Capital Appreciation Portfolio -- Service         MFS(R) Investors Trust Series -- Service Class Shares
   Class 2                                                      MFS(R) Total Return Series -- Service Class Shares
  VIP Equity-Income Portfolio -- Service Class 2                MFS(R) Utilities Series -- Service Class Shares
  VIP Growth & Income Portfolio -- Service Class 2            Oppenheimer Variable Account Funds
  VIP Growth Portfolio -- Service Class 2                       Oppenheimer Balanced Fund/VA -- Service Shares
  VIP Mid Cap Portfolio -- Service Class 2                      Oppenheimer Capital Appreciation Fund/VA -- Service Shares
  VIP Value Strategies Portfolio -- Service Class 2             Oppenheimer Global Securities Fund/VA -- Service Shares
Franklin Templeton Variable Insurance Products Trust            Oppenheimer Main Street Fund/VA -- Service Shares
  Franklin Income Securities Fund -- Class 2 Shares             Oppenheimer Main Street Small Cap Fund/VA -- Service
  Mutual Shares Securities Fund -- Class 2 Shares                Shares
  Templeton Growth Securities Fund -- Class 2 Shares            Oppenheimer MidCap Fund/VA -- Service Shares
GE Investments Funds, Inc.                                    PIMCO Variable Insurance Trust
  Income Fund                                                   All Asset Portfolio -- Advisor Class Shares
  Mid-Cap Equity Fund                                           High Yield Portfolio -- Administrative Class Shares
  Money Market Fund                                             Long-Term U.S. Government Portfolio -- Administrative
  Premier Growth Equity Fund                                     Class Shares
  Real Estate Securities Fund                                   Low Duration Portfolio -- Administrative Class Shares
  S&P 500(R) Index Fund                                         Total Return Portfolio -- Administrative Class Shares
  Small-Cap Equity Fund                                       The Prudential Series Fund
  Total Return Fund -- Class 3 shares                           Jennison 20/20 Focus Portfolio -- Class II Shares
  U.S. Equity Fund                                              Jennison Portfolio -- Class II Shares
  Value Equity Fund                                             Natural Resources Portfolio -- Class II Shares
Janus Aspen Series                                            Van Kampen Life Investment Trust
  Balanced Portfolio -- Service Shares                          Comstock Portfolio -- Class II Shares
  Forty Portfolio -- Service Shares                             Strategic Growth Portfolio -- Class II Shares
Legg Mason Partners Variable Portfolios I, Inc.
  Legg Mason Partners Variable All Cap Portfolio -- Class II
  Legg Mason Partners Variable Total Return Portfolio --
   Class II

   As of December 31, 2006, the following portfolios were available but not shown on the financial statements due to not having had any activity since inception:

AIM Variable Insurance Funds                                 American Century Variable Portfolios II, Inc.
  AIM V.I. Basic Value Fund -- Series II shares                VP Inflation Protection Fund -- Class II
  AIM V.I. Capital Appreciation Fund -- Series I share       BlackRock Variable Series Funds, Inc.
  AIM V.I. Core Equity Fund -- Series I shares                 BlackRock Value Opportunities V.I. Fund --
AllianceBernstein Variable Products Series Fund, Inc.           Class III Shares
  AllianceBernstein Global Technology Portfolio -- Class B   Eaton Vance Variable Trust
  AllianceBernstein Large Cap Growth Portfolio -- Class B      VT Worldwide Health Sciences Fund
  AllianceBernstein Small Cap Growth Portfolio -- Class B    Evergreen Variable Annuity Trust
                                                               Evergreen VA Omega Fund -- Class 2

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

Federated Insurance Series                                    Legg Mason Partners Variable Portfolios II
  Federated Kaufmann Fund II -- Service Shares                  Legg Mason Partners Variable Aggressive Growth Portfolio
Fidelity(R) Variable Insurance Products Fund                     -- Class II
  VIP Dynamic Capital Appreciation Portfolio -- Service       MFS(R) Variable Insurance Trust
   Class 2                                                      MFS(R) Investors Growth Stock Series -- Service
  VIP Equity-Income Portfolio -- Service Class 2                 Class Shares
  VIP Growth & Income Portfolio -- Service Class 2              MFS(R) Investors Trust Series -- Service Class Shares
  VIP Growth Portfolio -- Service Class 2                     Oppenheimer Variable Account Funds
  VIP Value Strategies Portfolio -- Service Class 2             Oppenheimer MidCap Fund/VA -- Service Shares
GE Investments Funds, Inc.                                    PIMCO Variable Insurance Trust
  Mid-Cap Equity Fund                                           All Asset Portfolio -- Advisor Class Shares
  Premier Growth Equity Fund                                    Low Duration Portfolio -- Administrative Class Shares
  U.S. Equity Fund                                            Van Kampen Life Investment Trust
  Value Equity Fund                                             Strategic Growth Portfolio -- Class II Shares
Legg Mason Partners Variable Portfolios I, Inc.
  Legg Mason Partners Variable All Cap Portfolio -- Class II

   All designated portfolios described above are series type mutual funds.

(2)Summary of Significant Accounting Policies

  (a) Basis of Presentation

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles (U.S. GAAP). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

  (b) Investments

   Investments are stated at fair market value, which are based on the net asset value per share of the respective underlying portfolios. Purchases and redemptions of investments are recorded on the Valuation Day (as defined in the definition section of the prospectus) the request for purchase or redemption is received while income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (c) Unit Classes

   There are several unit classes of Subaccounts based on the annuity contract through which the Subaccounts are offered. An indefinite number of units in each unit class is authorized. Each unit type has its own expense structure as noted in footnote 4 (a) below.

  (d) Federal Income Taxes

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006


(3)Purchases and Sales of Investments

   The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2006 were:

                                                                                Cost of    Proceeds
                                                                                 Shares      from
Fund/Portfolio                                                                  Acquired  Shares Sold
--------------                                                                 ---------- -----------
AIM Variable Insurance Funds
 AIM V.I. International Growth Fund -- Series II shares....................... $1,003,268 $  524,731
AllianceBernstein Variable Products Series Fund, Inc.
 AllianceBernstein Growth and Income Portfolio -- Class B.....................      3,107      3,107
 AllianceBernstein International Value Portfolio -- Class B...................  1,876,772    969,628
BlackRock Variable Series Funds, Inc.
 BlackRock Basic Value V.I. Fund -- Class III Shares..........................    365,136    171,550
 BlackRock Global Allocation V.I. Fund -- Class III Shares....................  1,754,458    651,225
 BlackRock Large Cap Growth V.I. Fund -- Class III Shares.....................      1,556      1,556
Columbia Funds Variable Insurance Trust I
 Columbia Marsico Growth Fund, Variable Series -- Class A.....................     34,382         63
 Columbia Marsico International Opportunities Fund, Variable Series -- Class B    785,607    385,511
Eaton Vance Variable Trust
 VT Floating-Rate Income Fund.................................................     25,983     15,191
Federated Insurance Series
 Federated High Income Bond Fund II -- Service Shares.........................      1,552      1,552
Fidelity(R) Variable Insurance Products Fund
 VIP Balanced Portfolio -- Service Class 2....................................    243,996      3,549
 VIP Contrafund(R) Portfolio -- Service Class 2...............................    470,815    214,743
 VIP Mid Cap Portfolio -- Service Class 2.....................................     36,769      3,707
Franklin Templeton Variable Insurance Products Trust
 Franklin Income Securities Fund -- Class 2 Shares............................  3,837,040  1,273,101
 Mutual Shares Securities Fund -- Class 2 Shares..............................    540,760    234,583
 Templeton Growth Securities Fund -- Class 2 Shares...........................     92,414      3,592
GE Investments Funds, Inc.
 Income Fund..................................................................  1,217,575    632,616
 Money Market Fund............................................................  2,073,403  1,602,667
 Real Estate Securities Fund..................................................    442,145    235,344
 S&P 500(R) Index Fund........................................................      2,332      2,332
 Small-Cap Equity Fund........................................................     21,575         13
 Total Return Fund -- Class 3 shares..........................................  4,179,735  1,024,734
Janus Aspen Series
 Balanced Portfolio -- Service Shares.........................................    207,656        534
 Forty Portfolio -- Service Shares............................................    575,855    313,512
Legg Mason Partners Variable Portfolios I, Inc.
 Legg Mason Partners Variable Total Return Portfolio -- Class II..............     13,247         63
MFS(R) Variable Insurance Trust
 MFS(R) Total Return Series -- Service Class Shares...........................    288,222      1,372
 MFS(R) Utilities Series -- Service Class Shares..............................    368,784    176,808
Oppenheimer Variable Account Funds
 Oppenheimer Balanced Fund/VA -- Service Shares...............................    195,885        560
 Oppenheimer Capital Appreciation Fund/VA -- Service Shares...................      7,500         31
 Oppenheimer Global Securities Fund/VA -- Service Shares......................      1,557      1,557

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                                                     Cost of    Proceeds
                                                                      Shares      from
Fund/Portfolio                                                       Acquired  Shares Sold
--------------                                                      ---------- -----------
 Oppenheimer Main Street Fund/VA -- Service Shares................. $  971,368 $  486,726
 Oppenheimer Main Street Small Cap Fund/VA -- Service Shares.......      3,855          1
PIMCO Variable Insurance Trust
 High Yield Portfolio -- Administrative Class Shares...............    463,305    241,114
 Long-Term U.S. Government Portfolio -- Administrative Class Shares    476,156    245,496
 Total Return Portfolio -- Administrative Class Shares.............  2,403,451  1,265,284
The Prudential Series Fund
 Jennison 20/20 Focus Portfolio -- Class II Shares.................    965,315    488,807
 Jennison Portfolio -- Class II Shares.............................      1,531          2
 Natural Resources Portfolio -- Class II Shares....................     16,733      8,888
Van Kampen Life Investment Trust
 Comstock Portfolio -- Class II Shares.............................    772,130    664,362

(4)Related Party Transactions

  (a) Genworth Life and Annuity Insurance Company

   Net premium payments transferred from GLAIC represent gross premium payments recorded by GLAIC on its flexible premium variable deferred annuity contracts, less deductions retained as compensation for premium taxes. The deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate premium payments to a Guarantee Account that is part of the general account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the Subaccounts of the Separate Account and in certain instances transfer amounts from the Subaccounts of the Separate Account to the Guarantee Account.

   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes as well as any additional benefits provided under the contract, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges are assessed through the daily unit value calculation. Other charges assessed to cover certain other administrative expenses are assessed by the redemption of units. The fees are assessed on a daily basis through the daily net asset value. Section (6) of these notes demonstrates the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

  (b) Accrued Expenses Payable to Affiliate

   Charges and deductions made under the contracts for services and benefits unpaid at year end are accrued and payable to GLAIC.

  (c) Capital Brokerage Corporation

   Capital Brokerage Corporation (CBC), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD, Inc. CBC serves as the distributor and principal underwriter for variable annuity contracts and variable life insurance policies issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006


  (d) General Electric Company

   GE Investments Funds, Inc. and GE Asset Management, Incorporated were considered a related party to GLAIC until December 7, 2005, since General Electric Company (the ultimate parent of GE Investments Funds, Inc. and GE Asset Management) held greater than 25% of our indirect parent Genworth Financial, Inc. (Genworth). On December 7, 2005, General Electric Company ("GE") sold 38 million shares of Genworth Class A Common Stock. As a result, GE's common stock ownership of Genworth was reduced to approximately 18%. Consequently, GLAIC and CBC are no longer considered affiliated with GE Asset Management Incorporated and the GE Investments Funds, Inc. Subsequently on March 8, 2006, GE sold its remaining holdings of Genworth Class A Common Stock to the public. Concurrently with the sale of the remaining Genworth Class A Common Stock to the public, Genworth repurchased 15 million shares of Genworth Class B Common Stock directly from GE. At the close of business on March 8, 2006, GE no longer held any shares of Genworth common stock. As of December 31, 2006 the only investors in the GE Investments Funds, Inc. were the Separate Account, other GLAIC separate accounts, as well as separate accounts of insurance companies affiliated with GLAIC.

(5)Capital Transactions

   All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. Portfolio dividends or portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by Subaccount from capital transactions for the period ended December 31, 2006 is reflected in the Statements of Changes in Net Assets.

(6)Financial Highlights

   GLAIC offers several variable annuity products through the Subaccounts that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values and total returns. A summary by Subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the period ended December 31, 2006 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Financial highlights are only disclosed for Subaccounts that had outstanding units as of December 31, 2006 and were available to contract owners during 2006.

                                                              Net   Expenses as a  Investment
                                                             Assets % of Average     Income
                                       Units    Unit Value    000s  Net Assets(1)   Ratio(2)  Total Return(3)
                                       ------ -------------- ------ -------------- ---------- ----------------
AIM Variable Insurance Funds
 AIM V.I. International Growth Fund --
   Series II shares
   2006............................... 44,786 12.30 to 12.24   550  1.15% to 2.10%   1.25%    15.64% to 15.17%
AllianceBernstein Variable Products
  Series Fund, Inc.
 AllianceBernstein International Value
   Portfolio -- Class B
   2006............................... 85,282 12.34 to 12.28 1,050  1.15% to 2.10%   0.00%    16.08% to 15.61%
BlackRock Variable Series Funds, Inc.
 BlackRock Basic Value V.I. Fund --
   Class III Shares
   2006............................... 16,708 11.73 to 11.67   196  1.15% to 2.10%   3.37%    13.47% to 13.01%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                                                Net   Expenses as a  Investment
                                                               Assets % of Average     Income
                                         Units    Unit Value    000s  Net Assets(1)   Ratio(2)  Total Return(3)
                                        ------- -------------- ------ -------------- ---------- ----------------
 BlackRock Global Allocation V.I.
   Fund -- Class III Shares
   2006................................ 105,358 11.14 to 11.08 1,169  1.15% to 2.10%   5.02%      7.95% to 7.51%
Columbia Funds Variable Insurance
  Trust I
 Columbia Marsico Growth Fund,
   Variable Series -- Class A
   2006................................   3,264 10.88 to 10.83    36  1.15% to 2.10%   0.00%     10.07% to 9.62%
 Columbia Marsico International
   Opportunities Fund, Variable
   Series -- Class B
   2006................................  38,370 12.01 to 11.95   459  1.15% to 2.10%   1.12%    15.25% to 14.78%
Eaton Vance Variable Trust
 VT Floating-Rate Income Fund
   2006................................   1,054 10.27 to 10.21    11  1.15% to 2.10%   0.46%      2.25% to 1.83%
Fidelity(R) Variable Insurance Products
  Fund
 VIP Balanced Portfolio -- Service
   Class 2
   2006................................  22,871 10.97 to 10.91   250  1.15% to 2.10%   0.00%      7.81% to 7.37%
 VIP Contrafund(R) Portfolio -- Service
   Class 2
   2006................................  24,607 10.98 to 10.92   269  1.15% to 2.10%   0.85%      8.30% to 7.86%
 VIP Mid Cap Portfolio -- Service
   Class 2
   2006................................   3,034 10.93 to 10.87    33  1.15% to 2.10%   0.00%      6.98% to 6.54%
Franklin Templeton Variable Insurance
  Products Trust
 Franklin Income Securities Fund --
   Class 2 Shares
   2006................................ 237,842 11.25 to 11.19 2,667  1.15% to 2.10%   0.00%      7.97% to 7.53%
 Mutual Shares Securities Fund --
   Class 2 Shares
   2006................................  30,331 11.39 to 11.33   345  1.15% to 2.10%   0.00%    10.71% to 10.26%
 Templeton Growth Securities Fund --
   Class 2 Shares
   2006................................   8,062 11.67 to 11.61    94  1.15% to 2.10%   0.00%    12.43% to 11.97%
GE Investments Funds, Inc.
 Income Fund
   2006................................  59,519 10.44 to 10.38   619  1.15% to 2.10%   6.17%      3.17% to 2.75%
 Money Market Fund
   2006................................  47,346 10.20 to 10.15   482  1.15% to 2.10%   1.78%      1.58% to 1.16%
 Real Estate Securities Fund
   2006................................  15,003 12.27 to 12.21   184  1.15% to 2.10%   3.41%    14.08% to 13.62%
 Small-Cap Equity Fund
   2006................................   1,696 11.20 to 11.14    19  1.15% to 2.10%   0.76%    11.94% to 11.49%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                                            Net   Expenses as a  Investment
                                                           Assets % of Average     Income
                                     Units    Unit Value    000s  Net Assets(1)   Ratio(2)  Total Return(3)
                                    ------- -------------- ------ -------------- ---------- ----------------
 Total Return Fund -- Class 3
   shares
   2006............................ 284,399 11.23 to 11.18 3,184  1.15% to 2.10%   4.24%      9.28% to 8.84%
Janus Aspen Series
 Balanced Portfolio -- Service
   Shares
   2006............................  18,937 11.01 to 10.96   208  1.15% to 2.10%   1.75%      8.37% to 7.93%
 Forty Portfolio -- Service Shares
   2006............................  26,987 11.45 to 11.39   308  1.15% to 2.10%   0.10%    11.39% to 10.94%
Legg Mason Partners Variable
  Portfolios I, Inc.
 Legg Mason Partners Variable Total
   Return Portfolio -- Class II
   2006............................   1,193 11.08 to 11.03    13  1.15% to 2.10%   1.85%      8.77% to 8.33%
MFS(R) Variable Insurance Trust
 MFS(R) Total Return Series --
   Service Class Shares
   2006............................  26,703 11.06 to 11.01   295  1.15% to 2.10%   0.00%      7.93% to 7.49%
 MFS(R) Utilities Series -- Service
   Class Shares
   2006............................  15,439 12.38 to 12.32   191  1.15% to 2.10%   0.00%    16.13% to 15.65%
Oppenheimer Variable Account
  Funds
 Oppenheimer Balanced Fund/VA --
   Service Shares
   2006............................  18,010 11.14 to 11.09   200  1.15% to 2.10%   0.00%     10.38% to 9.93%
 Oppenheimer Capital Appreciation
   Fund/VA -- Service Shares
   2006............................     737 10.94 to 10.88     8  1.15% to 2.10%   0.00%    10.66% to 10.21%
 Oppenheimer Main Street
   Fund/VA -- Service Shares
   2006............................  49,478 11.32 to 11.26   559  1.15% to 2.10%   0.00%      9.98% to 9.54%
 Oppenheimer Main Street Small
   Cap Fund/VA -- Service Shares
   2006............................     346 11.03 to 10.97     4  1.15% to 2.10%   0.00%    10.84% to 10.39%
PIMCO Variable Insurance Trust
 High Yield Portfolio --
   Administrative Class Shares
   2006............................  23,062 10.75 to 10.70   247  1.15% to 2.10%   2.48%      6.04% to 5.61%
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2006............................  23,437 10.64 to 10.59   249  1.15% to 2.10%   3.09%      3.99% to 3.57%
 Total Return Portfolio --
   Administrative Class Shares
   2006............................ 118,938 10.43 to 10.38 1,237  1.15% to 2.10%   2.40%      2.63% to 2.21%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2006

                                                              Net   Expenses as a  Investment
                                                             Assets % of Average     Income
                                       Units    Unit Value    000s  Net Assets(1)   Ratio(2)  Total Return(3)
                                       ------ -------------- ------ -------------- ---------- ----------------
The Prudential Series Fund
 Jennison 20/20 Focus Portfolio --
   Class II Shares
   2006............................... 48,995 11.38 to 11.32  556   1.15% to 2.10%   0.00%    12.54% to 12.08%
 Jennison Portfolio -- Class II Shares
   2006...............................    143 10.96 to 10.91    2   1.15% to 2.10%   0.00%    11.30% to 10.85%
 Natural Resources Portfolio --
   Class II Shares
   2006...............................    676 11.24 to 11.19    8   1.15% to 2.10%   0.00%      5.64% to 5.21%
Van Kampen Life Investment Trust
 Comstock Portfolio -- Class II
   Shares
   2006............................... 11,716 11.25 to 11.19  131   1.15% to 2.10%   0.00%      9.49% to 9.05%

--------
1 Expenses as a percentage of average net assets represent the annualized contract expenses of the Separate Account. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying portfolios are excluded.
2 The investment income ratio represents the ordinary dividends received by the Subaccount from the portfolio divided by average net assets.
3 The total return is represented as a range of minimum and maximum annual total returns for the period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum policy charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.

         Genworth Life and Annuity Insurance Company and Subsidiaries
                       Consolidated Financial Statements

                                   Contents

                                                                                                  Page
                                                                                                  ----
Report of Independent Registered Public Accounting Firm..........................................  F-1
Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004...........  F-2
Consolidated Balance Sheets as of December 31, 2006 and 2005.....................................  F-3
Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2006,
  2005 and 2004..................................................................................  F-4
Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004.......  F-5
Notes to Consolidated Financial Statements.......................................................  F-6
Report of Independent Registered Public Accounting Firm on Financial Statement Schedules......... F-44
Schedule I, Summary of Investments--other than investments in related parties.................... F-45
Schedule III, Supplemental Insurance Information................................................. F-46

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.

/s/ KPMG LLP

Richmond, Virginia
March 12, 2007

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Statements of Income
                             (Amounts in millions)

                                                                                      Years ended December 31,
                                                                                      -----------------------
                                                                                       2006    2005     2004
                                                                                      ------  ------  -------
Revenues:
   Net investment income............................................................. $427.5  $411.7  $ 421.0
   Net investment gains (losses).....................................................   (1.6)   (4.5)     5.7
   Premiums..........................................................................   96.3   103.5     96.8
   Cost of insurance.................................................................  144.6   144.7    142.2
   Variable product fees.............................................................   48.6    21.8      9.4
   Other income......................................................................   29.4    28.0     24.8
                                                                                      ------  ------  -------
       Total revenues................................................................  744.8   705.2    699.9
                                                                                      ------  ------  -------
Benefits and expenses:
   Interest credited.................................................................  318.2   269.1    291.2
   Benefits and other changes in policy reserves.....................................  185.8   190.4    182.8
   Acquisition and operating expenses, net of deferrals..............................   76.5    89.9     63.2
   Amortization of deferred acquisition costs and intangibles........................   44.9   101.0    107.3
                                                                                      ------  ------  -------
       Total benefits and expenses...................................................  625.4   650.4    644.5
                                                                                      ------  ------  -------
Income before income taxes and cumulative effect of change in accounting principle...  119.4    54.8     55.4
Provision (benefit) for income taxes.................................................   51.1    25.3   (143.3)
                                                                                      ------  ------  -------
Net income before cumulative effect of change in accounting principle................   68.3    29.5    198.7
Cumulative effect of change in accounting principle, net of tax of $0.4 million......     --      --      0.7
                                                                                      ------  ------  -------
Net income........................................................................... $ 68.3  $ 29.5  $ 199.4
                                                                                      ======  ======  =======



                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          Consolidated Balance Sheets
           (Amounts in millions, except share and per share amounts)

                                                                                         December 31,
                                                                                      -------------------
                                                                                        2006      2005
                                                                                      --------- ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value................... $ 6,596.0 $ 5,266.3
       Equity securities available-for-sale, at fair value...........................      24.2      19.3
       Commercial mortgage loans.....................................................   1,258.8   1,042.1
       Policy loans..................................................................     170.0     158.3
       Other invested assets ($283.1 and $332.0 restricted)..........................     430.3     404.9
                                                                                      --------- ---------
              Total investments......................................................   8,479.3   6,890.9
   Cash and cash equivalents.........................................................      25.1     344.0
   Accrued investment income.........................................................      75.3      63.6
   Deferred acquisition costs........................................................     432.5     321.1
   Intangible assets.................................................................     120.4     131.6
   Reinsurance recoverable...........................................................   1,642.1   2,307.4
   Deferred income tax asset.........................................................        --       0.1
   Other assets......................................................................      62.1      46.0
   Separate account assets...........................................................  10,383.4   8,777.3
                                                                                      --------- ---------
              Total assets........................................................... $21,220.2 $18,882.0
                                                                                      ========= =========
Liabilities and stockholders' equity
   Liabilities:
       Future annuity and contract benefits.......................................... $ 8,960.6 $ 8,201.5
       Liability for policy and contract claims......................................      80.1      82.1
       Other policyholder liabilities................................................     152.0     207.1
       Other liabilities ($286.7 and $333.3 restricted)..............................     456.4     516.2
       Deferred income tax liability.................................................      27.6        --
       Separate account liabilities..................................................  10,383.4   8,777.3
                                                                                      --------- ---------
              Total liabilities......................................................  20,060.1  17,784.2
                                                                                      --------- ---------
   Commitments and contingencies

   Stockholders' equity:
       Preferred stock, Cumulative Series A ($1,000 par value, $1,000 redemption and liquidation value, 200,000 shares authorized, 110,000 and 120,000 shares issued and outstanding as of December 31, 2006 and 2005,
         respectively)...............................................................     110.0     120.0
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding).....................................................      25.6      25.6
       Additional paid-in capital....................................................     956.8     938.6
                                                                                      --------- ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses)...................................       3.4      12.5
          Derivatives qualifying as hedges...........................................       0.6       1.1
                                                                                      --------- ---------
       Total accumulated other comprehensive income (loss)...........................       4.0      13.6
       Retained earnings.............................................................      63.7        --
                                                                                      --------- ---------
              Total stockholders' equity.............................................   1,160.1   1,097.8
                                                                                      --------- ---------
              Total liabilities and stockholders' equity............................. $21,220.2 $18,882.0
                                                                                      ========= =========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          Consolidated Statements of Changes in Stockholders' Equity
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                  Total
                                       Preferred Common  paid-in   comprehensive Retained stockholders'
                                         stock   stock   capital   income (loss) earnings    equity
                                       --------- ------ ---------- ------------- -------- -------------
Balances as of December 31, 2003......  $120.0   $25.6   $1,060.6     $ 88.1     $ 527.7    $1,822.0
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --         --       199.4       199.4
   Net unrealized gains (losses) on
     investment securities and other
     invested assets..................      --      --         --      (15.7)         --       (15.7)
   Derivatives qualifying as hedges...      --      --         --        2.9          --         2.9
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         186.6
Contributed capital...................      --      --        0.5         --          --         0.5
Dividends to stockholders.............      --      --         --         --      (419.1)     (419.1)
                                        ------   -----   --------     ------     -------    --------
Balances as of December 31, 2004......   120.0    25.6    1,061.1       75.3       308.0     1,590.0
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --         --        29.5        29.5
   Net unrealized gains (losses) on
     investment securities and other
     invested assets..................      --      --         --      (59.5)         --       (59.5)
   Derivatives qualifying as hedges...      --      --         --       (2.2)         --        (2.2)
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         (32.2)
Dividends and other transactions with
  stockholders........................      --      --     (122.5)        --      (337.5)     (460.0)
                                        ------   -----   --------     ------     -------    --------
Balances as of December 31, 2005......   120.0    25.6      938.6       13.6          --     1,097.8
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --         --        68.3        68.3
   Net unrealized gains (losses) on
     investment securities and other
     invested assets..................      --      --         --       (9.1)         --        (9.1)
   Derivatives qualifying as hedges...      --      --         --       (0.5)         --        (0.5)
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                          58.7
Redemption of preferred stock.........   (10.0)     --         --         --          --       (10.0)
Dividends and other transactions with
  stockholders........................      --      --       18.2         --        (4.6)       13.6
                                        ------   -----   --------     ------     -------    --------
Balances as of December 31, 2006......  $110.0   $25.6   $  956.8     $  4.0     $  63.7    $1,160.1
                                        ======   =====   ========     ======     =======    ========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows
                             (Amounts in millions)

                                                                                Years ended December 31,
                                                                            -------------------------------
                                                                               2006       2005       2004
                                                                            ---------  ---------  ---------
Cash flows from operating activities:
   Net income.............................................................. $    68.3  $    29.5  $   199.4
   Adjustments to reconcile net income to net cash from operating activities:
       Net investments (gains) losses......................................       1.6        4.5       (5.7)
       Charges assessed to policyholders...................................    (144.6)    (144.7)    (142.2)
       Purchases of trading securities.....................................     (39.9)     (15.0)        --
       Amortization of fixed maturity discounts and premiums...............       9.1       18.5       28.3
       Acquisition costs deferred..........................................    (142.3)     (93.3)     (89.1)
       Amortization of deferred acquisition costs and intangibles..........      44.9      101.0      107.3
       Deferred income taxes...............................................      33.2       39.1     (174.0)
       Cumulative effect of change in accounting principle, net of tax.....        --         --       (0.7)
       Change in certain assets and liabilities:
          Accrued investment income and other assets.......................     (43.5)      34.1        6.2
          Insurance reserves...............................................     347.6      267.1      483.3
          Other liabilities and other policy-related balances..............     (47.9)     (62.9)       8.7
                                                                            ---------  ---------  ---------
       Net cash from operating activities..................................      86.5      177.9      421.5
                                                                            ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from sales of investment securities and other invested
     assets................................................................     650.6    1,418.4      541.1
   Proceeds from maturities of investment securities and other invested
     assets................................................................     836.0      571.0    1,193.8
   Principal collected on commercial mortgage loans........................     174.3      297.0      217.5
   Purchases of investment securities and other invested assets............  (2,867.9)    (940.2)  (1,465.9)
   Commercial mortgage loan originations...................................    (389.5)    (125.7)    (216.6)
   Short-term investment activity, net.....................................     (10.0)        --       99.6
   Policy loans, net.......................................................     (11.7)      (9.9)      (9.9)
                                                                            ---------  ---------  ---------
       Net cash from investing activities..................................  (1,618.2)   1,210.6      359.6
                                                                            ---------  ---------  ---------
Cash flows from financing activities:
   Proceeds from issuance of investment contracts..........................   4,277.4    1,537.6    1,293.0
   Redemption and benefit payments on investment contracts.................  (3,062.4)  (2,608.6)  (2,024.6)
   Proceeds from secured borrowings from affiliate.........................        --       20.5         --
   Proceeds from short-term borrowings and other, net......................      17.5      388.0      251.4
   Payments on short-term borrowings.......................................        --     (398.8)    (246.9)
   Redemption of preferred stock...........................................     (10.0)        --         --
   Dividends paid to stockholders..........................................      (9.7)      (9.6)     (40.0)
                                                                            ---------  ---------  ---------
       Net cash from financing activities..................................   1,212.8   (1,070.9)    (767.1)
                                                                            ---------  ---------  ---------
       Net change in cash and cash equivalents.............................    (318.9)     317.6       14.0
   Cash and cash equivalents at beginning of year..........................     344.0       26.4       12.4
                                                                            ---------  ---------  ---------
   Cash and cash equivalents at end of year................................ $    25.1  $   344.0  $    26.4
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


(1) Summary of Significant Accounting Policies

   (a) Principles of Consolidation

   Genworth Life and Annuity Insurance Company (the "Company," "GLAIC," "we," "us," or "our" unless the context otherwise requires) is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to the Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Our preferred shares are owned by an affiliate, Brookfield Life Assurance Company Limited ("Brookfield").

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and our subsidiaries which include Assigned Settlement, Inc. and GNWLAAC Real Estate Holding, LLC. All intercompany accounts and transactions have been eliminated in consolidation.

   On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into GLAIC ("GLAIC Merged"). GLAIC is the surviving entity. FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia ("Bureau of Insurance").

   The consolidated financial statements for GLAIC will be represented in the first quarter of 2007 as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control as the Company, FHL and FCL were all wholly-owned subsidiaries of Genworth. See note 17 for pro forma financial information.

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity. These mergers were part of the continuing efforts of Genworth, our ultimate parent company, to simplify its operations, reduce its costs and build its brand.

   (b) Basis of Presentation

   These consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts may have been reclassified to conform to the current year presentation.

   (c) Products

   Our product offerings are divided along two major segments of consumer needs: (i) Retirement Income and Investments and (ii) Protection.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   Retirement Income and Investments products include deferred annuities for the retirement plan market (variable and fixed) and variable life insurance products that are investment vehicles and insurance contracts intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Our guaranteed investment contracts ("GICs"), funding agreements and funding agreements backing notes ("FABNs") are investment contracts sold to institutional buyers.

   Protection products are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are universal life insurance, interest-sensitive whole life and Medicare supplement insurance.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and specialized brokers) and dedicated sales specialists (affiliated networks of both accountants and personal financial advisors). Approximately 26.6% of our variable annuity product sales in 2006 were through two national banks.

   (d) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due.

   For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life products are not reported as revenues but rather as deposits and are included in liabilities for future annuity and contract benefits.

   (e) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Investment gains and losses are calculated on the basis of specific identification.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than AA or that are U.S. Agency backed) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return. As of December 31, 2006, all our mortgage-backed and asset-backed securities that have had subsequent revisions in yield, cash flow or prepayment assumptions were accounted for under the retrospective method.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (f) Policy Fees and Other Income

   Policy fees and other income consists primarily of insurance charges assessed on universal life contracts, fees assessed against policyholder account values and surrender fee income. Charges to policyholder accounts for universal life cost of insurance is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (g) Investment Securities

   We have designated our investment securities as either available-for-sale or trading and report them in our Consolidated Balance Sheets at fair value. We determine the appropriate classification of investment securities at the time of purchase. We amortize any bond premium or discount on an effective yield basis over the term of the bond. We obtain values for actively traded securities from external pricing services. For infrequently traded securities, we obtain quotes from brokers, or we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our Consolidated Balance Sheets.

   We regularly review investment securities for impairment in accordance with our impairment policy, which includes both quantitative and qualitative criteria. Quantitative criteria include length of time and amount that each security position is in an unrealized loss position, and for fixed maturities, whether the issuer is in compliance with terms and covenants of the security. Qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Securities that in our judgment are considered to be other-than-temporarily impaired are recognized as a charge to net investment gains (losses) in the period in which such determination is made.

   (h) Commercial Mortgage Loans

   Commercial mortgage loans are stated at principal amounts outstanding, net of deferred expenses and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are generally deferred and amortized on an effective yield basis over the term of the loan. Impaired loans are generally carried on a non-accrual status. Loans are ordinarily placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due.

   The allowance for loan losses is maintained at a level that management determines is adequate to absorb estimated probable incurred losses in the loan portfolio. Management's evaluation process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience, adjusted for current

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

events, trends and economic conditions. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements.

   All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible. Additions and reductions are made to the allowance through periodic provisions or benefits to net investment gains (losses).

   (i) Other Invested Assets

   Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets and is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

   (j) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (k) Deferred Acquisition Costs

   Acquisition costs include costs, which vary with and are primarily related to the acquisition of insurance and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions, solicitation and printing costs, sales material and some support costs, such as underwriting and contract and policy issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and investment and universal life products is based on estimated gross profits. Estimated gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions based on experience studies.

   Short-Duration Contracts. Acquisition costs consist primarily of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. For the years ended December 31, 2006, 2005 and 2004, there were no significant charges to income recorded as a result of our DAC recoverability testing.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (l) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2006, 2005 and 2004, there were no significant charges to income recorded as a result of our PVFP recoverability testing.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized, above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed 5 years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment at least annually based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment and written down to fair value as required.

   (m) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method.

   (n) Derivatives

   Derivative financial instruments are used to manage risk through one of four principal risk management strategies including (i) liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities, and (iv) forecasted transactions.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability, or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of a derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is probable that the forecasted transaction will not occur.

   We designate and account for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and (iii) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of other comprehensive income (loss). The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income.

   We designate and account for the following as fair value hedges when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) various types of interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in other comprehensive income (loss) are reclassified into income when income is impacted by the variability of the cash flow of the hedged item. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the Consolidated Balance Sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the Consolidated Balance Sheets at its fair value, and gains and losses that were accumulated in other comprehensive income (loss) are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income (loss) and is recognized when the transaction affects income; however, prospective

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the Consolidated Balance Sheets, with changes in its fair value recognized in the current period as income.

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the Consolidated Balance Sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in the current period in income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the Consolidated Balance Sheets at fair value, with changes in fair value recognized in the current period in income.

   (o) Separate Accounts

   The separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the variable annuity contractholders and variable life policyholders. We assess mortality risk fees and administration charges on the variable mutual fund portfolios. The separate account assets are carried at fair value and are at least equal to the liabilities that represent the policyholders' equity in those assets.

   (p) Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for life insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate.

   (q) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (r) Income Taxes

   We account for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. The deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

   For the period beginning January 1, 2004, and ending on the date of the transfer of our outstanding capital stock to Genworth, we were included in the consolidated federal income tax return of GE. During this period, we were subject to a tax-sharing arrangement that allocated tax on a separate company basis, but provided benefit for current utilization of losses and credits. Intercompany balances were settled at least annually.

   Subsequent to the transfer of our outstanding capital stock to Genworth, we filed a consolidated life insurance federal income tax return with our parent, GLIC, and its other life insurance affiliates. We are subject to a separate tax-sharing agreement, as approved by state insurance regulators, which allocates taxes on a separate company basis but provides benefit for current utilization of losses and credits. Intercompany balances are settled at least annually.

   We are party to an assumption agreement with our indirect parent company, GNA Corporation ("GNA"), whereby GNA assumes responsibility for any tax contingencies (that will not give rise to future reversals) on our behalf. These contingencies are reflected as an expense of the Company when incurred and are included in current tax expense. The Company recognizes the corresponding amount as a change in additional paid-in capital since the liability for the contingency is assumed by GNA.

   (s) Accounting Changes

   As of January 1, 2006, we adopted SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS No. 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. Adoption of SFAS No. 155 did not have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   On January 1, 2004, we adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 provides guidance on separate account presentation and valuation, accounting for sales inducements to contractholders and classification and valuation of long-duration contract liabilities. The cumulative effect of change in accounting principle related to adopting SOP 03-1 was a $0.7 million benefit, net of taxes, for the change in reserves, less additional amortization of deferred acquisition costs, on variable annuity contracts with guaranteed minimum death benefits.

   (t) Accounting Pronouncements Not Yet Adopted

   In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This statement provides guidance on accounting for deferred acquisition costs and other balances on an internal replacement, defined broadly as a modification in product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to an existing contract, or by the election of a benefit, feature, right, or coverage within an existing contract. SOP 05-1 is effective for internal replacements beginning January 1, 2007. We do not expect the adoption of this standard to have a material impact on our consolidated results of operations and financial position.

   In July 2006, FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes, was issued. This guidance clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. This guidance is effective for fiscal years beginning January 1, 2007. We do not expect the adoption of this interpretation to have a material impact on our consolidated results of operations and financial position.

   In September 2006, FASB issued SFAS No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for us on January 1, 2008. The adoption of SFAS No. 157 is not expected to have a material impact on our consolidated financial statements.

   In February 2007, FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This statement provides an option to report selected financial assets and liabilities, including insurance contracts, at fair value. SFAS No. 159 will be effective for us on January 1, 2008. We have not decided whether or not we will elect the fair value option for any financial assets or liabilities and therefore do not know the impact, if any, SFAS No. 159 will have on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


(2) Investments

   (a) Net Investment Income

   For the years ended December 31, the sources of our investment income were as follows:

(Amounts in millions)                                              2006    2005    2004
---------------------                                             ------  ------  ------
Fixed maturities--taxable........................................ $327.3  $331.3  $345.2
Fixed maturities--non-taxable....................................     --     0.1     0.1
Commercial mortgage loans........................................   74.3    75.3    77.1
Equity securities................................................    0.3     0.8     0.1
Other investments................................................   24.1     3.4    (1.2)
Policy loans.....................................................   10.6    10.1     7.5
                                                                  ------  ------  ------
   Gross investment income before expenses and fees..............  436.6   421.0   428.8
Expenses and fees................................................   (9.1)   (9.3)   (7.8)
                                                                  ------  ------  ------
   Net investment income......................................... $427.5  $411.7  $421.0
                                                                  ======  ======  ======

   (b) Net Investment Gains (Losses)

   For the years ended December 31, net investment gains (losses) were as follows:

(Amounts in millions)                                         2006    2005    2004
---------------------                                        ------  ------  -----
Available-for-sale securities:
   Realized gains on sale................................... $ 15.5  $ 12.0  $10.7
   Realized losses on sale..................................  (15.0)   (4.3)  (4.1)
Impairments.................................................     --   (12.2)  (0.9)
Net unrealized gains (losses) on trading securities.........   (0.9)     --     --
Derivative instruments......................................   (1.2)     --     --
                                                             ------  ------  -----
Net investments gains (losses).............................. $ (1.6) $ (4.5) $ 5.7
                                                             ======  ======  =====

   Derivative instruments primarily consist of changes in fair value on the non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments. Effective April 1, 2006, we began classifying changes in fair value of these derivative items as net investment gains (losses). These items were previously included as a component of net investment income, interest credited and benefits and other changes in policy reserves. The amount of these derivative items in prior periods that were included in the aforementioned categories was not material.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (c) Unrealized Gains and Losses

   Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and DAC that would have resulted had such gains and losses been realized. Net unrealized gains and losses on investment securities reflected as a separate component of accumulated other comprehensive income
(loss) as of December 31, are summarized as follows:

(Amounts in millions)                                                                  2006   2005    2004
---------------------                                                                 -----  ------  ------
Net unrealized gains (losses) on investment securities:
   Fixed maturities.................................................................. $11.4  $ 30.0  $145.4
   Equity securities.................................................................   1.0     5.6     6.0
   Restricted other invested assets..................................................  (3.6)   (1.3)     --
                                                                                      -----  ------  ------
       Subtotal......................................................................   8.8    34.3   151.4
                                                                                      -----  ------  ------
Adjustments to the present value of future profits and deferred acquisitions costs...  (3.6)  (15.1)  (40.7)
Deferred income taxes, net...........................................................  (1.8)   (6.7)  (38.7)
                                                                                      -----  ------  ------
       Net unrealized gains (losses) on investment securities........................ $ 3.4  $ 12.5  $ 72.0
                                                                                      =====  ======  ======

   The change in the net unrealized gains (losses) on investment securities reported in accumulated other comprehensive income (loss) for the years ended December 31, is as follows:

(Amounts in millions)                                                                   2006     2005    2004
---------------------                                                                  ------  -------  ------
Net unrealized gains (losses) on investment securities as of January 1................ $ 12.5  $  72.0  $ 87.7
                                                                                       ------  -------  ------
Unrealized gains (losses) on investment arising during the period:
   Unrealized gains (losses) on investment securities.................................  (25.2)  (120.0)  (52.5)
   Adjustment to deferred acquisition costs...........................................    1.6      6.9    19.7
   Adjustment to present value of future profits......................................    9.9     18.7    12.2
   Provision for deferred income taxes................................................    4.9     32.0     8.6
                                                                                       ------  -------  ------
       Changes in unrealized gains (losses) on investment securities..................   (8.8)   (62.4)  (12.0)
Reclassification adjustments to net investment (gains) losses net of deferred taxes of
  $0.2, $(1.6) and $2.0...............................................................   (0.3)     2.9    (3.7)
                                                                                       ------  -------  ------
Net unrealized gains (losses) on investment securities as of December 31.............. $  3.4  $  12.5  $ 72.0
                                                                                       ======  =======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (d) Fixed Maturities and Equity Securities

   As of December 31, 2006, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our fixed maturities and equity securities classified as available-for-sale were as follows:

                                                                              Gross      Gross
                                                                Amortized   unrealized unrealized Estimated
(Amounts in millions)                                          cost or cost   gains      losses   fair value
---------------------                                          ------------ ---------- ---------- ----------
Fixed maturities:
U.S. government, agencies and government sponsored entities...   $   29.2     $ 0.3      $ (0.1)   $   29.4
Non-U.S. government...........................................      127.7      14.1          --       141.8
U.S. corporate................................................    2,792.1      30.2       (27.0)    2,795.3
Non-U.S. corporate............................................      813.2       8.7        (8.2)      813.7
Mortgage and asset-backed.....................................    2,822.4      12.4       (19.0)    2,815.8
                                                                 --------     -----      ------    --------
   Total fixed maturities.....................................    6,584.6      65.7       (54.3)    6,596.0
Equity securities.............................................       23.2       1.0          --        24.2
                                                                 --------     -----      ------    --------
Total available-for-sale securities...........................   $6,607.8     $66.7      $(54.3)   $6,620.2
                                                                 ========     =====      ======    ========

   As of December 31, 2005, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturities and equity securities classified as available-for-sale were as follows:

                                                                              Gross      Gross
                                                                Amortized   unrealized unrealized Estimated
(Amounts in millions)                                          cost or cost   gains      losses   fair value
---------------------                                          ------------ ---------- ---------- ----------
Fixed maturities:
U.S. government, agencies and government sponsored entities...   $   70.2     $ 0.5      $ (0.5)   $   70.2
Non-U.S. government...........................................      101.9       9.7        (0.2)      111.4
U.S. corporate................................................    2,784.6      55.8       (23.4)    2,817.0
Non-U.S. corporate............................................      440.7      10.1        (5.6)      445.2
Mortgage and asset-backed.....................................    1,838.9       7.7       (24.1)    1,822.5
                                                                 --------     -----      ------    --------
   Total fixed maturities.....................................    5,236.3      83.8       (53.8)    5,266.3
Equity securities.............................................       13.7       5.6          --        19.3
                                                                 --------     -----      ------    --------
Total available-for-sale securities...........................   $5,250.0     $89.4      $(53.8)   $5,285.6
                                                                 ========     =====      ======    ========

   For fixed maturity securities, we recognize an impairment charge to income in the period in which we determine that we do not expect to either collect or recover principal and interest in accordance with the contractual terms of the instruments or based on underlying collateral values and considering events such as payment default, bankruptcy or disclosure of fraud. For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure impairment charges based on the difference between the book value of the security and its fair value.

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following table presents the gross unrealized losses and estimated fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2006:

                                               Less Than 12 Months               12 Months or More
                                         -------------------------------- --------------------------------
                                                      Gross                            Gross
                                         Estimated  unrealized    # of    Estimated  unrealized    # of
(Dollar amounts in millions)             fair value   losses   securities fair value   losses   securities
----------------------------             ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturities:
   U.S. government, agencies and
     government sponsored entities......  $    7.2    $ (0.1)       2      $     --    $   --       --
   U.S. corporate.......................     608.6      (8.8)      80         730.4     (18.2)     167
   Corporate--non U.S...................     165.5      (1.5)      27         194.6      (6.7)      36
   Asset backed.........................     119.5      (0.7)      22         431.9      (9.0)      35
   Mortgage backed......................     270.3      (1.2)      48         331.0      (8.1)      88
                                          --------    ------      ---      --------    ------      ---
Total temporarily impaired securities...  $1,171.1    $(12.3)     179      $1,687.9    $(42.0)     326
                                          ========    ======      ===      ========    ======      ===
% Below cost--fixed maturities:
   (less than)20% Below cost............  $1,171.1    $(12.3)     179      $1,687.9    $(42.0)     326
   20-50% Below cost....................        --        --       --            --        --       --
   (greater than)50% Below cost.........        --        --       --            --        --       --
                                          --------    ------      ---      --------    ------      ---
Total fixed maturities..................  $1,171.1    $(12.3)     179      $1,687.9    $(42.0)     326
                                          ========    ======      ===      ========    ======      ===
Investment grade........................  $1,098.8    $(10.8)     161      $1,652.6    $(40.5)     314
Below investment grade..................      72.3      (1.5)      18          35.3      (1.5)      12
Not Rated...............................        --        --       --            --        --       --
                                          --------    ------      ---      --------    ------      ---
Total temporarily impaired securities...  $1,171.1    $(12.3)     179      $1,687.9    $(42.0)     326
                                          ========    ======      ===      ========    ======      ===

   The investment securities in an unrealized loss position as of December 31, 2006 consisted of 505 securities accounting for unrealized losses of $54.3 million. Of these unrealized losses, 94.5% were investment grade (rated AAA through BBB-) and 100.0% were less than 20% below cost. The amount of the unrealized loss on these securities was primarily attributable to increases in interest rates and changes in credit spreads.

   There were no securities 20% or more below cost and below investment grade (rated BB+ and below) for twelve months or more as of December 31, 2006.

   Because management expects these investments to continue to perform as to contractual obligations and we have the ability and intent to hold these investment securities until the recovery of the fair value up to the cost of the investments, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following table presents the gross unrealized losses and estimated fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2005:

                                               Less Than 12 Months               12 Months or More
                                         -------------------------------- --------------------------------
                                                      Gross                            Gross
                                         Estimated  unrealized    # of    Estimated  unrealized    # of
(Dollar amounts in millions)             fair value   losses   securities fair value   losses   securities
----------------------------             ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturities:
   U.S. government, agencies and
     government sponsored entities......  $   36.9    $ (0.2)       7       $ 13.8     $ (0.3)       3
   Government--non U.S..................      12.6      (0.2)      11           --         --       --
   U.S. corporate.......................     782.6     (13.7)     164        310.0       (9.7)      64
   Corporate--non U.S...................     155.5      (2.4)      35         83.7       (3.2)      13
   Asset backed.........................     538.7      (7.6)      44        109.2       (1.4)      20
   Mortgage backed......................     538.1      (8.9)     101        210.8       (6.2)      50
                                          --------    ------      ---       ------     ------      ---
Total temporarily impaired securities...  $2,064.4    $(33.0)     362       $727.5     $(20.8)     150
                                          ========    ======      ===       ======     ======      ===
% Below cost--fixed maturities:
   (less than)20% Below cost............  $2,064.4    $(33.0)     362       $722.6     $(18.3)     147
   20-50% Below cost....................        --        --       --          4.9       (2.5)       3
   (greater than)50% Below cost.........        --        --       --           --         --       --
                                          --------    ------      ---       ------     ------      ---
Total fixed maturities..................  $2,064.4    $(33.0)     362       $727.5     $(20.8)     150
                                          ========    ======      ===       ======     ======      ===
Investment grade........................  $1,988.2    $(31.0)     337       $714.3     $(18.0)     140
Below investment grade..................      76.2      (2.0)      25         13.2       (2.8)      10
Not Rated...............................        --        --       --           --         --       --
                                          --------    ------      ---       ------     ------      ---
Total temporarily impaired securities...  $2,064.4    $(33.0)     362       $727.5     $(20.8)     150
                                          ========    ======      ===       ======     ======      ===

   The scheduled maturity distribution of fixed maturities as of December 31, 2006 follows. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                Amortized cost Estimated
       (Amounts in millions)                       or cost     fair value
       ---------------------                    -------------- ----------
       Due in one year or less.................    $  319.5     $  318.8
       Due after one year through five years...     1,477.6      1,488.0
       Due after five years through ten years..     1,176.1      1,174.0
       Due after ten years.....................       789.0        799.4
                                                   --------     --------
          Subtotal.............................     3,762.2      3,780.2
       Mortgage and asset-backed...............     2,822.4      2,815.8
                                                   --------     --------
          Total fixed maturities...............    $6,584.6     $6,596.0
                                                   ========     ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   As of December 31, 2006, $789.6 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2006, securities issued by finance and insurance, consumer - cyclical and utilities and energy industry groups represented approximately 38.2%, 13.7% and 11.5% of our domestic and foreign corporate fixed maturities portfolio, respectively. No other industry group comprises more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the U.S. and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2006, we did not hold any fixed maturities which individually exceeded 10% of stockholders' equity.

   As of December 31, 2006 and 2005, $4.9 million of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multifamily residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

   We diversify our commercial mortgage loans by both property type and geographic region. The following table sets forth the distribution across property type and geographic region for commercial mortgage loans as of the dates indicated:

                                                                        December 31,
                                                     --------------------------------------------------
                                                               2006                      2005
                                                     ------------------------  ------------------------
(Amounts in millions)                                Carrying value % of total Carrying value % of total
---------------------                                -------------- ---------- -------------- ----------
Property Type
Office..............................................    $  350.1       27.8%      $  347.9       33.3%
Industrial..........................................       340.0       27.0          354.9       33.9
Retail..............................................       222.8       17.7          234.2       22.4
Apartments..........................................       124.9        9.9           91.8        8.8
Hotel...............................................       133.8       10.6             --         --
Mixed use/other.....................................        88.9        7.0           16.6        1.6
                                                        --------      -----       --------      -----
   Total principal balance..........................     1,260.5      100.0%       1,045.4      100.0%
                                                                      =====                     =====
   Unamortized balance of loan origination fees and
     costs..........................................         0.6                       1.0
   Allowance for losses.............................        (2.3)                     (4.3)
                                                        --------                  --------
   Total............................................    $1,258.8                  $1,042.1
                                                        ========                  ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


                                                                        December 31,
                                                     --------------------------------------------------
                                                               2006                      2005
                                                     ------------------------  ------------------------
(Amounts in millions)                                Carrying value % of total Carrying value % of total
---------------------                                -------------- ---------- -------------- ----------
Geographic Region
Pacific.............................................    $  365.7       29.0%      $  300.5       28.7%
South Atlantic......................................       262.6       20.8          190.7       18.2
Middle Atlantic.....................................       113.9        9.0          115.9       11.1
East North Central..................................       203.7       16.2          204.6       19.6
Mountain............................................       179.0       14.2           98.1        9.4
West South Central..................................        30.5        2.4           38.7        3.7
West North Central..................................        44.7        3.6           48.2        4.6
East South Central..................................        31.8        2.5           17.3        1.7
New England.........................................        28.6        2.3           31.4        3.0
                                                        --------      -----       --------      -----
   Total principal balance..........................     1,260.5      100.0%       1,045.4      100.0%
                                                                      =====                     =====
   Unamortized balance of loan origination fees and
     costs..........................................         0.6                       1.0
   Allowance for losses.............................        (2.3)                     (4.3)
                                                        --------                  --------
   Total............................................    $1,258.8                  $1,042.1
                                                        ========                  ========

   For the years ended December 31, 2006 and 2005, respectively, we originated $104.8 million and $4.8 million of mortgages secured by real estate in California, which represents 26.9% and 4.0% of our total originations for those years.

   "Impaired" loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans.

   Under these principles, we have two types of "impaired" loans: loans requiring specific allowances for losses (none as of December 31, 2006 and 2005) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($0.8 million as of December 31, 2006 and 2005). Non-income producing commercial mortgage loans were $0.8 million as of December 31, 2006 and 2005.

   The following table presents the activity in the allowance for losses during the years ended December 31:

    (Amounts in millions)                               2006   2005   2004
    ---------------------                              -----  -----  -----
    Balance as of January 1........................... $ 4.3  $10.4  $10.4
    Provision charged (released) to operations........  (2.0)  (4.6)   1.0
    Transfers.........................................    --     --   (0.6)
    Amounts written off, net of recoveries............    --   (1.5)  (0.4)
                                                       -----  -----  -----
    Balance as of December 31......................... $ 2.3  $ 4.3  $10.4
                                                       =====  =====  =====

   During 2005, we refined our process for estimating credit losses in our commercial mortgage loan portfolio. As a result of this adjustment, we released $4.6 million of commercial mortgage loan reserves to net investment income in the fourth quarter of 2005.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of the dates indicated:

                                                            December 31,
                                         --------------------------------------------------
                                                   2006                      2005
                                         ------------------------  ------------------------
(Amounts in millions)                    Carrying value % of total Carrying value % of total
---------------------                    -------------- ---------- -------------- ----------
Restricted other invested assets........     $283.1        65.8%       $332.0        82.0%
Limited partnerships....................       51.1        11.9          48.6        12.0
Trading securities......................       53.1        12.3          15.0         3.7
Derivatives.............................       30.2         7.0           6.5         1.6
Short-term investments..................       10.0         2.3            --          --
Other investments.......................        2.8         0.7           2.8         0.7
                                             ------       -----        ------       -----
Total...................................     $430.3       100.0%       $404.9       100.0%
                                             ======       =====        ======       =====

   Restricted other invested assets

   On August 19, 2005, we transferred approximately $344.6 million of investment securities to an affiliated special purpose entity ("SPE"), whose sole purpose is to securitize these investment securities and issue secured notes (the "Secured Notes") to various affiliated companies. The securitized investments are owned in their entirety by the SPE and are not available to satisfy the claims of our creditors. However, we are entitled to principal and interest payments made on the Secured Notes we hold. Under U.S. GAAP, the transaction is accounted for as a secured borrowing. Accordingly, the Secured Notes are included within our consolidated financial statements as available-for-sale fixed maturities and the liability equal to the proceeds received upon transfer has been included in other liabilities. Additionally, the investment securities transferred are included in other invested assets and are shown as restricted assets.

   As of December 31, 2006, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our restricted other invested assets are as follows:

                                              Amortized   Gross      Gross
                                                cost    unrealized unrealized Estimated
(Amounts in millions)                          or cost    gains      losses   fair value
---------------------                         --------- ---------- ---------- ----------
Fixed maturities:
Foreign other................................  $277.7      $1.4      $(5.2)     $273.9
U.S. corporate...............................     9.0       0.2         --         9.2
                                               ------      ----      -----      ------
Total restricted other invested assets.......  $286.7      $1.6      $(5.2)     $283.1
                                               ======      ====      =====      ======

   As of December 31, 2005, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our restricted other invested assets are as follows:

                                              Amortized   Gross      Gross
                                                cost    unrealized unrealized Estimated
(Amounts in millions)                          or cost    gains      losses   fair value
---------------------                         --------- ---------- ---------- ----------
Fixed maturities:
Foreign other................................  $324.3      $2.9      $(4.3)     $322.9
U.S. corporate...............................     9.0       0.2       (0.1)        9.1
                                               ------      ----      -----      ------
Total restricted other invested assets.......  $333.3      $3.1      $(4.4)     $332.0
                                               ======      ====      =====      ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The scheduled maturity distribution of the restricted other invested assets as of December 31, 2006 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     Amortized
                                                       cost    Estimated
       (Amounts in millions)                          or cost  fair value
       ---------------------                         --------- ----------
       Due in one year or less......................  $  9.0     $  8.9
       Due after one year through five years........    79.3       77.7
       Due after five years through ten years.......   169.3      166.7
       Due after ten years..........................    29.1       29.8
                                                      ------     ------
          Total restricted other invested assets....  $286.7     $283.1
                                                      ======     ======

   As of December 31, 2006, $46.7 million of our restricted other invested assets were subject to certain call provisions.

   As of December 31, 2006, we did not hold any restricted other invested assets, which individually exceeded 10% of stockholders' equity.

(3) Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended December 31, was as follows:

(Amounts in millions)                                               2006    2005     2004
---------------------                                              ------  ------  -------
Unamortized balance as of January 1............................... $321.3  $255.2  $ 923.8
Cost deferred.....................................................  142.3    93.3     89.1
Amortization, net of interest accretion...........................  (32.5)  (27.2)   (23.6)
Transfers due to reinsurance transactions with Union Fidelity Life
  Insurance Company ("UFLIC")--see note 5.........................     --      --   (734.1)
                                                                   ------  ------  -------
Unamortized balance as of December 31.............................  431.1   321.3    255.2
Cumulative effect of net unrealized investment gains (losses).....    1.4    (0.2)    (7.1)
                                                                   ------  ------  -------
Balance as of December 31......................................... $432.5  $321.1  $ 248.1
                                                                   ======  ======  =======

(4) Intangible Assets and Goodwill

   As of December 31, 2006 and 2005, the gross carrying amount and accumulated amortization of intangibles, net of interest accretion, subject to amortization were as follows:

                                                           2006                  2005
                                                   --------------------  --------------------
                                                    Gross                 Gross
                                                   carrying Accumulated  carrying Accumulated
(Amounts in millions)                               amount  amortization  amount  amortization
---------------------                              -------- ------------ -------- ------------
Present value of future profits ("PVFP")..........  $152.3     $(51.4)    $142.4     $(41.4)
Capitalized software..............................    26.6      (16.8)      37.1      (14.4)
Deferred sales inducements to contractholders.....    11.5       (1.8)       8.7       (0.8)
All other.........................................     1.0       (1.0)       1.0       (1.0)
                                                    ------     ------     ------     ------
Total.............................................  $191.4     $(71.0)    $189.2     $(57.6)
                                                    ======     ======     ======     ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   Amortization expense related to intangible assets for the years ended December 31, 2006, 2005, and 2004 was $12.4 million, $16.3 million and $23.9 million, respectively. Amortization expense related to deferred sales inducements to contractholders of $1.0 million, $0.6 million and $0.2 million was included in benefits and other changes in policy reserves for the years ended December 31, 2006, 2005 and 2004, respectively.

   (a) Present Value of Future Profits

   The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

   The following table presents the activity in PVFP for the years ended December 31:

(Amounts in millions)                                                 2006    2005    2004
---------------------                                                ------  ------  ------
Unamortized balance as of January 1................................. $115.9  $129.7  $173.9
Interest accreted at 4.6%, 4.9% and 5.2%, respectively..............    5.1     6.0     7.1
Amortization........................................................  (15.1)  (19.8)  (27.6)
Amounts transferred in connection with reinsurance transactions with
  UFLIC--see note 5.................................................     --      --   (23.7)
                                                                     ------  ------  ------
Unamortized balance as of December 31...............................  105.9   115.9   129.7
Accumulated effect of net unrealized investment gains (losses)......   (5.0)  (14.9)  (33.6)
                                                                     ------  ------  ------
Balance as of December 31........................................... $100.9  $101.0  $ 96.1
                                                                     ======  ======  ======

   The estimated percentage of the December 31, 2006 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

                         2007..................... 6.5%
                         2008..................... 6.0%
                         2009..................... 5.7%
                         2010..................... 4.5%
                         2011..................... 4.7%

   Amortization expenses for PVFP for future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of businesses. Similarly, future amortization expenses for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   (b) Goodwill

   In 2005, we recognized an impairment of $57.5 million to amortization expense in our Protection segment. We currently are not actively writing life insurance in our Protection segment. The fair value of that reporting unit was estimated using the expected present value of future cash flows.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   In 2004, as a result of the reinsurance transactions with UFLIC, described in note 5, we were not able to transfer any goodwill, as the reinsurance transactions with UFLIC did not constitute the disposition of a business. However, as the reinsurance transactions with UFLIC represented a significant portion of our operations, we were required to test goodwill for impairment and recognized an impairment charge of $59.8 million to amortization expense in the Retirement Income and Investments reporting unit for the year ended
December 31, 2004. The fair value of that reporting unit was estimated using the expected present value of future cash flows.

   As of December 31, 2006 and 2005, there is no goodwill balance remaining as a result of these charges.

   (5) Reinsurance

   We reinsure a portion of our policy risks to other companies in order to reduce our ultimate losses and to diversify our exposures. We also assume certain policy risks written by other companies. Reinsurance accounting is followed for assumed and ceded transactions when adequate risk transfer has occurred. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than the relationship discussed below with UFLIC, we do not have significant concentrations of reinsurance with any one reinsurer that could have a material impact on our financial position.

   As of December 31, 2006, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy with an issue age up to and including 75 is $1.0 million. The retention limit for issue ages over 75 is $0.1 million.

   On November 30, 2005, we entered into a reinsurance agreement with FCL, on an indemnity coinsurance, funds withheld basis, to cede 90% of the institutional liabilities arising from the funding agreements issued as part of our registered note program. The maximum amount of the funding agreement liabilities that can be ceded to FCL, without prior notice, is $3.0 billion.

   This agreement is accounted for under the deposit method of accounting as it does not transfer adequate insurance risk. No ceding commission was paid under this agreement. We withhold amounts due to FCL as security for the performance of FCL's obligations under this agreement. We are required to invest the withheld amounts pursuant to investment guidelines agreed to with FCL and to pay the net profit to FCL. Any amounts due under this agreement are settled quarterly. As a result of the merger effective January 1, 2007, this reinsurance agreement has been terminated.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity ("Retirement Answer") product. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. We had $6.5 billion and $6.9 billion in retained assets that are attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets as of December 31, 2006 and 2005, respectively. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Actual costs and expense allowance amounts are determined by expense studies conducted periodically.

   Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation ("GE Capital") agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital at not less than 150% of its company action level, as defined from time to time by the National Association of Insurance Commissioners ("NAIC").

   We also use reinsurance for guaranteed minimum death benefit ("GMDB") options on most of our variable annuity products. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than with UFLIC, at December 31, 2006, we had no significant concentrations of variable annuity net at risk reinsurance with any one reinsurer that could have a material impact on our results of operations. As of December 31, 2006, 31.1% of our reinsured life insurance net at risk exposure was ceded to one company.

   Net life insurance in-force as of December 31 is summarized as follows:

 (Amounts in millions)                            2006       2005       2004
 ---------------------                         ---------  ---------  ---------
 Direct life insurance in-force............... $20,392.7  $22,219.1  $24,723.4
 Amounts assumed from other companies.........   1,470.5    1,638.3    1,863.3
 Amounts ceded to other companies.............  (2,676.6)  (3,313.6)  (4,045.2)
                                               ---------  ---------  ---------
 Net in-force................................. $19,186.6  $20,543.8  $22,541.5
                                               =========  =========  =========
 Percentage of amount assumed to net..........       7.7%       8.0%       8.3%
                                               =========  =========  =========

   The following table sets forth the effects of reinsurance on premiums earned for the years ended December 31:

     (Amounts in millions)                          2006    2005    2004
     ---------------------                         ------  ------  ------
     Direct....................................... $107.5  $113.3  $110.8
     Assumed......................................    4.4     3.8     2.5
     Ceded........................................  (15.6)  (13.6)  (16.5)
                                                   ------  ------  ------
     Net premiums earned.......................... $ 96.3  $103.5  $ 96.8
                                                   ======  ======  ======
     Percentage of amount assumed to net..........    4.6%    3.7%    2.6%
                                                   ======  ======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   Due to the nature of our insurance contracts, premiums earned approximate premiums written.

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $124.0 million, $178.2 million and $127.5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

(6) Future Annuity and Contract Benefits

   Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums, based on mortality, morbidity and other assumptions, which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   The following table sets forth the major assumptions underlying our recorded liabilities for future annuity and contract benefits as of December 31:

                                                   Mortality/
                                                   morbidity  Interest rate
(Amounts in millions)                              assumption  assumption     2006     2005
---------------------                              ---------- ------------- -------- --------
Investment contracts..............................   Account
                                                     balance       N/A      $6,685.9 $5,888.3
Limited payment contracts.........................     (a)     4.0% - 7.8%     205.3    203.6
Traditional life insurance contracts..............     (b)     2.5% - 6.0%     281.9    295.8
Universal life type contracts.....................   Account
                                                     balance       N/A       1,729.3  1,756.6
Accident and health...............................     (c)     4.5% - 5.3%      58.2     57.2
                                                                            -------- --------
Total future annuity and contracts benefits.......                          $8,960.6 $8,201.5
                                                                            ======== ========

--------
(a)Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, the 1980 Commissioner's Standard Ordinary Table, the 1980 Commissioner's Extended Term table and Company experience.
(c)The 1958 Commissioner's Standard Ordinary Table, 1964 modified and 1987 Commissioner's Disability Tables and Company experience.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   Assumptions as to persistency are based on the Company's experience.

   Our variable annuity contracts provide a basic GMDB which provides a minimum account value to be paid on the annuitant's death. Our contractholders have the option to purchase through riders, at an additional charge, enhanced death benefits. Our separate account guarantees are predominately death benefits; we also have some guaranteed minimum withdrawal benefits.

   The total account value (excluding the block of business reinsured through the transaction with UFLIC discussed in note 5) of our variable annuities with death benefits, including both separate account and fixed account assets, was approximately $3,867.4 million and $1,929.4 million as of December 31, 2006 and 2005, respectively, with related guaranteed minimum death benefit exposure (or net amount at risk) of approximately $15.5 million and $8.2 million as of December 31, 2006 and 2005, respectively. The liability for our variable annuity contracts with guaranteed minimum death benefits net of reinsurance was $6.5 million and $2.3 million as of December 31, 2006 and 2005, respectively.

   The assets supporting the separate accounts of the variable contracts are primarily mutual fund equity securities and are reflected in our Consolidated Balance Sheets at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves.

   Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Consolidated Statements of Income. There were no gains or losses on transfers of assets from the general account to the separate account.

(7) Income Taxes

   The total provision (benefit) for income taxes for the years ended December 31, consisted of the following components:

 (Amounts in millions)                                  2006   2005     2004
 ---------------------                                  ----- ------  -------
 Current federal income tax............................ $17.6 $(13.2) $  34.2
 Deferred federal income tax...........................  32.5   37.2   (166.6)
                                                        ----- ------  -------
    Total federal income tax...........................  50.1   24.0   (132.4)
                                                        ----- ------  -------
 Current state income tax..............................   0.3   (0.8)    (3.5)
 Deferred state income tax.............................   0.7    2.1     (7.4)
                                                        ----- ------  -------
    Total state income tax.............................   1.0    1.3    (10.9)
                                                        ----- ------  -------
        Total provision (benefit) for income taxes..... $51.1 $ 25.3  $(143.3)
                                                        ===== ======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, is as follows:

                                                             2006   2005    2004
                                                             ----  -----  ------
Statutory U.S. federal income tax rate...................... 35.0%  35.0%   35.0%
State income tax, net of federal income tax benefit.........  0.5    1.6    (4.2)
Non-deductible goodwill impairment..........................   --   36.8    37.8
Dividends-received deduction................................ (6.9) (17.4)  (11.9)
Reinsurance transactions with UFLIC.........................   --     --  (315.9)
Tax contingencies........................................... 13.1   (9.7)     --
Other, net..................................................  1.1   (0.1)    0.4
                                                             ----  -----  ------
   Effective rate........................................... 42.8%  46.2% (258.8)%
                                                             ====  =====  ======

   The components of the net deferred income tax asset (liability) as of December 31, are as follows:

      (Amounts in millions)                                  2006    2005
      ---------------------                                 ------  ------
      Assets:
         Future annuity and contract benefits.............. $ 72.8  $ 55.8
         Accrued expenses..................................   23.2    48.6
         Investments.......................................   18.0      --
         Other, net........................................    2.7    17.5
                                                            ------  ------
             Total deferred income tax asset...............  116.7   121.9
                                                            ------  ------
      Liabilities:
         Net unrealized gains on investment securities.....    1.8     6.7
         Net unrealized gains on derivatives...............    0.3     0.6
         Investments.......................................     --     6.1
         Present value of future profits...................   24.7    20.1
         Deferred acquisition costs........................  100.3    57.8
         Other, net........................................   17.2    30.5
                                                            ------  ------
             Total deferred income tax liability...........  144.3   121.8
                                                            ------  ------
             Net deferred income tax asset (liability)..... $(27.6) $  0.1
                                                            ======  ======

   Based on our analysis, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable us to realize our remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   As of December 31, 2006 and 2005, the current income tax receivable was $3.4 million and $1.2 million, respectively. In 2006, we recorded $18.2 million in additional paid-in capital as a deemed capital contribution related to taxes, of which $17.9 million related to the assumption of a liability for tax contingency reserves by our indirect parent, GNA. The contribution was offset by an increase in tax expense resulting in no net impact to total stockholders' equity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   (8) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $140.5 million, $124.7 million and $117.7 million for the years ended December 31, 2006, 2005 and 2004, respectively. We also charge affiliates for certain services and for the use of facilities and equipment, which aggregated $67.4 million, $65.0 million and $65.9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

   We pay GE Asset Management Incorporated ("GEAM"), an affiliate of GE, for investment services under an investment management agreement. We paid $0.5 million, $2.5 million and $3.9 million in 2006, 2005 and 2004, respectively, to GEAM under this agreement. GEAM related party information is only presented for the first quarter of 2006 as GE and its affiliates ceased to be a related party as of that point in time. We also pay Genworth, our ultimate parent, for investment related services. We paid $7.7 million, $6.3 million and $3.0 million to Genworth in 2006, 2005 and 2004, respectively.

   We pay interest on outstanding amounts under a credit funding agreement with GNA, the parent company of GLIC. We have a credit line of $500.0 million with GNA. There was no significant interest expense incurred under this agreement in 2006. Interest expense under this agreement was $0.2 million and $0.1 million for the years ended December 31, 2005 and 2004, respectively. We pay interest at the cost of funds of GNA, which was 5.2%, 4.3% and 2.2%, as of December 31, 2006, 2005 and 2004, respectively. The amount outstanding as of December 31, 2006 was $16.1 million and was included with other liabilities in the Consolidated Balance Sheets. No amount was outstanding as of December 31, 2005.

(9) Commitments and Contingencies

   Commitments

   We have certain investment commitments to provide fixed-rate commercial mortgage loans. The investment commitments, which would be collateralized by related properties of the underlying investments and held for investment purposes, involve varying elements of credit and market risk. We were committed to fund $2.7 million and $1.6 million as of December 31, 2006 and 2005, respectively, in commercial mortgage loans, which will be held for investment purposes.

   We had limited partnership commitments outstanding of $23.5 million and $0.3 million as of December 31, 2006 and 2005, respectively.

   Litigation

   We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

including punitive and treble damages, which may remain unknown for substantial periods of time. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations. At this time, it is not feasible to predict or determine the ultimate outcomes of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses.

   Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which were funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $275.3 million as of December 31, 2006.

(10) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the consolidated financial statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, other invested assets and derivative financial instruments. Other financial assets and liabilities--those not carried at fair value or disclosed separately--are discussed below. Apart from certain derivative instruments and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the financial instrument.

   The basis on which we estimate fair values is as follows:

   Commercial mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using current market rates at which similar loans would have been made to similar borrowers.

   Other financial instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates of the cost to terminate or otherwise settle obligations.

   Borrowings. Based on quoted market prices or comparable market transactions.

   Investment contract benefits. Based on expected future cash flows, discounted at currently offered discount rates for immediate annuity contracts or cash surrender value for single premium deferred annuities.

   All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices and /or estimates of the cost to terminate or otherwise settle obligations.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following represents the fair value of financial assets and liabilities as of December 31:

                                                    2006                          2005
                                        ----------------------------- -----------------------------
                                        Notional  Carrying Estimated  Notional  Carrying Estimated
(Amounts in millions)                    amount    amount  fair value  amount    amount  fair value
---------------------                   --------  -------- ---------- --------  -------- ----------
Assets:
   Commercial mortgage loans...........  $    (a) $1,258.8  $1,254.4    $   (a) $1,042.1  $1,054.7
   Other financial instruments.........       (a)     23.1      32.3        (a)     19.6      27.0
Liabilities:
   Borrowings..........................       (a)     16.1      16.1        (a)       --        --
   Investment contract benefits........       (a)  6,685.9   6,625.9        (a)  5,888.3   5,835.0
Other firm commitments:
   Ordinary course of business lending
     commitments.......................    2.7          --        --     1.6          --        --
   Commitments to fund limited
     partnerships......................   23.5          --        --     0.3          --        --

--------
(a)These financial instruments do not have notional amounts.

   Our business activities routinely deal with fluctuations in interest rates and other asset prices. We use derivative financial instruments to mitigate or eliminate certain of these risks. We follow strict policies for managing each of these risks, including prohibition on derivatives market-making, speculative derivatives trading or other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or eliminate these risks.

   A reconciliation of current period changes, net of applicable income taxes, in the separate component of stockholders' equity labeled "derivatives qualifying as hedges" for the years ended December 31 follows:

(Amounts in millions)                                                                            2006   2005
---------------------                                                                           -----  -----
Derivatives qualifying as effective hedges as of January 1..................................... $ 1.1  $ 3.3
Current period decreases (increases) in fair value, net of deferred taxes of $0.0 and $(0.2)...    --    0.4
Reclassification to net income, net of deferred taxes of $0.3 and $1.7.........................  (0.5)  (2.6)
                                                                                                -----  -----
Balance as of December 31...................................................................... $ 0.6  $ 1.1
                                                                                                =====  =====

   Derivatives qualifying as hedges amounting to $0.6 million, net of taxes, recorded in stockholders' equity at December 31, 2006 is expected to be reclassified to future income, concurrently with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount, $0.1 million, net of income taxes, is expected to be reclassified to income in the year ending December 31, 2007. Actual amounts may vary from this amount as a result of market conditions. All forecasted transactions currently being hedged are expected to occur by 2035. No amounts were reclassified to income during the years ended December 31, 2006 and 2005 in connection with forecasted transactions that were no longer considered probable of occurring.

   Positions in derivative instruments. The fair value of derivative instruments, including interest rate swaps, equity index options and financial futures, are based upon pricing valuation models which utilize independent

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

third-party data as inputs. The following table sets forth our positions in derivative instruments and the estimated fair values as of the dates indicated:

                                                 December 31,
                                    ---------------------------------------
                                           2006                2005
                   -                ------------------- -------------------
                                    Notional Estimated  Notional Estimated
     (Amounts in millions)           value   fair value  value   fair value
     ---------------------          -------- ---------- -------- ----------
     Interest rate swaps........... $1,276.6   $ 8.2     $ 96.5     $1.1
     Equity index options..........    271.9    16.4       31.0      2.5
     Financial futures.............     18.5      --        8.8      0.1
                                    --------   -----     ------     ----
            Total.................. $1,567.0   $24.6     $136.3     $3.7
                                    ========   =====     ======     ====

   As of December 31, 2006 and 2005, the fair value of derivatives in a gain position and recorded in other invested assets was $30.2 million and $6.5 million, respectively, and the fair value of derivatives in a loss position and recorded in other liabilities was $5.6 million and $2.8 million, respectively.

   Income effects of derivatives. In the context of hedging relationships, "effectiveness" refers to the degree to which fair value changes in the hedging instrument offset corresponding fair value changes in the hedged item attributable to the risk being hedged. Certain elements of hedge positions cannot qualify for hedge accounting whether effective or not, and must therefore be marked to market through income. Time value of purchased options is the most common example of such elements in instruments we use. There was no ineffectiveness reported in the fair value of hedge positions for the twelve months ended December 31, 2006 and 2005. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2006 and 2005 related to the hedge of future cash flows.

   Derivative counterparty credit risk. We manage counterparty credit risk on an individual counterparty basis, which means that gains and losses are netted for each counterparty to determine the amount at risk. When a counterparty exceeds credit exposure limits in terms of amounts owed to us, typically as the result of changes in market conditions, no additional transactions are executed until the exposure with that counterparty is reduced to an amount that is within the established limit. The swaps that are executed under master swap agreements containing mutual credit downgrade provisions that provide the ability to require assignment or replacement in the event either parties unsecured debt rating is downgraded below Moody's "Baa" or S&P's "BBB." If the downgrade provisions had been triggered as of December 31, 2006, we could have been required to disburse up to $1.6 million and claim up to $26.2 million from counterparties. This represents the fair value of losses and gains by counterparty. As of December 31, 2006 and 2005, gross fair value gains were $26.2 million and $6.4 million, respectively. As of December 31, 2006 and 2005, gross fair value losses were $1.6 million and $2.7 million, respectively.

   Swaps and purchased options with contractual maturities longer than one year are conducted within our approved credit policy constraints. Our policy permits us to enter into derivative transactions with counterparties rated "A2" by Moody's and "A" by S&P's if the agreements governing such transactions require both us and the counterparties to provide collateral in certain circumstances.

(11) Supplemental Cash Flow Information

   Net cash paid (received) for federal and state taxes was $2.5 million, $(15.5) million and $38.1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   For a discussion of dividends paid to stockholders, see note 13. In connection with the reinsurance transaction with UFLIC in 2004 discussed in note 5, we completed several non-cash transactions. These transactions included the transfer of the assets and liabilities. The following table details these transactions as well as other non-cash items:

   Supplemental schedule of non-cash investing and financing activities

                                                                  Years ended December 31,
                                                                  ----------------------
(Amounts in millions)                                             2006    2005     2004
---------------------                                             -----  ------ ---------
Excluded net assets:
   Assets........................................................ $  --  $   -- $ 2,834.9
   Liabilities...................................................    --      --  (2,840.4)
                                                                  -----  ------ ---------
   Net assets transferred........................................ $  --  $   -- $    (5.5)
                                                                  =====  ====== =========
Other non-cash transactions:
   Change in collateral for securities lending transactions...... $  --  $ 23.8 $   (23.8)
   Dividends paid to stockholders................................    --   440.3     379.1
   Tax contingencies and other tax related items.................  18.2      --        --
                                                                  -----  ------ ---------
   Total other non-cash transactions............................. $18.2  $464.1 $   355.3
                                                                  =====  ====== =========

(12) Non-controlled Entities

   We have used third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with conduits that are sponsored by third parties.

   The following table summarizes the current balance of assets sold to SPEs as of December 31:

          (Amounts in millions)                          2006   2005
          ---------------------                         ------ ------
          Assets secured by:
             Commercial mortgage loans................. $ 77.1 $ 96.5
             Fixed maturities..........................   39.8   66.1
             Other receivables.........................   86.7   91.5
                                                        ------ ------
                 Total assets.......................... $203.6 $254.1
                                                        ====== ======

   Each of the categories of assets shown in the table above represents portfolios of assets that are highly rated. Examples of each category include: commercial mortgage loans--loans on diversified commercial property; fixed maturities--domestic and foreign, corporate and government securities; other receivables--primarily policy loans.

   We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPEs is provided under credit support agreements, in which Genworth provides limited recourse for a maximum of $119.0 million of credit losses in such entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)

We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no SPE has incurred a loss.

   Sales of securitized assets to SPEs result in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. There were no off-balance sheet securitization transactions in 2006, 2005 and 2004.

   Retained interests and recourse obligations related to such sales that are recorded in fixed maturities in our consolidated financial statements are as follows:

                                                   December 31,
                                               ---------------------
                                                  2006       2005
                                               ---------- ----------
                                                    Fair       Fair
           (Amounts in millions)               Cost value Cost value
           ---------------------               ---- ----- ---- -----
           Retained interests--assets......... $5.6 $12.2 $8.0 $10.4
           Servicing assets...................   --    --   --    --
           Recourse liability.................   --    --   --    --
                                               ---- ----- ---- -----
           Total.............................. $5.6 $12.2 $8.0 $10.4
                                               ==== ===== ==== =====

   Retained interests. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks. When we securitize receivables, we determine fair value based on discounted cash flow models that incorporate, among other things, assumptions including credit losses, prepayment speeds and discount rates. These assumptions are based on our experience, market trends and anticipated performance related to the particular assets securitized. Subsequent to recording retained interests, we review recorded values quarterly in the same manner and using current assumptions.

   Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

   Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We provide for expected credit losses under these agreements and such amounts approximate fair value.

(13) Restrictions on Dividends

   Insurance companies are restricted by state regulations departments as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the Bureau of Insurance. Based on statutory results as of December 31, 2006, we are able to distribute $167.2 million in dividends in 2007 without obtaining regulatory approval.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   In 2006, we did not declare or pay any common stock dividend. In 2005, we declared and paid a common stock dividend of $440.3 million consisting of securities. In 2004, concurrently with the consummation of the reinsurance transactions with UFLIC, we paid a dividend to our stockholder consisting of cash and securities. A portion of this dividend, together with amounts paid by certain of our affiliates, was used by GE Financial Assurance Holdings, Inc. to make a capital contribution to UFLIC. The aggregate value of the dividend was $409.5 million, consisting of cash in the amount of $30.4 million and securities in the amount of $379.1 million.

   In addition to the common stock dividends, we declared and paid preferred stock dividends of $9.6 million for each of the years ended December 31, 2006, 2005 and 2004. Dividends on the Series A Preferred Stock are cumulative and are payable semi-annually when, and if, declared by the Board of Directors at an annual rate of 8.0% of the par value. On December 29, 2006, we redeemed 10,000 shares of our 120,000 Series A Preferred Stock, par value $1,000 per share. We paid an additional $0.1 million in accrued dividends on the redeemed shares. On January 22, 2007, the Board of Directors authorized the redemption of the remaining 110,000 outstanding shares of Series A Preferred Stock for $110.0 million for par value and $2.2 million in accrued dividends on the redeemed shares. We filed the required Bureau of Insurance notifications on January 24, 2007 and expect to finalize the redemption in March 2007.

(14) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholders' equity. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

   For the years ended December 31, statutory net income and statutory capital and surplus is summarized below:

       (Amounts in millions)                          2006   2005   2004
       ---------------------                         ------ ------ ------
       Statutory net income......................... $169.6 $144.4 $105.8
       Statutory capital and surplus................  587.8  476.0  817.2

   The NAIC has adopted Risk Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset risk, (ii) insurance risk, (iii) interest rate risk and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. As of December 31, 2006 and 2005, we exceeded the minimum required RBC levels.

(15) Segment Information

   We conduct our operations in two business segments: (1) Retirement Income and Investments, which includes deferred annuities, individual variable annuities, group variable annuities designed for retirement plans, variable life insurance and specialized products, including GICs, funding agreements, FABNs and a reinsured block of structured settlements; and (2) Protection, which includes universal life insurance, interest-sensitive whole life insurance and Medicare supplement insurance. We also have Corporate and Other which includes unallocated net investment gains (losses), corporate income, expenses and income taxes.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   In 2006, we began to allocate net investment gains (losses) from Corporate and Other to our Retirement Income and Investments and Protection segments using an approach based principally upon the investment portfolio established to support each of those segments' products and targeted capital levels. Prior to 2006, all net investment gains (losses) were recorded in Corporate and Other and were not reflected in the results of any of our segments.

   We use the same accounting policies and procedures to measure segment income and assets as we use to measure our consolidated net income and assets. Segment income represents the basis on which the performance of our business is assessed by management. Premiums and fees, other income, benefits and acquisition and operating expenses and policy related amortization are attributed directly to each operating segment. Net investment income and invested assets are allocated based on the assets required to support the underlying liabilities and capital of the products included in each segment.

   See note (1)(c) for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of and for the year ended December 31, 2006:

                                                        Retirement
                                                        Income and             Corporate
(Amounts in millions)                                   Investments Protection and Other Consolidated
---------------------                                   ----------- ---------- --------- ------------
Net investment income..................................  $   269.8   $  141.2   $ 16.5    $   427.5
Net investment gains (losses)..........................       (7.7)      (1.1)     7.2         (1.6)
Premiums...............................................         --       96.3       --         96.3
Other revenues.........................................       91.4      131.2       --        222.6
                                                         ---------   --------   ------    ---------
   Total revenues......................................      353.5      367.6     23.7        744.8
                                                         ---------   --------   ------    ---------
Interest credited, benefits and other changes in
  policy reserves......................................      246.1      257.9       --        504.0
Acquisition and operating expenses, net of deferrals...       39.9       30.6      6.0         76.5
Amortization of deferred acquisition costs and
  intangibles..........................................       23.5       21.4       --         44.9
                                                         ---------   --------   ------    ---------
Total benefits and expenses............................      309.5      309.9      6.0        625.4
                                                         ---------   --------   ------    ---------
Income before income taxes.............................       44.0       57.7     17.7        119.4
Provision for income taxes.............................        7.8       20.5     22.8         51.1
                                                         ---------   --------   ------    ---------
Net income (loss)......................................  $    36.2   $   37.2   $ (5.1)   $    68.3
                                                         =========   ========   ======    =========
Total assets...........................................  $17,901.2   $2,615.9   $703.1    $21,220.2
                                                         =========   ========   ======    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following is a summary of our segments and Corporate and Other activities as of and for the year ended December 31, 2005:

                                                        Retirement
                                                        Income and             Corporate
(Amounts in millions)                                   Investments Protection and Other Consolidated
---------------------                                   ----------- ---------- --------- ------------
Net investment income..................................  $   229.5   $  141.0   $ 41.2    $   411.7
Net investment gains (losses)..........................         --         --     (4.5)        (4.5)
Premiums...............................................        0.1      103.4       --        103.5
Other revenues.........................................       58.6      135.9       --        194.5
                                                         ---------   --------   ------    ---------
   Total revenues......................................      288.2      380.3     36.7        705.2
                                                         ---------   --------   ------    ---------
Interest credited, benefits and other changes in
  policy reserves......................................      194.1      265.4       --        459.5
Acquisition and operating expenses, net of deferrals...       33.3       34.6     22.0         89.9
Amortization of deferred acquisition costs and
  intangibles..........................................       20.1       80.9       --        101.0
                                                         ---------   --------   ------    ---------
   Total benefits and expenses.........................      247.5      380.9     22.0        650.4
                                                         ---------   --------   ------    ---------
Income (loss) before income taxes......................       40.7       (0.6)    14.7         54.8
Provision for income taxes.............................        3.2       20.2      1.9         25.3
                                                         ---------   --------   ------    ---------
Net income (loss)......................................  $    37.5   $  (20.8)  $ 12.8    $    29.5
                                                         =========   ========   ======    =========
Total assets...........................................  $15,507.4   $2,680.0   $694.6    $18,882.0
                                                         =========   ========   ======    =========

   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2004:

                                                                   Retirement
                                                                   Income and             Corporate
(Amounts in millions)                                              Investments Protection and Other Consolidated
---------------------                                              ----------- ---------- --------- ------------
Net investment income.............................................   $238.5      $140.3    $  42.2    $ 421.0
Net investment gains (losses).....................................       --          --        5.7        5.7
Premiums..........................................................      0.4        96.4         --       96.8
Other revenues....................................................     40.0       136.4         --      176.4
                                                                     ------      ------    -------    -------
   Total revenues.................................................    278.9       373.1       47.9      699.9
                                                                     ------      ------    -------    -------
Interest credited, benefits and other changes in policy reserves..    202.4       271.6         --      474.0
Acquisition and operating expenses, net of deferrals..............     17.1        31.1       15.0       63.2
Amortization of deferred acquisition costs and intangibles........     78.6        28.7         --      107.3
                                                                     ------      ------    -------    -------
   Total benefits and expenses....................................    298.1       331.4       15.0      644.5
                                                                     ------      ------    -------    -------
Income (loss) before income taxes and cumulative effect of change
  in accounting principle.........................................    (19.2)       41.7       32.9       55.4
Provision (benefit) for income taxes..............................      8.2        14.8     (166.3)    (143.3)
                                                                     ------      ------    -------    -------
Net income (loss) before cumulative effect of change in accounting
  principle.......................................................    (27.4)       26.9      199.2      198.7
Cumulative effect of change in accounting principle, net of tax...      0.7          --         --        0.7
                                                                     ------      ------    -------    -------
Net income (loss).................................................   $(26.7)     $ 26.9    $ 199.2    $ 199.4
                                                                     ======      ======    =======    =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


(16) Quarterly Financial Data (unaudited)

   Our unaudited summarized quarterly financial data for the years ended December 31, were as follows:

                               First Quarter Second Quarter Third Quarter  Fourth Quarter
                               ------------- -------------  -------------  -------------
(Amounts in millions)           2006   2005   2006    2005   2006   2005    2006    2005
---------------------          ------ ------ ------  ------ ------ ------  ------  ------
Net investment income......... $ 91.9 $107.8 $108.1  $ 98.1 $104.1 $101.5  $123.4  $104.3
                               ====== ====== ======  ====== ====== ======  ======  ======
Total revenues................ $165.4 $184.1 $175.2  $170.9 $181.4 $172.3  $222.8  $177.9
                               ====== ====== ======  ====== ====== ======  ======  ======
Net income (loss)............. $  9.9 $ 27.0 $ 19.1  $ 15.4 $ 23.3 $(37.9) $ 16.0  $ 25.0
                               ====== ====== ======  ====== ====== ======  ======  ======

(17) Pro Forma Condensed Combined Financial Information (unaudited)

   On January 1, 2007, FHL and FCL merged with and into GLAIC. The consolidated financial statements for GLAIC will be represented in the first quarter of 2007 as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control as GLAIC, FHL and FCL are all wholly-owned subsidiaries of Genworth. As the mergers of FHL and FCL will be accounted for as a pooling of interests, we will present pro forma combined financial information for the three years ended December 31, 2006 for the income statement and as of December 31, 2006 for the balance sheet.

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of AML, formerly a wholly-owned subsidiary of FCL, to GLICNY, an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following is unaudited condensed combined financial information for GLAIC Merged prepared on a pro forma basis as if the mergers of FHL and FCL occurred on January 1, 2004 and the AML and GLICNY transfer occurred on January 1, 2006 for the periods indicated:

                                                         For the year ended December 31, 2006
                                     ----------------------------------------------------------------------------
                                                                                            Pro forma
                                                                                          adjustments--
                                                                                           transfer of
                                      Historical                                            American
                                     Genworth Life   Historical                             Mayflower
                                      and Annuity   Federal Home                  Pro         Life
                                       Insurance   Life Insurance                forma      Insurance
                                      Company and   Company and                historical  Company of
                                     Subsidiaries   Subsidiaries  Eliminations  combined    New York    Pro forma
                                     ------------- -------------- ------------ ---------- ------------- ---------
Revenues:
    Premiums........................    $ 96.3        $1,036.0       $  --      $1,132.3     $(38.1)(b) $1,094.2
    Net investment income...........     427.5           689.4          --       1,116.9      (46.8)(b)  1,070.1
    Net investment gains
     (losses).......................      (1.6)            4.7          --           3.1        1.0(b)       4.1
    Policy fees and other income....     222.6           169.7        (9.5)(a)     382.8       (2.1)(b)    380.7
                                        ------        --------       -----      --------     ------     --------
       Total revenues...............     744.8         1,899.8        (9.5)      2,635.1      (86.0)     2,549.1
                                        ------        --------       -----      --------     ------     --------
Benefits and expenses:
    Benefits and other changes in
     policy reserves................     185.8           916.1          --       1,101.9      (40.3)(b)  1,061.6
    Interest credited...............     318.2           188.0        (9.5)(a)     496.7      (16.0)(b)    480.7
    Acquisition and operating
     expenses, net of deferrals.....      76.5           193.9          --         270.4       (0.2)(b)    270.2
    Amortization of deferred
     acquisition costs and
     intangibles....................      44.9            39.2          --          84.1       (1.4)(b)     82.7
    Interest expense................        --           134.0          --         134.0         --        134.0
                                        ------        --------       -----      --------     ------     --------
       Total benefits and
        expenses....................     625.4         1,471.2        (9.5)      2,087.1      (57.9)     2,029.2
                                        ------        --------       -----      --------     ------     --------
Income before income taxes..........     119.4           428.6          --         548.0      (28.1)       519.9
Provision (benefit) for income
 taxes..............................      51.1           137.3          --         188.4      (10.0)(b)    178.4
Equity in net income of
 unconsolidated subsidiary..........        --              --          --            --       17.3(c)      17.3
                                        ------        --------       -----      --------     ------     --------
Net income (loss)...................    $ 68.3        $  291.3       $  --      $  359.6     $ (0.8)    $  358.8
                                        ======        ========       =====      ========     ======     ========

--------
(a)Reflects adjustment to eliminate the intercompany reinsurance between GLAIC and FCL related to the FABN program.
(b)Reflects adjustments to exclude amounts included in our historical combined financial information relating to the results of operations of AML that were transferred in connection with the transfer of ownership of AML to GLICNY immediately following consummation of the mergers of FHL and FCL with and into GLAIC.
(c)Reflects equity in income of unconsolidated subsidiary for GLAIC's non-majority ownership interest in GLICNY.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


                                                            For the year ended December 31, 2005
                                               -------------------------------------------------------------
                                                Historical
                                               Genworth Life   Historical
                                                and Annuity   Federal Home
                                                 Insurance   Life Insurance
                                                Company and   Company and                Pro forma historical
                                               Subsidiaries   Subsidiaries  Eliminations       combined
                                               ------------- -------------- ------------ --------------------
Revenues:
   Premiums...................................    $103.5        $1,008.9        $--            $1,112.4
   Net investment income......................     411.7           606.9         --             1,018.6
   Net investment gains (losses)..............      (4.5)           (5.2)        --                (9.7)
   Policy fees and other income...............     194.5           167.8         --               362.3
                                                  ------        --------        ---            --------
       Total revenues.........................     705.2         1,778.4         --             2,483.6
                                                  ------        --------        ---            --------
Benefits and expenses:
   Benefits and other changes in policy
     reserves.................................     190.4           954.7         --             1,145.1
   Interest credited..........................     269.1           186.9         --               456.0
   Acquisition and operating expenses, net of
     deferrals................................      89.9           148.0         --               237.9
   Amortization of deferred acquisition costs
     and intangibles..........................     101.0            76.4         --               177.4
   Interest expense...........................        --            48.7         --                48.7
                                                  ------        --------        ---            --------
       Total benefits and expenses............     650.4         1,414.7         --             2,065.1
                                                  ------        --------        ---            --------
Income before income taxes....................      54.8           363.7         --               418.5
Provision for income taxes....................      25.3           122.6         --               147.9
                                                  ------        --------        ---            --------
Net income....................................    $ 29.5        $  241.1        $--            $  270.6
                                                  ======        ========        ===            ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


                                                              For the year ended December 31, 2004
                                                 -------------------------------------------------------------
                                                  Historical
                                                 Genworth Life   Historical
                                                  and Annuity   Federal Home
                                                   Insurance   Life Insurance
                                                  Company and   Company and                Pro forma historical
                                                 Subsidiaries   Subsidiaries  Eliminations       combined
                                                 ------------- -------------- ------------ --------------------
Revenues:
   Premiums.....................................    $  96.8       $1,055.3        $--            $1,152.1
   Net investment income........................      421.0          543.1         --               964.1
   Net investment gains (losses)................        5.7            1.9         --                 7.6
   Policy fees and other income.................      176.4          147.0         --               323.4
                                                    -------       --------        ---            --------
       Total revenues...........................      699.9        1,747.3         --             2,447.2
                                                    -------       --------        ---            --------
Benefits and expenses:
   Benefits and other changes in policy
     reserves...................................      182.8        1,002.7         --             1,185.5
   Interest credited............................      291.2          195.8         --               487.0
   Acquisition and operating expenses, net of
     deferrals..................................       63.2          107.5         --               170.7
   Amortization of deferred acquisition costs
     and intangibles............................      107.3          104.9         --               212.2
   Interest expense.............................         --           24.5         --                24.5
                                                    -------       --------        ---            --------
       Total benefits and expenses..............      644.5        1,435.4         --             2,079.9
                                                    -------       --------        ---            --------
Income before income taxes and cumulative effect
  of change in accounting principle.............       55.4          311.9         --               367.3
Benefit for income taxes........................     (143.3)         (96.7)        --              (240.0)
                                                    -------       --------        ---            --------
Net income before cumulative effect of change in
  accounting principle..........................      198.7          408.6         --               607.3
Cumulative effect of change in accounting
  principle.....................................        0.7           (0.8)        --                (0.1)
                                                    -------       --------        ---            --------
Net income......................................    $ 199.4       $  407.8        $--            $  607.2
                                                    =======       ========        ===            ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004
                         (Dollar amounts in millions)


   The following is unaudited condensed combined financial information for GLAIC Merged prepared on a pro forma basis as if the mergers of FHL and FCL and the AML and GLICNY transfer occurred on December 31, 2006:

                                                                      As of December 31, 2006
                                         ---------------------------------------------------------------------------------
                                                                                                 Pro forma
                                                                                               adjustments--
                                                                                                transfer of
                                          Historical                                             American
                                         Genworth Life   Historical                              Mayflower
                                          and Annuity   Federal Home                               Life
                                           Insurance   Life Insurance              Pro forma     Insurance
                                          Company and   Company and                historical   Company of
                                         Subsidiaries   Subsidiaries  Eliminations  combined     New York        Pro forma
                                         ------------- -------------- ------------ ---------- -------------      ---------
Assets
    Total investments...................   $ 8,479.3     $11,663.2       $  --     $20,142.5    $  (872.3)(a)    $19,604.6
                                                                                                    334.4(b)
    Separate account assets.............    10,383.4            --          --      10,383.4           --         10,383.4
    Reinsurance recoverable.............     1,642.1       7,744.7          --       9,386.8       (321.7)(a)      9,065.1
    Other assets........................       715.4       3,878.0        (2.1)(c)   4,591.3       (183.2)(a)      4,408.1
                                           ---------     ---------       -----     ---------    ---------        ---------
       Total assets.....................   $21,220.2     $23,285.9       $(2.1)    $44,504.0    $(1,042.8)       $43,461.2
                                           =========     =========       =====     =========    =========        =========
Liabilities and stockholders' equity
    Policyholder liabilities............   $ 9,192.7     $15,665.2       $  --     $24,857.9    $  (845.6)(a)    $24,012.3
    Separate account liabilities........    10,383.4            --          --      10,383.4           --         10,383.4
    Non-recourse funding
     obligations........................          --       2,765.0          --       2,765.0           --          2,765.0
    All other liabilities...............       484.0       1,572.1        (2.1)(c)   2,054.0       (245.6)(a)      1,808.4
                                           ---------     ---------       -----     ---------    ---------        ---------
       Total liabilities................    20,060.1      20,002.3        (2.1)     40,060.3     (1,091.2)        38,969.1
                                           ---------     ---------       -----     ---------    ---------        ---------
          Total stockholders'
           equity.......................     1,160.1       3,283.6          --       4,443.7         48.4(a),(b)   4,492.1
                                           ---------     ---------       -----     ---------    ---------        ---------
          Total liabilities and
           stockholders'
           equity.......................   $21,220.2     $23,285.9       $(2.1)    $44,504.0    $(1,042.8)       $43,461.2
                                           =========     =========       =====     =========    =========        =========

--------
(a)Reflects adjustments to exclude amounts included in our historical combined financial information relating to the results of operations of AML that were transferred in connection with the transfer of ownership of AML to GLICNY immediately following consummation of the mergers of FHL and FCL with and into GLAIC.
(b)Reflects adjustments to include the non-majority ownership interest in GLICNY acquired in connection with the transfer of our ownership in AML.
(c)Reflects the elimination of intercompany balances between GLAIC and FHL Consolidated.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life and Annuity Insurance Company:

   Under the date of March 12, 2007, we reported on the consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006, which are included herein. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules included herein. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statement schedules based on our audits.

   In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.

/s/ KPMG LLP

Richmond, Virginia
March 12, 2007

                                                                     Schedule I

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
       Summary of investments--other than investments in related parties
                               December 31, 2006
                             (Amounts in millions)

                                                      Amortized
                                                       cost or  Estimated  Carrying
Type of Investment                                      cost    fair value  value
------------------                                    --------- ---------- --------
Fixed maturities:
   Bonds:
       U.S. government, agencies and authorities..... $   29.2   $   29.4  $   29.4
       Government--non U.S...........................    127.7      141.8     141.8
       Public utilities..............................    219.2      218.9     218.9
       All other corporate bonds.....................  5,905.2    5,910.2   5,910.2
                                                      --------   --------  --------
          Total fixed maturities.....................  6,281.3    6,300.3   6,300.3
Equity securities....................................     23.2       24.2      24.2
Commercial mortgage loans............................  1,258.8      xxxxx   1,258.8
Policy loans.........................................    170.0      xxxxx     170.0
Other invested assets/(1)/...........................    425.8      xxxxx     427.7
                                                      --------   --------  --------
          Total investments.......................... $8,159.1      xxxxx  $8,181.0
                                                      ========   ========  ========

--------
/(1)/The amount shown in the Consolidated Balance Sheet for other invested assets differs from cost as other invested assets include derivatives which are reported at estimated fair value.



   See Accompanying Report of Independent Registered Public Accounting Firm.

                                                                   Schedule III

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                      Supplemental Insurance Information
                             (Amounts in millions)

                                                     Future Annuity
                                                      And Contract              Other
                                                       Benefits &            Policyholder
                                                       Liability             Liabilities
                                          Deferred   For Policy and           (Excluding
                                         Acquisition    Contract    Unearned   Unearned   Premium
Segment                                     Costs        Claims     Premiums  Premiums)   Revenue
-------                                  ----------- -------------- -------- ------------ -------
December 31, 2006:
   Retirement Income and Investments....   $365.2       $6,894.6     $  --      $134.5    $   --
   Protection...........................     67.3        2,146.1      18.4        (0.9)     96.3
   Corporate and Other..................       --             --        --          --        --
                                           ------       --------     -----      ------    ------
       Total............................   $432.5       $9,040.7     $18.4      $133.6    $ 96.3
                                           ======       ========     =====      ======    ======
December 31, 2005:
   Retirement Income and Investments....   $245.4       $6,095.0     $  --      $184.0    $  0.1
   Protection...........................     75.7        2,188.6      22.2         0.9     103.4
   Corporate and Other..................       --             --        --          --        --
                                           ------       --------     -----      ------    ------
       Total............................   $321.1       $8,283.6     $22.2      $184.9    $103.5
                                           ======       ========     =====      ======    ======
December 31, 2004:
   Retirement Income and Investments....                                                  $  0.4
   Protection...........................                                                    96.4
   Corporate and Other..................                                                      --
                                                                                          ------
       Total............................                                                  $ 96.8
                                                                                          ======

                                                        Interest                   Amortization
                                                       Credited &     Acquisition  of Deferred
                                            Net       Benefits and   and Operating Acquisition
                                         Investment Other Changes in Expenses, Net  Costs and   Premiums
Segment                                    Income   Policy Reserves  of Deferrals  Intangibles  Written
-------                                  ---------- ---------------- ------------- ------------ --------
December 31, 2006:
   Retirement Income and Investments....   $269.8        $246.1          $39.9        $ 23.5     $   --
   Protection...........................    141.2         257.9           30.6          21.4       91.9
   Corporate and Other..................     16.5            --            6.0            --         --
                                           ------        ------          -----        ------     ------
       Total............................   $427.5        $504.0          $76.5        $ 44.9     $ 91.9
                                           ======        ======          =====        ======     ======
December 31, 2005:
   Retirement Income and Investments....   $229.5        $194.1          $33.3        $ 20.1     $  0.4
   Protection...........................    141.0         265.4           34.6          80.9      102.7
   Corporate and Other..................     41.2            --           22.0            --         --
                                           ------        ------          -----        ------     ------
       Total............................   $411.7        $459.5          $89.9        $101.0     $103.1
                                           ======        ======          =====        ======     ======
December 31, 2004:
   Retirement Income and Investments....   $238.5        $202.4          $17.1        $ 78.6     $  0.3
   Protection...........................    140.3         271.6           31.1          28.7       97.1
   Corporate and Other..................     42.2            --           15.0            --         --
                                           ------        ------          -----        ------     ------
       Total............................   $421.0        $474.0          $63.2        $107.3     $ 97.4
                                           ======        ======          =====        ======     ======

   See Accompanying Report of Independent Registered Public Accounting Firm.

         Genworth Life and Annuity Insurance Company and Subsidiaries
                       Consolidated Financial Statements

                                   Contents

                                                                                                  Page
                                                                                                  -----
Report of Independent Registered Public Accounting Firm..........................................  FI-1
Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004...........  FI-2
Consolidated Balance Sheets as of December 31, 2006 and 2005.....................................  FI-3
Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2006,
  2005 and 2004..................................................................................  FI-4
Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004.......  FI-5
Notes to Consolidated Financial Statements.......................................................  FI-6
Report of Independent Registered Public Accounting Firm on Financial Statement Schedules......... FI-44
Schedule I, Summary of Investments--other than investments in related parties.................... FI-45
Schedule III, Supplemental Insurance Information................................................. FI-46

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   The consolidated financial statements give retroactive effect to the mergers of Genworth Life and Annuity Insurance Company, Federal Home Life Insurance Company and First Colony Life Insurance Company on January 1, 2007, which have been accounted for as a pooling of interests as described in Note 1 to the consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. However, they will become the historical consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries after financial statements covering the date of consummation of the business combination are issued.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles applicable after financial statements are issued for a period which includes the date of consummation of the business combination.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.

/s/ KPMG LLP

Richmond, Virginia
March 12, 2007

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Statements of Income
                             (Amounts in millions)

                                                                           Years ended December 31,
                                   -                                     ---------------------------
                                                                           2006     2005      2004
                                                                         -------- --------  --------
Revenues:
   Premiums............................................................. $1,132.3 $1,112.4  $1,152.1
   Net investment income................................................  1,116.9  1,018.6     964.1
   Net investment gains (losses)........................................      3.1     (9.7)      7.6
   Policy fees and other income.........................................    382.8    362.3     323.4
                                                                         -------- --------  --------
       Total revenues...................................................  2,635.1  2,483.6   2,447.2
                                                                         -------- --------  --------
Benefits and expenses:
   Benefits and other changes in policy reserves........................  1,101.9  1,145.1   1,185.5
   Interest credited....................................................    496.7    456.0     487.0
   Acquisition and operating expenses, net of deferrals.................    270.4    237.9     170.7
   Amortization of deferred acquisition costs and intangibles...........     84.1    177.4     212.2
   Interest expense.....................................................    134.0     48.7      24.5
                                                                         -------- --------  --------
       Total benefits and expenses......................................  2,087.1  2,065.1   2,079.9
                                                                         -------- --------  --------
Income before income taxes and cumulative effect of change in accounting
  principle.............................................................    548.0    418.5     367.3
Provision (benefit) for income taxes....................................    188.4    147.9    (240.0)
                                                                         -------- --------  --------
Net income before cumulative effect of change in accounting principle...    359.6    270.6     607.3
Cumulative effect of change in accounting principle, net of tax of $0.0
  million...............................................................       --       --      (0.1)
                                                                         -------- --------  --------
Net income.............................................................. $  359.6 $  270.6  $  607.2
                                                                         ======== ========  ========



                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          Consolidated Balance Sheets
           (Amounts in millions, except share and per share amounts)

                                                                                          December 31,
                                                                                      -------------------
                                                                                        2006       2005
                                                                                      --------- ---------
Assets
   Investments:
       Fixed maturities available-for-sale, at fair value............................ $15,962.7 $13,566.5
       Equity securities available-for-sale, at fair value...........................      35.8      29.1
       Commercial mortgage loans.....................................................   2,917.1   2,680.2
       Policy loans..................................................................     486.7     471.5
       Other invested assets ($429.8 and $483.6 restricted)..........................     740.2     980.9
                                                                                      --------- ---------
              Total investments......................................................  20,142.5  17,728.2
   Cash and cash equivalents.........................................................     423.8     555.0
   Accrued investment income.........................................................     172.3     159.4
   Deferred acquisition costs........................................................   2,660.0   2,149.6
   Goodwill..........................................................................     471.2     471.2
   Intangible assets.................................................................     520.7     563.1
   Reinsurance recoverable...........................................................   9,386.8  10,187.0
   Other assets......................................................................     343.3     437.8
   Separate account assets...........................................................  10,383.4   8,777.3
                                                                                      --------- ---------
              Total assets........................................................... $44,504.0 $41,028.6
                                                                                      ========= =========
Liabilities and stockholders' equity
   Liabilities:
       Future annuity and contract benefits.......................................... $24,371.6 $23,443.0
       Liability for policy and contract claims......................................     279.3     322.1
       Other policyholder liabilities................................................     207.0     246.8
       Deferred income tax liability.................................................   1,004.5     799.9
       Non-recourse funding obligations..............................................   2,765.0   1,400.0
       Other liabilities ($436.6 and $487.1 restricted)..............................   1,049.5   1,434.0
       Separate account liabilities..................................................  10,383.4   8,777.3
                                                                                      --------- ---------
              Total liabilities......................................................  40,060.3  36,423.1
                                                                                      --------- ---------
   Commitments and contingencies

   Stockholders' equity:
       Preferred stock, Cumulative Series A ($1,000 par value, $1,000 redemption and liquidation value, 200,000 shares authorized, 110,000 and 120,000 shares issued and outstanding as of December 31, 2006 and 2005,
         respectively)...............................................................     110.0     120.0
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding).....................................................      25.6      25.6
       Additional paid-in capital....................................................   4,025.3   4,020.1
                                                                                      --------- ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses)...................................      21.7      84.1
          Derivatives qualifying as hedges...........................................       0.3       0.9
          Additional minimum pension liability.......................................        --      (3.3)
                                                                                      --------- ---------
       Total accumulated other comprehensive income (loss)...........................      22.0      81.7
       Retained earnings.............................................................     260.8     358.1
                                                                                      --------- ---------
              Total stockholders' equity.............................................   4,443.7   4,605.5
                                                                                      --------- ---------
              Total liabilities and stockholders' equity............................. $44,504.0 $41,028.6
                                                                                      ========= =========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          Consolidated Statements of Changes in Stockholders' Equity
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                  Total
                                       Preferred Common  paid-in   comprehensive Retained stockholders'
                                         stock   stock   capital   income (loss) earnings    equity
                                       --------- ------ ---------- ------------- -------- -------------
Balances as of December 31, 2003......  $120.0   $25.6   $4,144.2     $ 618.1    $ 765.6    $5,673.5
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --          --      607.2       607.2
   Net unrealized gains (losses) on
     investment securities............      --      --         --      (415.8)        --      (415.8)
   Derivatives qualifying as hedges...      --      --         --         1.5         --         1.5
   Additional minimum pension
     liability........................      --      --         --        (3.1)        --        (3.1)
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         189.8
Contributed capital...................      --      --        0.5          --         --         0.5
Dividends and other transactions with
  stockholders........................      --      --        2.9          --     (829.0)     (826.1)
                                        ------   -----   --------     -------    -------    --------
Balances as of December 31, 2004......   120.0    25.6    4,147.6       200.7      543.8     5,037.7
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --          --      270.6       270.6
   Net unrealized gains (losses) on
     investment securities............      --      --         --      (116.8)        --      (116.8)
   Derivatives qualifying as hedges...      --      --         --        (2.0)        --        (2.0)
   Additional minimum pension
     liability........................      --      --         --        (0.2)        --        (0.2)
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         151.6
Dividends and other transactions with
  stockholders........................      --      --     (127.5)         --     (456.3)     (583.8)
                                        ------   -----   --------     -------    -------    --------
Balances as of December 31, 2005......   120.0    25.6    4,020.1        81.7      358.1     4,605.5
                                                                                            --------
Comprehensive income (loss):
   Net income.........................      --      --         --          --      359.6       359.6
   Net unrealized gains (losses) on
     investment securities............      --      --         --       (62.4)        --       (62.4)
   Derivatives qualifying as hedges...      --      --         --        (0.6)        --        (0.6)
   Additional minimum pension
     liability........................      --      --         --         3.3         --         3.3
                                                                                            --------
       Total comprehensive income
         (loss).......................                                                         299.9
Redemption of preferred stock.........   (10.0)     --         --          --         --       (10.0)
Dividends and other transactions with
  stockholders........................      --      --        5.2          --     (456.9)     (451.7)
                                        ------   -----   --------     -------    -------    --------
Balances as of December 31, 2006......  $110.0   $25.6   $4,025.3     $  22.0    $ 260.8    $4,443.7
                                        ======   =====   ========     =======    =======    ========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows
                             (Amounts in millions)

                                                                             Years ended December 31,
                                                                         -------------------------------
                                                                            2006       2005       2004
                                                                         ---------  ---------  ---------
Cash flows from operating activities:
   Net income........................................................... $   359.6  $   270.6  $   607.2
   Adjustments to reconcile net income to net cash from operating activities:
       Net investments (gains) losses...................................      (3.1)       9.7       (7.6)
       Charges assessed to policyholders................................    (295.2)    (303.5)    (280.1)
       Purchases of trading securities..................................     (49.3)     (15.0)        --
       Amortization of fixed maturity discounts and premiums............       0.3       14.7       22.5
       Acquisition costs deferred.......................................    (461.2)    (381.9)    (335.7)
       Amortization of deferred acquisition costs and intangibles.......      84.1      177.4      212.2
       Deferred income taxes............................................     236.0      393.5     (215.5)
       Change in certain assets and liabilities:
          Accrued investment income and other assets....................      32.5       (6.6)     142.0
          Insurance reserves............................................     718.0      674.1    1,006.1
          Other liabilities and policy-related balances.................       2.4     (363.3)      89.9
                                                                         ---------  ---------  ---------
       Net cash from operating activities...............................     624.1      469.7    1,241.0
                                                                         ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from sales of investment securities and other invested
     assets.............................................................   1,608.1    2,595.4      942.3
   Proceeds from maturities of investment securities and other invested
     assets.............................................................   1,970.4    1,536.3    2,199.5
   Principal collected on commercial mortgage loans.....................     228.0      483.3      455.8
   Purchases of investment securities and other invested assets.........  (6,187.2)  (3,675.8)  (3,569.9)
   Commercial mortgage loan originations................................    (461.4)    (611.8)    (497.6)
   Policy loans, net....................................................     (15.2)      (4.3)     (16.9)
   Short-term investment activity, net..................................     (12.0)      15.0      134.4
                                                                         ---------  ---------  ---------
       Net cash from investing activities...............................  (2,869.3)     338.1     (352.4)
                                                                         ---------  ---------  ---------
Cash flows from financing activities:
   Proceeds from issuance of investment contracts.......................   5,237.1    2,394.8    2,036.5
   Redemption and benefit payments on investment contracts..............  (4,047.0)  (3,502.1)  (2,802.6)
   Proceeds from secured borrowings from affiliate......................        --       30.1         --
   Proceeds from short-term borrowings and other, net...................     423.0      965.5      715.4
   Payments on short-term borrowings....................................    (394.4)    (997.9)    (712.8)
   Proceeds from issuance of non-recourse funding obligations...........   1,365.0      500.0      300.0
   Redemption of surplus notes..........................................        --         --      (21.8)
   Redemption of preferred stock........................................     (10.0)        --      (36.8)
   Dividends paid stockholders..........................................    (459.7)    (125.6)     (93.3)
                                                                         ---------  ---------  ---------
       Net cash from financing activities...............................   2,114.0     (735.2)    (615.4)
                                                                         ---------  ---------  ---------
       Net change in cash and cash equivalents..........................    (131.2)      72.6      273.2
   Cash and cash equivalents at beginning of year.......................     555.0      482.4      209.2
                                                                         ---------  ---------  ---------
   Cash and cash equivalents at end of year............................. $   423.8  $   555.0  $   482.4
                                                                         =========  =========  =========

                See Notes to Consolidated Financial Statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2006, 2005 and 2004


(1) Summary of Significant Accounting Policies

   (a) Principles of Consolidation

   Genworth Life and Annuity Insurance Company (the "Company," "GLAIC," "we," "us," or "our" unless the context otherwise requires) is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became an direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Our preferred shares are owned by an affiliate, Brookfield Life Assurance Company Limited.

   On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into GLAIC. GLAIC is the surviving entity. FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia ("Bureau of Insurance"). The accompanying consolidated financial statements have been represented as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control as the Company, FHL and FCL are all wholly-owned subsidiaries of Genworth.

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity. For these consolidated financial statements, AML was included for all periods presented as the mergers of FHL and FCL were accounted for as a pooling of interests for entities under common control.

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and our subsidiaries which include Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, AML, Jamestown Life Insurance Company ("Jamestown"), River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II"), River Lake Insurance Company III ("River Lake III"), River Lake Insurance Company IV ("River Lake IV"), and Rivermont Life Insurance Company I ("Rivermont I"). All significant intercompany accounts and transactions have been eliminated in consolidation.

   (b) Basis of Presentation

   These consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

   (c) Products

   Our product offerings are divided along two major segments of consumer needs: (i) Protection and (ii) Retirement Income and Institutional, formerly known as Retirement Income and Investments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Protection products are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are term life insurance, universal life insurance, interest-sensitive whole life and Medicare supplement insurance.

   Retirement Income and Institutional contracts include deferred annuities for the retirement plan market (variable and fixed) and variable life insurance products that are investment vehicles and insurance contracts intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Our guaranteed investment contracts ("GICs"), funding agreements and funding agreements backing notes ("FABNs") are investment contracts sold to institutional buyers. In 2006, we decided to discontinue the sale of structured settlement annuities. We do not expect this to have a material impact on the consolidated financial statements as the majority of our structured settlement business was reinsured to Union Fidelity Life Insurance Company ("UFLIC"), a former affiliate, in 2004.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and specialized brokers) and dedicated sales specialists (affiliated networks of both accountants and personal financial advisors).

   (d) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life products are not reported as revenues but rather as deposits and are included in liabilities for future annuity and contract benefits.

   (e) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Investment gains and losses are calculated on the basis of specific identification.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than AA or that are U.S. Agency backed) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return. As of December 31, 2006, all our mortgage-backed and asset-backed securities that have had subsequent revisions in yield, cash flow or prepayment assumptions were accounted for under the retrospective method.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   (f) Policy Fees and Other Income

   Policy fees and other income consist primarily of insurance charges assessed on universal life contracts, fees assessed against policyholder account values and surrender fee income. Charges to policyholder accounts for universal life cost of insurance is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (g) Investment Securities

   We have designated our investment securities as either available-for-sale or trading and report them in our Consolidated Balance Sheets at fair value. We determine the appropriate classification of investment securities at the time of purchase. We amortize any bond premium or discount on an effective yield basis over the term of the bond. We obtain values for actively traded securities from external pricing services. For infrequently traded securities, we obtain quotes from brokers, or we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income. Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our Consolidated Balance Sheets.

   We regularly review investment securities for impairment in accordance with our impairment policy, which includes both quantitative and qualitative criteria. Quantitative criteria include length of time and amount that each security position is in an unrealized loss position, and for fixed maturities, whether the issuer is in compliance with terms and covenants of the security. Qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Securities that in our judgment are considered to be other-than-temporarily impaired are recognized as a charge to net investment gains (losses) in the period in which such determination is made.

   (h) Securities Lending Activity

   We engage in securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio, which required the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and therefore, continue to report such securities as fixed maturities in the Consolidated Balance Sheets.

   Cash and non-cash collateral, such as a security, received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $84.9 million and $367.3 million at December 31, 2006 and 2005, respectively. As of December 31, 2006, we had no non-cash collateral. As of December 31, 2005, we had $6.9 million of non-cash collateral.

   (i) Commercial Mortgage Loans

   Commercial mortgage loans are stated at principal amounts outstanding, net of deferred expenses and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

principal amount outstanding. Loan origination fees and direct costs as well as premiums and discounts are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are generally deferred and amortized on an effective yield basis over the term of the loan. Impaired loans are generally carried on a non-accrual status. Loans are ordinarily placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due.

   The allowance for loan losses is maintained at a level that management determines is adequate to absorb estimated probable incurred losses in the loan portfolio. Management's evaluation process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience, adjusted for current events, trends and economic conditions. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements.

   All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible. Additions and reductions are made to the allowance through periodic provisions or benefits to net investment gains (losses).

   (j) Other Invested Assets

   Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets and is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

   (k) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (l) Deferred Acquisition Costs

   Acquisition costs include costs, which vary with and are primarily related to the acquisition of insurance and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions, solicitation and printing costs, sales material and some support costs, such as underwriting and contract and policy issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and investment and universal life products is based on estimated gross profits. Estimated gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions based on experience studies.

   Short-Duration Contracts. Acquisition costs consist primarily of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. For the years ended December 31, 2006, 2005 and 2004, there were no significant charges to income recorded as a result our DAC recoverability testing.

   (m) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2006, 2005 and 2004, there were no significant charges to income recorded as a result our PVFP recoverability testing.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized, above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed 5 years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment at least annually based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment and written down to fair value as required.

   (n) Goodwill

   Goodwill is not amortized but is tested for impairment at least annually using a fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds its fair value. We use discounted cash flows to establish fair values. Based on the results of our testing, we recorded a goodwill impairment charge of $57.5 million and $59.8 million in 2005 and 2004, respectively. There was no goodwill impairment charge recorded in 2006.

   (o) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance assumed contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (p) Derivatives

   Derivative financial instruments are used to manage risk through one of four principal risk management strategies including (i) liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities, and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability, or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of a derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is probable that the forecasted transaction will not occur.

   We designate and account for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and (iii) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of other comprehensive income (loss). The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   We designate and account for the following as fair value hedges when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) various types of interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in other comprehensive income (loss) are reclassified into income when income is impacted by the variability of the cash flow of the hedged item. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the Consolidated Balance Sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the Consolidated Balance Sheets at its fair value, and gains and losses that were accumulated in other comprehensive income (loss) are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income (loss) and is recognized when the transaction affects income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the Consolidated Balance Sheets, with changes in its fair value recognized in the current period as income.

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the Consolidated Balance Sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in the current period in income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the Consolidated Balance Sheets at fair value, with changes in fair value recognized in the current period in income.

   (q) Separate Accounts

   The separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the variable annuity contractholders and variable life policyholders. We assess mortality risk fees and administration charges on the variable mutual fund portfolios. The separate account assets are carried at fair value and are at least equal to the liabilities that represent the policyholders' equity in those assets.

   (r) Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

account value. The liability for life insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate.

   (s) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (t) Income Taxes

   We account for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. The deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

   For the period beginning January 1, 2004, and ending on the date of the transfer of our outstanding capital stock to Genworth, we were included in the consolidated federal income tax return of GE. During this period, we were subject to a tax-sharing arrangement that allocated tax on a separate company basis, but provided benefit for current utilization of losses and credits. Intercompany balances were settled at least annually.

   Subsequent to the transfer of our outstanding capital stock to Genworth, we filed a consolidated life insurance federal income tax return with our parent, GLIC, and its other life insurance affiliates. We are subject to a separate tax-sharing agreement, as approved by state insurance regulators, which allocates taxes on a separate company basis but provides benefit for current utilization of losses and credits. Intercompany balances are settled at least annually.

   We are party to an assumption agreement with our indirect parent company, GNA Corporation ("GNA"), whereby GNA assumes responsibility for any tax contingencies (that will not give rise to future reversals) on our behalf. These contingencies are reflected as an expense of the Company when incurred and are included in current tax expense. The Company recognizes the corresponding amount as a change in additional paid-in capital since the liability for the contingency is assumed by GNA.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   (u) Accounting Changes

   As of January 1, 2006, we adopted SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS No. 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. Adoption of SFAS No. 155 did not have a material impact on our consolidated financial statements.

   On January 1, 2004, we adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 provides guidance on separate account presentation and valuation, accounting for sales inducements to contractholders and classification and valuation of long-duration contract liabilities. The cumulative effect of change in accounting principle related to adopting SOP 03-1 was a $0.1 million reduction in income, net of taxes, for the change in reserves, less additional amortization of deferred acquisition costs, on variable annuity contracts with guaranteed minimum death benefits and on universal life contracts with secondary guarantees.

   (v) Accounting Pronouncements Not Yet Adopted

   In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This statement provides guidance on accounting for deferred acquisition costs and other balances on an internal replacement, defined broadly as a modification in product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to an existing contract, or by the election of a benefit, feature, right, or coverage within an existing contract. SOP 05-1 is effective for internal replacements beginning January 1, 2007. We do not expect the adoption of this standard to have a material impact on our consolidated results of operations and financial position.

   In July 2006, FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes, was issued. This guidance clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. This guidance is effective for fiscal years beginning January 1, 2007. We do not expect the adoption of this interpretation to have a material impact on our consolidated results of operations and financial position.

   In September 2006, FASB issued SFAS No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for us on January 1, 2008. The adoption of SFAS No. 157 is not expected to have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   In February 2007, FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This statement provides an option to report selected financial assets and liabilities, including insurance contracts, at fair value. SFAS No. 159 will be effective for us on January 1, 2008. We have not decided whether or not we will elect the fair value option for any financial assets or liabilities and therefore do not know the impact, if any, SFAS No. 159 will have on our consolidated financial statements.

(2) Investments


   (a) Net Investment Income

   For the years ended December 31, the sources of our investment income were as follows:

(Amounts in millions)                                  2006      2005     2004
---------------------                                --------  --------  ------
Fixed maturities--taxable........................... $  864.9  $  798.9  $784.3
Fixed maturities--non-taxable.......................       --       0.1     0.1
Commercial mortgage loans...........................    184.0     172.1   160.4
Equity securities...................................      0.8       1.5     1.7
Other investments...................................     58.7      35.2     7.7
Policy loans........................................     30.1      29.4    26.0
                                                     --------  --------  ------
   Gross investment income before expenses and fees.  1,138.5   1,037.2   980.2
Expenses and fees...................................    (21.6)    (18.6)  (16.1)
                                                     --------  --------  ------
   Net investment income............................ $1,116.9  $1,018.6  $964.1
                                                     ========  ========  ======

   (b) Net Investment Gains (Losses)

   For the years ended December 31, net investment gains (losses) were as follows:

  (Amounts in millions)                                2006    2005    2004
  ---------------------                               ------  ------  ------
  Available-for-sale securities:
     Realized gains on sale.......................... $ 24.7  $ 33.7  $ 30.1
     Realized losses on sale.........................  (25.7)  (15.5)  (16.0)
  Impairments........................................   (0.5)  (27.9)   (6.5)
  Net unrealized gains (losses) on trading securities   (1.1)     --      --
  Derivative instruments.............................    5.7      --      --
                                                      ------  ------  ------
  Net investments gains (losses)..................... $  3.1  $ (9.7) $  7.6
                                                      ======  ======  ======

   Derivative instruments primarily consist of changes in fair value on the non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments. Effective April 1, 2006, we began classifying changes in fair value of these derivative items as net investment gains (losses). These items were previously included as a component of net investment income, interest credited and benefits and other changes in policy reserves. The amount of these derivative items in prior periods that were included in the aforementioned categories was not material.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   (c) Unrealized Gains and Losses

   Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and DAC that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) as of December 31, are summarized as follows:

(Amounts in millions)                                                               2006    2005     2004
---------------------                                                              ------  ------  -------
Net unrealized gains (losses) on investment securities:
   Fixed maturities............................................................... $ 69.0  $182.2  $ 406.8
   Equity securities..............................................................    1.2     6.1      6.7
   Restricted other invested assets...............................................   (6.8)   (3.5)      --
                                                                                   ------  ------  -------
       Subtotal...................................................................   63.4   184.8    413.5
                                                                                   ------  ------  -------
Adjustments to the present value of future profits and deferred acquisitions costs  (30.2)  (55.7)  (104.4)
Deferred income taxes, net........................................................  (11.5)  (45.0)  (108.2)
                                                                                   ------  ------  -------
       Net unrealized gains (losses) on investment securities..................... $ 21.7  $ 84.1  $ 200.9
                                                                                   ======  ======  =======

   The change in the net unrealized gains (losses) on investment securities reported in accumulated other comprehensive income (loss) for the years ended December 31, is as follows:

(Amounts in millions)                                                                 2006     2005     2004
---------------------                                                               -------  -------  -------
Net unrealized gains (losses) on investment securities as of January 1............. $  84.1  $ 200.9  $ 616.7
                                                                                    -------  -------  -------
Unrealized gains (losses) on investment arising during the period:
   Unrealized gains (losses) on investment securities..............................  (122.5)  (235.0)    16.5
   Adjustment to deferred acquisition costs........................................     4.7      6.1     15.3
   Adjustment to present value of future profits...................................    20.8     42.6     (7.4)
   Provision for deferred income taxes.............................................    33.5     63.2    (10.8)
                                                                                    -------  -------  -------
       Changes in unrealized gains (losses) on investment securities...............   (63.5)  (123.1)    13.6
Unrealized gains associated with securities transferred in connection with
  reinsurance transactions with UFLIC, net of deferred taxes--see note 5...........      --       --   (424.5)
Reclassification adjustments to net investment (gains) losses net of deferred taxes
  of $(0.5), $(3.4) and $2.7.......................................................     1.1      6.3     (4.9)
                                                                                    -------  -------  -------
Net unrealized gains (losses) on investment securities as of December 31........... $  21.7  $  84.1  $ 200.9
                                                                                    =======  =======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   (d) Fixed Maturities and Equity Securities

   As of December 31, 2006, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our fixed maturities and equity securities classified as available-for-sale were as follows:

                                                                           Gross      Gross
                                                             Amortized   unrealized unrealized Estimated
(Amounts in millions)                                       cost or cost   gains      losses   fair value
---------------------                                       ------------ ---------- ---------- ----------
Fixed maturities:
U.S. government, agencies and government sponsored entities  $   205.0     $ 13.3    $  (0.3)  $   218.0
Non-U.S. government........................................      276.3       31.4       (0.1)      307.6
U.S. corporate.............................................    7,127.5      138.3      (91.3)    7,174.5
Non-U.S. corporate.........................................    1,678.3       17.9      (25.3)    1,670.9
Mortgage and asset-backed..................................    6,606.6       26.6      (41.5)    6,591.7
                                                             ---------     ------    -------   ---------
   Total fixed maturities..................................   15,893.7      227.5     (158.5)   15,962.7
Equity securities..........................................       34.6        1.6       (0.4)       35.8
                                                             ---------     ------    -------   ---------
Total available-for-sale securities........................  $15,928.3     $229.1    $(158.9)  $15,998.5
                                                             =========     ======    =======   =========

   As of December 31, 2005, the amortized cost or cost, gross unrealized gains (losses) and estimated fair value of our fixed maturities and equity securities classified as available-for-sale were as follows:

                                                                           Gross      Gross
                                                             Amortized   unrealized unrealized Estimated
(Amounts in millions)                                       cost or cost   gains      losses   fair value
---------------------                                       ------------ ---------- ---------- ----------
Fixed maturities:
U.S. government, agencies and government sponsored entities  $   242.8     $ 16.1    $  (0.7)  $   258.2
Non-U.S. government........................................      241.2       20.8       (0.5)      261.5
U.S. corporate.............................................    7,097.7      222.9      (60.8)    7,259.8
Non-U.S. corporate.........................................    1,276.3       29.7      (17.2)    1,288.8
Mortgage and asset-backed..................................    4,526.3       21.4      (49.5)    4,498.2
                                                             ---------     ------    -------   ---------
   Total fixed maturities..................................   13,384.3      310.9     (128.7)   13,566.5
Equity securities..........................................       23.0        6.8       (0.7)       29.1
                                                             ---------     ------    -------   ---------
Total available-for-sale securities........................  $13,407.3     $317.7    $(129.4)  $13,595.6
                                                             =========     ======    =======   =========

   For fixed maturity securities, we recognize an impairment charge to income in the period in which we determine that we do not expect to either collect or recover principal and interest in accordance with the contractual terms of the instruments or based on underlying collateral values and considering events such as payment default, bankruptcy or disclosure of fraud. For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure impairment charges based on the difference between the book value of the security and its fair value.

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following table presents the gross unrealized losses and estimated fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2006:

                                            Less Than 12 Months               12 Months or More
                                      -------------------------------- --------------------------------
                                                   Gross                            Gross
                                      Estimated  unrealized    # of    Estimated  unrealized    # of
(Dollar amounts in millions)          fair value   losses   securities fair value   losses   securities
----------------------------          ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturities:
   U.S. government, agencies and
     government sponsored entites....  $   14.0    $ (0.2)       4      $    5.6   $  (0.1)       5
   Government--non U.S...............        --        --       --           5.5      (0.1)       6
   U.S. corporate....................   1,554.1     (24.3)     265       1,835.4     (67.0)     413
   Corporate--non U.S................     335.9      (4.8)      70         521.3     (20.5)     102
   Asset backed......................     558.3      (1.3)      98         714.4     (13.4)      73
   Mortgage backed...................     536.9      (2.6)     107         821.7     (24.2)     203
                                       --------    ------      ---      --------   -------      ---
     Subtotal........................   2,999.2     (33.2)     544       3,903.9    (125.3)     802
   Equity securities.................        --        --       --           1.9      (0.4)       9
                                       --------    ------      ---      --------   -------      ---
Total temporarily impaired securities  $2,999.2    $(33.2)     544      $3,905.8   $(125.7)     811
                                       ========    ======      ===      ========   =======      ===
% Below cost--fixed maturities:
   (less than)20% Below cost.........  $2,999.2    $(33.2)     544      $3,902.2   $(124.6)     800
   20-50% Below cost.................        --        --       --           1.7      (0.7)       2
   (greater than)50% Below cost......        --        --       --            --        --       --
                                       --------    ------      ---      --------   -------      ---
Total fixed maturities...............   2,999.2     (33.2)     544       3,903.9    (125.3)     802
                                       --------    ------      ---      --------   -------      ---
% Below cost--equity maturities:
   (less than)20% Below cost.........        --        --       --           1.9      (0.2)       8
   20-50% Below cost.................        --        --       --            --        --       --
   (greater than)50% Below cost......        --        --       --            --      (0.2)       1
                                       --------    ------      ---      --------   -------      ---
Total equity maturities..............        --        --       --           1.9      (0.4)       9
                                       --------    ------      ---      --------   -------      ---
Total temporarily impaired securities  $2,999.2    $(33.2)     544      $3,905.8   $(125.7)     811
                                       ========    ======      ===      ========   =======      ===
Investment grade.....................  $2,880.4    $(30.5)     505      $3,755.9   $(117.6)     749
Below investment grade...............     118.8      (2.7)      39         148.7      (7.9)      54
Not Rated............................        --        --       --           1.2      (0.2)       8
                                       --------    ------      ---      --------   -------      ---
Total temporarily impaired securities  $2,999.2    $(33.2)     544      $3,905.8   $(125.7)     811
                                       ========    ======      ===      ========   =======      ===

   The investment securities in an unrealized loss position as of December 31, 2006 consisted of 1,355 securities accounting for unrealized losses of $158.9 million. Of these unrealized losses, 93.2% were investment grade (rated AAA through BBB-) and 99.4% were less than 20% below cost. The amount of the unrealized loss on these securities was primarily attributable to increases in interest rates and changes in credit spreads.

   For the fixed maturity securities in an unrealized loss position as of December 31, 2006, two securities are below cost 20% or more and below investment grade (rated BB+ and below) for twelve months or more with

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

$0.7 million unrealized loss. For equity securities in an unrealized loss position as of December 31, 2006, one security is below cost 20% or more and below investment grade (rated BB+ and below) for twelve months or more with $0.2 million of unrealized loss.

   Because management expects these investments to continue to perform as to contractual obligations and we have the ability and intent to hold these investment securities until the recovery of the fair value up to the cost of the investments, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   The following table presents the gross unrealized losses and estimated fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2005:

                                            Less Than 12 Months               12 Months or More
                                      -------------------------------- --------------------------------
                                                   Gross                            Gross
                                      Estimated  unrealized    # of    Estimated  unrealized    # of
(Dollar amounts in millions)          fair value   losses   securities fair value   losses   securities
----------------------------          ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturities:
   U.S. government, agencies and
     government sponsored entities...  $   61.5    $ (0.4)      16      $   13.8    $ (0.3)       3
   Government--non U.S...............      29.7      (0.4)      26           3.4      (0.1)       4
   U.S. corporate....................   1,935.0     (42.3)     428         477.8     (18.5)     115
   Corporate--non U.S................     404.6      (9.8)      98         180.7      (7.4)      25
   Asset backed......................   1,218.9     (11.9)     128         120.1      (1.6)      27
   Mortgage backed...................   1,396.3     (27.1)     250         309.2      (8.9)      95
                                       --------    ------      ---      --------    ------      ---
     Subtotal........................   5,046.0     (91.9)     946       1,105.0     (36.8)     269
   Equity securities.................        --        --       --           2.0      (0.7)      14
                                       --------    ------      ---      --------    ------      ---
Total temporarily impaired securities  $5,046.0    $(91.9)     946      $1,107.0    $(37.5)     283
                                       ========    ======      ===      ========    ======      ===
% Below cost--fixed maturities:
   (less than)20% Below cost.........  $5,034.3    $(87.8)     942      $1,095.5    $(32.0)     260
   20-50% Below cost.................      11.7      (4.1)       4           9.5      (4.8)       9
   (greater than)50% Below cost......        --        --       --            --        --       --
                                       --------    ------      ---      --------    ------      ---
Total fixed maturities...............   5,046.0     (91.9)     946       1,105.0     (36.8)     269
                                       --------    ------      ---      --------    ------      ---
% Below cost--equity maturities:
   (less than)20% Below cost.........        --        --       --           1.4      (0.3)       5
   20-50% Below cost.................        --        --       --           0.6      (0.2)       7
   (greater than)50% Below cost......        --        --       --            --      (0.2)       2
                                       --------    ------      ---      --------    ------      ---
Total equity maturities..............        --        --       --           2.0      (0.7)      14
                                       --------    ------      ---      --------    ------      ---
Total temporarily impaired securities  $5,046.0    $(91.9)     946      $1,107.0    $(37.5)     283
                                       ========    ======      ===      ========    ======      ===
Investment grade.....................  $4,831.7    $(82.6)     865      $1,055.2    $(30.3)     234
Below investment grade...............     214.3      (9.3)      81          50.4      (6.6)      37
Not Rated............................        --        --       --           1.4      (0.6)      12
                                       --------    ------      ---      --------    ------      ---
Total temporarily impaired securities  $5,046.0    $(91.9)     946      $1,107.0    $(37.5)     283
                                       ========    ======      ===      ========    ======      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The scheduled maturity distribution of fixed maturities as of December 31, 2006 follows. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized cost Estimated
        (Amounts in millions)                     or cost     fair value
        ---------------------                  -------------- ----------
        Due in one year or less...............   $   450.9    $   450.9
        Due after one year through five years.     2,307.0      2,338.8
        Due after five years through ten years     2,823.4      2,826.2
        Due after ten years...................     3,705.8      3,755.1
                                                 ---------    ---------
           Subtotal...........................     9,287.1      9,371.0
        Mortgage and asset-backed.............     6,606.6      6,591.7
                                                 ---------    ---------
           Total fixed maturities.............   $15,893.7    $15,962.7
                                                 =========    =========

   As of December 31, 2006, $1,562.9 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2006, securities issued by finance and insurance, utilities and energy, consumer--non cyclical and consumer--cyclical industry groups represented approximately 32.1%, 19.5%, 11.4% and 10.2% of our domestic and foreign corporate fixed maturities portfolio, respectively. No other industry group comprises more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the U.S. and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2006, we did not hold any fixed maturities which individually exceeded 10% of stockholders' equity.

   As of December 31, 2006 and 2005, $18.0 million and $17.5 million, respectively, of securities are on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multifamily residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   We diversify our commercial mortgage loans by both property type and geographic region. The following table sets forth the distribution across property type and geographic region for commercial mortgage loans as of the dates indicated:

                                                                        December 31,
                                                     --------------------------------------------------
                                                               2006                      2005
                                                     ------------------------  ------------------------
(Amounts in millions)                                Carrying value % of total Carrying value % of total
---------------------                                -------------- ---------- -------------- ----------
Property Type
Office..............................................    $  802.3       27.4%      $  798.3       29.7%
Industrial..........................................       854.7       29.3          887.4       33.0
Retail..............................................       707.5       24.2          674.5       25.1
Apartments..........................................       271.0        9.3          268.6       10.0
Hotel...............................................       174.4        6.0           20.2        0.7
Mixed use/other.....................................       111.4        3.8           39.0        1.5
                                                        --------      -----       --------      -----
   Total principal balance..........................     2,921.3      100.0%       2,688.0      100.0%
                                                                      =====                     =====
   Unamortized balance of loan origination fees and
     costs..........................................         1.1                       3.2
   Allowance for losses.............................        (5.3)                    (11.0)
                                                        --------                  --------
   Total............................................    $2,917.1                  $2,680.2
                                                        ========                  ========

                                                                        December 31,
                                                     --------------------------------------------------
                                                               2006                      2005
                                                     ------------------------  ------------------------
(Amounts in millions)                                Carrying value % of total Carrying value % of total
---------------------                                -------------- ---------- -------------- ----------
Geographic Region
Pacific.............................................    $  804.7       27.6%      $  780.5       29.0%
South Atlantic......................................       722.7       24.7          630.6       23.5
Middle Atlantic.....................................       344.1       11.8          355.7       13.2
East North Central..................................       351.5       12.0          338.8       12.6
Mountain............................................       278.6        9.5          181.6        6.8
West South Central..................................        96.2        3.3           87.7        3.3
West North Central..................................       167.1        5.7          145.4        5.4
East South Central..................................       100.9        3.5          110.6        4.1
New England.........................................        55.5        1.9           57.1        2.1
                                                        --------      -----       --------      -----
   Total principal balance..........................     2,921.3      100.0%       2,688.0      100.0%
                                                                      =====                     =====
   Unamortized balance of loan origination fees and
     costs..........................................         1.1                       3.2
   Allowance for losses.............................        (5.3)                    (11.0)
                                                        --------                  --------
   Total............................................    $2,917.1                  $2,680.2
                                                        ========                  ========

   For the years ended December 31, 2006 and 2005, respectively, we originated $120.4 million and $97.8 million of mortgages secured by real estate in California, which represents 18.6% and 16.1% of our total originations for those years.

   "Impaired" loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Under these principles, we have two types of "impaired" loans: loans requiring specific allowances for losses (none as of December 31, 2006 and 2005) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($0.8 million as of December 31, 2006 and 2005). Non-income producing commercial mortgage loans were $0.8 million as of December 31, 2006 and 2005.

   The following table presents the activity in the allowance for losses during the years ended December 31:

            (Amounts in millions)               2006   2005   2004
            ---------------------              -----  -----  -----
            Balance as of January 1........... $11.0  $15.9  $15.8
            Provision.........................  (5.7)  (2.3)   2.5
            Amounts written off and reductions    --   (2.6)  (2.4)
                                               -----  -----  -----
            Balance as of December 31......... $ 5.3  $11.0  $15.9
                                               =====  =====  =====

   During 2005, we refined our process for estimating credit losses in our commercial mortgage loan portfolio. As a result of this adjustment, we released $4.6 million of commercial mortgage loan reserves to net investment income in the fourth quarter of 2005.

   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of the dates indicated:

                                                    December 31,
                                 --------------------------------------------------
                                           2006                      2005
                                 ------------------------  ------------------------
(Amounts in millions)            Carrying value % of total Carrying value % of total
---------------------            -------------- ---------- -------------- ----------
Restricted other invested assets     $429.8        58.1%       $483.6        49.3%
Securities lending..............       84.9        11.5         374.2        38.1
Limited partnerships............      103.0        13.9          98.7        10.1
Trading securities..............       62.3         8.4          15.0         1.5
Derivatives.....................       45.3         6.1           6.5         0.7
Short-term investments..........       12.0         1.6            --          --
Other investments...............        2.9         0.4           2.9         0.3
                                     ------       -----        ------       -----
Total...........................     $740.2       100.0%       $980.9       100.0%
                                     ======       =====        ======       =====

   Restricted other invested assets

   On August 19, 2005, we transferred approximately $499.0 million of investment securities to an affiliated special purpose entity ("SPE"), whose sole purpose is to securitize these investment securities and issue secured notes (the "Secured Notes") to various affiliated companies. The securitized investments are owned in their entirety by the SPE and are not available to satisfy the claims of our creditors. However, we are entitled to principal and interest payments made on the Secured Notes we hold. Under U.S. GAAP, the transaction is accounted for as a secured borrowing. Accordingly, the Secured Notes are included within our consolidated financial statements as available-for-sale fixed maturities and the liability equal to the proceeds received upon transfer has been included in other liabilities. Additionally, the investment securities transferred are included in other invested assets and are shown as restricted assets.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   As of December 31, 2006, the amortized cost or cost, gross unrealized gains (losses), and estimated fair value of our restricted other invested assets are as follows:

                                       Amortized   Gross      Gross
                                         cost    unrealized unrealized Estimated
(Amounts in millions)                   or cost    gains      losses   fair value
---------------------                  --------- ---------- ---------- ----------
Fixed maturities:
Foreign other.........................  $395.5      $1.8      $(8.5)     $388.8
U.S. corporate........................    41.1       0.4       (0.5)       41.0
                                        ------      ----      -----      ------
Total restricted other invested assets  $436.6      $2.2      $(9.0)     $429.8
                                        ======      ====      =====      ======

   As of December 31, 2005, the amortized cost or cost, gross unrealized gains (losses), and estimated fair value of our restricted other invested assets are as follows:

                                       Amortized   Gross      Gross
                                         cost    unrealized unrealized Estimated
(Amounts in millions)                   or cost    gains      losses   fair value
---------------------                  --------- ---------- ---------- ----------
Fixed maturities:
Foreign other.........................  $445.9      $3.6      $(6.8)     $442.7
U.S. corporate........................    41.2       0.4       (0.7)       40.9
                                        ------      ----      -----      ------
Total restricted other invested assets  $487.1      $4.0      $(7.5)     $483.6
                                        ======      ====      =====      ======

   The scheduled maturity distribution of the restricted other invested assets as of December 31, 2006 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized
                                                     cost    Estimated
        (Amounts in millions)                       or cost  fair value
        ---------------------                      --------- ----------
        Due in one year or less...................  $  9.0     $  8.9
        Due after one year through five years.....   124.1      121.6
        Due after five years through ten years....   256.9      252.3
        Due after ten years.......................    46.6       47.0
                                                    ------     ------
           Total restricted other invested assets.  $436.6     $429.8
                                                    ======     ======

   As of December 31, 2006, $77.7 million of our restricted other invested assets were subject to certain call provisions.

   As of December 31, 2006, we did not hold any restricted other invested assets, which individually exceeded 10% of stockholders' equity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(3) Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended December 31, was as follows:

(Amounts in millions)                                              2006      2005      2004
---------------------                                            --------  --------  --------
Unamortized balance as of January 1............................. $2,162.4  $1,833.8  $2,357.2
Cost deferred...................................................    461.2     381.9     335.7
Amortization, net of interest accretion.........................    (21.7)    (53.3)    (77.5)
Transfers due to reinsurance transactions with UFLIC- see note 5       --        --    (781.6)
Adjustment......................................................     66.2        --        --
                                                                 --------  --------  --------
Unamortized balance as of December 31...........................  2,668.1   2,162.4   1,833.8
Cumulative effect of net unrealized investment gains (losses)...     (8.1)    (12.8)    (18.9)
                                                                 --------  --------  --------
Balance as of December 31....................................... $2,660.0  $2,149.6  $1,814.9
                                                                 ========  ========  ========

   The adjustment is the result of a reclassification from future annuity and contract benefits.

(4) Intangible Assets and Goodwill

   As of December 31, 2006 and 2005, the gross carrying amount and accumulated amortization of intangibles, net of interest accretion, subject to amortization were as follows:

                                                      2006                  2005
                                              --------------------  --------------------
                                               Gross                 Gross
                                              carrying Accumulated  carrying Accumulated
(Amounts in millions)                          amount  amortization  amount  amortization
---------------------                         -------- ------------ -------- ------------
Present value of future profits ("PVFP").....  $700.7    $(210.2)    $679.9    $(154.4)
Capitalized software.........................    94.7      (74.2)      97.3      (68.7)
Deferred sales inducements to contractholders    11.5       (1.8)       8.7       (0.8)
All other....................................     2.5       (2.5)       2.5       (1.4)
                                               ------    -------     ------    -------
Total........................................  $809.4    $(288.7)    $788.4    $(225.3)
                                               ======    =======     ======    =======

   Amortization expense related to intangible assets for the years ended December 31, 2006, 2005 and 2004 was $62.4 million, $66.6 million and $74.9 million, respectively. Amortization expense related to deferred sales inducements to contractholders of $1.0 million, $0.6 million and $0.2 million was included in benefits and other changes in policy reserves for the years ended December 31, 2006, 2005 and 2004, respectively.

   (a) Present Value of Future Profits

   The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following table presents the activity in PVFP for the years ended December 31:

(Amounts in millions)                                                 2006    2005     2004
---------------------                                                ------  ------  -------
Unamortized balance as of January 1................................. $568.4  $623.6  $ 878.1
Interest accreted at 5.8%, 5.8% and 5.9%, respectively..............   31.2    34.7     44.1
Amortization........................................................  (87.0)  (89.9)   (99.2)
Amounts transferred in connection with reinsurance transactions with
  UFLIC--see note 5.................................................     --      --   (199.4)
                                                                     ------  ------  -------
Unamortized balance as of December 31...............................  512.6   568.4    623.6
Accumulated effect of net unrealized investment gains (losses)......  (22.1)  (42.9)   (85.5)
                                                                     ------  ------  -------
Balance as of December 31........................................... $490.5  $525.5  $ 538.1
                                                                     ======  ======  =======

   The estimated percentage of the December 31, 2006 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

                    2007............................... 8.7%
                    2008............................... 7.6%
                    2009............................... 6.7%
                    2010............................... 5.6%
                    2011............................... 5.5%

   Amortization expenses for PVFP for future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of businesses. Similarly, future amortization expenses for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   (b) Goodwill

   Our goodwill balance for the Protection segment was $471.2 million as of December 31, 2006 and 2005. We do not have any remaining goodwill balance in our Retirement Income and Institutional segment as of December 31, 2006 and 2005. In 2005, we recognized an impairment of $57.5 million to amortization expense in our Protection segment. In 2005, we also recorded a $7.7 million pre-acquisition tax contingency release. The fair value of that reporting unit was estimated using the expected present value of future cash flows.

   In 2004, as a result of the reinsurance transactions with UFLIC, described in note 5, we were not able to transfer any goodwill, as the reinsurance transactions with UFLIC did not constitute the disposition of a business. However, as the reinsurance transactions with UFLIC represented a significant portion of our operations, we were required to test goodwill for impairment and recognized an impairment charge of $59.8 million to amortization expense in the Retirement Income and Institutional reporting unit for the year ended
December 31, 2004. The fair value of that reporting unit was estimated using the expected present value of future cash flows.

(5) Reinsurance

   We reinsure a portion of our policy risks to other companies in order to reduce our ultimate losses and to diversify our exposures. We also assume certain policy risks written by other companies. Reinsurance accounting is followed for assumed and ceded transactions when adequate risk transfer has occurred. Otherwise, the deposit method of accounting is followed.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Reinsurance contracts do not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than the relationship discussed below with UFLIC, we do not have significant concentrations of reinsurance with any one reinsurer that could have a material impact on our financial position.

   As of December 31, 2006, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy with an issue age up to and including 75 is $1.0 million. Beginning January 1, 2007, we increased the maximum amount to $5.0 million. The retention limit for issue ages over 75 is $0.1 million; however, we increased the maximum amount to $0.5 million beginning January 1, 2007.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity ("Retirement Answer") product. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. We had $6.5 billion and $6.9 billion in retained assets that are attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets as of December 31, 2006 and 2005, respectively. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Actual costs and expense allowance amounts are determined by expense studies conducted periodically.

   Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation ("GE Capital") agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital at not less than 150% of its company action level, as defined from time to time by the National Association of Insurance Commissioners ("NAIC").

   On April 15, 2004, Jamestown, our indirect wholly owned subsidiary, terminated a modified coinsurance retrocession agreement with GLIC, effective as of January 1, 2004, pursuant to which GLIC retroceded to Jamestown a block of long-term care business that GLIC assumed from The Travelers Insurance Company. This recapture resulted in $149.9 million increase in equity that was recorded in the Consolidated Statement of Changes in Stockholders' Equity as a component of the other transaction with stockholders.

   We also use reinsurance for guaranteed minimum death benefit ("GMDB") options on most of our variable annuity products. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than with UFLIC, at December 31, 2006, we had no significant concentrations of variable annuity net at risk reinsurance with any one reinsurer that could have a material impact on our results of operations. As of December 31, 2006, 26.1% of our reinsured life insurance net at risk exposure was ceded to one company.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Net life insurance in-force as of December 31 is summarized as follows:

  (Amounts in millions)                    2006         2005         2004
  ---------------------                -----------  -----------  -----------
  Direct life insurance in force...... $ 580,923.9  $ 544,147.9  $ 488,727.1
  Amounts assumed from other companies    51,281.5     35,334.0     45,954.6
  Amounts ceded to other companies....  (237,098.8)  (239,598.8)  (257,715.8)
                                       -----------  -----------  -----------
  Net in-force........................ $ 395,106.6  $ 339,883.1  $ 276,965.9
                                       ===========  ===========  ===========
  Percentage of amount assumed to net.        13.0%        10.4%        16.6%
                                       ===========  ===========  ===========

   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                               Written                       Earned
                                    ----------------------------  ----------------------------
(Amounts in millions)                 2006      2005      2004      2006      2005      2004
---------------------               --------  --------  --------  --------  --------  --------
Direct............................. $1,393.7  $1,404.4  $1,462.5  $1,394.7  $1,405.3  $1,463.1
Assumed............................    101.3      71.7     140.6     101.3      86.9     100.2
Ceded..............................   (398.0)   (393.8)   (478.6)   (363.7)   (379.8)   (411.2)
                                    --------  --------  --------  --------  --------  --------
Net premiums....................... $1,097.0  $1,082.3  $1,124.5  $1,132.3  $1,112.4  $1,152.1
                                    ========  ========  ========  ========  ========  ========
Percentage of amount assumed to net                                    8.9%      7.8%      8.7%
                                                                  ========  ========  ========

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $1,413.5 million, $1,048.2 million and $993.0 million for the years ended December 31, 2006, 2005 and 2004, respectively.

(6) Future Annuity and Contract Benefits

   Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums, based on mortality, morbidity and other assumptions, which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following table sets forth the major assumptions underlying our recorded liabilities for future annuity and contract benefits as of December 31:

                                            Mortality/
                                            morbidity  Interest rate
(Amounts in millions)                       assumption  assumption     2006      2005
---------------------                       ---------- ------------- --------- ---------
Investment contracts.......................   Account
                                              balance       N/A      $ 9,457.6 $ 8,866.9
Limited payment contracts..................     (a)     3.5% - 8.0%    7,960.3   7,878.2
Traditional life insurance contracts.......     (b)    6.45% - 7.40%   2,171.4   2,031.8
Universal life type contracts..............   Account
                                              balance       N/A        4,692.3   4,574.3
Accident and health........................     (c)    4.5% - 5.25%       90.0      91.8
                                                                     --------- ---------
Total future annuity and contracts benefits                          $24,371.6 $23,443.0
                                                                     ========= =========

--------
(a)Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, the 1980 Commissioner's Standard Ordinary Table, the 1980 Commissioner's Extended Term Table and Company experience.
(c)The 1958 Commissioner's Standard Ordinary Table, 1964 modified and 1987 Commissioner's Disability Tables and Company experience.

   Assumptions as to persistency are based on the Company's experience.

   Our variable annuity contracts provide a basic GMDB which provides a minimum account value to be paid on the annuitant's death. Our contractholders have the option to purchase through riders, at an additional charge, enhanced death benefits. Our separate account guarantees are predominately death benefits; we also have some guaranteed minimum withdrawal benefits.

   The total account value (excluding the block of business reinsured through the transaction with UFLIC discussed in note 5) of our variable annuities with death benefits, including both separate account and fixed account assets, was approximately $3,867.4 million and $1,929.4 million as of December 31, 2006 and 2005, respectively, with related guaranteed minimum death benefit exposure (or net amount at risk) of approximately $15.5 million and $8.2 million as of December 31, 2006 and 2005, respectively. The liability for our variable annuity contracts with guaranteed minimum death benefits net of reinsurance was $6.5 million and $2.3 million as of December 31, 2006 and 2005, respectively.

   The assets supporting the separate accounts of the variable contracts are primarily mutual fund equity securities and are reflected in our Consolidated Balance Sheets at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contactholders for mortality, administrative, and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves.

   Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Consolidated Statements of Income. There were no gains or losses on transfers of assets from the general account to the separate account.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(7) Liability for Policy and Contract Claims

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

(Amounts in millions)                                                        2006     2005     2004
---------------------                                                      -------  -------  -------
Balance as of January 1................................................... $ 322.1  $ 393.1  $ 327.2
Less reinsurance recoverables.............................................  (152.0)  (173.7)  (171.2)
                                                                           -------  -------  -------
   Net balance as of January 1............................................   170.1    219.4    156.0
                                                                           -------  -------  -------
Amounts transferred in connection with reinsurance transactions with UFLIC      --       --    (24.9)
Incurred related to insured events of:
   Current year...........................................................   487.1    447.3    636.3
   Prior years............................................................    (1.6)     3.8     (1.5)
                                                                           -------  -------  -------
       Total incurred.....................................................   485.5    451.1    634.8
                                                                           -------  -------  -------
Paid related to insured events of:
   Current year...........................................................  (397.0)  (364.5)  (440.9)
   Prior years............................................................   (98.7)  (135.9)  (105.6)
                                                                           -------  -------  -------
       Total paid.........................................................  (495.7)  (500.4)  (546.5)
                                                                           -------  -------  -------
   Net balance as of December 31..........................................   159.9    170.1    219.4
                                                                           -------  -------  -------
Add reinsurance recoverables..............................................   119.4    152.0    173.7
                                                                           -------  -------  -------
   Balance as of December 31.............................................. $ 279.3  $ 322.1  $ 393.1
                                                                           =======  =======  =======

   For each of the three years presented above, the change in prior years incurred liabilities primarily relates to favorable and unfavorable developments in claims incurred but not reported for our accident and health insurance business. In general, our insurance contracts are not subject to premiums experience adjustments as a result of prior year effects.

(8) Employee Benefit Plans

   We previously sponsored a defined benefit pension plan (the "Plan") subject to the provisions of the Employee Retirement Income Security Act of 1974 as amended ("ERISA"). The Plan's benefits were frozen as of September 27, 2005. There were no new participants since January 1, 1998. The Plan provides defined benefits based on years of service and final average compensation. We used a December 31 measurement date for the Plan. As of December 31, 2005, we recognized a net pension accrued liability of $6.6 million. For the years ended December 31, 2005 and 2004, we have recognized net periodic benefit costs of $2.0 million and $1.0 million, respectively. As of November 1, 2006, the sponsorship of the Plan was transferred to GNA, an affiliate. Costs associated with the Plan will continue to be allocated based on the existing affiliate cost-sharing agreements.

(9) Non-recourse Funding Obligations

   We have issued non-recourse funding obligations in connection with our capital management strategy related to our term and universal life insurance businesses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following table sets forth the non-recourse funding obligations (surplus notes) of the River Lake and Rivermont Life Insurance Companies, wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

          (Amounts in millions)
          ---------------------
          Issuance                                     2006     2005
          --------                                   -------- --------
          River Lake I (a), due 2033................ $  600.0 $  600.0
          River Lake I (b), due 2033................    200.0    200.0
          River Lake I (a), due 2033................    300.0       --
          River Lake II (a), due 2035...............    300.0    300.0
          River Lake II (b), due 2035...............    300.0    300.0
          River Lake III (b), due 2036..............    750.0       --
          Rivermont I (b), due 2050.................    315.0       --
                                                     -------- --------
             Total non-recourse funding obligations. $2,765.0 $1,400.0
                                                     ======== ========

--------
(a)Accrual of interest based on one-month LIBOR plus or minus margin
(b)Accrual of interest based on one-month LIBOR plus margin

   The floating rate notes have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. Genworth has provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), which we consider remote, Genworth may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers and the third-party insurer for certain limited costs related to the issuance of these obligations.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

   The weighted average interest rate on the non-recourse funding obligations as of December 31, 2006 and 2005 was 5.4% and 4.5%, respectively. Because the non-recourse funding obligations bear variable interest rates, carrying value approximates fair value as of December 31, 2006 and 2005.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(10) Income Taxes

   The total provision (benefit) for income taxes for the years ended December 31, consisted of the following components:

(Amounts in millions)                                   2006     2005     2004
---------------------                                  ------  -------  -------
Current federal income tax............................ $(55.1) $(229.3) $ (24.4)
Deferred federal income tax...........................  233.0    368.5   (204.8)
                                                       ------  -------  -------
   Total federal income tax...........................  177.9    139.2   (229.2)
                                                       ------  -------  -------
Current state income tax..............................    7.5    (16.3)    (0.1)
Deferred state income tax.............................    3.0     25.0    (10.7)
                                                       ------  -------  -------
   Total state income tax.............................   10.5      8.7    (10.8)
                                                       ------  -------  -------
       Total provision (benefit) for income taxes..... $188.4  $ 147.9  $(240.0)
                                                       ======  =======  =======

   The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, is as follows:

                                                        2006  2005    2004
                                                        ----  ----  ------
    Statutory U.S. federal income tax rate............. 35.0% 35.0%   35.0%
    State income tax, net of federal income tax benefit  1.2   1.4    (0.6)
    Non-deductible goodwill impairment.................   --   4.8     5.7
    Dividends-received deduction....................... (1.5) (2.3)   (1.8)
    Reinsurance transactions with UFLIC................   --    --  (104.6)
    Tax contingencies.................................. (0.6) (1.2)    0.7
    Other, net.........................................  0.3  (2.4)    0.3
                                                        ----  ----  ------
       Effective rate.................................. 34.4% 35.3%  (65.3)%
                                                        ====  ====  ======

   The components of the net deferred income tax liability as of December 31, are as follows:

       (Amounts in millions)                               2006    2005
       ---------------------                             -------- ------
       Assets:
          Investments................................... $   26.3 $  2.7
          Accrued expenses..............................     24.5   95.0
          Net operating loss carryforwards..............    221.5   31.2
          Other.........................................     57.2   35.5
                                                         -------- ------
              Total deferred income tax asset...........    329.5  164.4
                                                         -------- ------
       Liabilities:
          Future annuity and contract benefits..........    459.2   89.2
          Net unrealized gains on investment securities.     11.5   45.0
          Net unrealized gains on derivatives...........      0.2    0.5
          Present value of future profits...............    159.4  166.0
          Deferred acquisition costs....................    698.0  557.8
          Other.........................................      5.7  105.8
                                                         -------- ------
              Total deferred income tax liability.......  1,334.0  964.3
                                                         -------- ------
              Net deferred income tax liability......... $1,004.5 $799.9
                                                         ======== ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   Based on our analysis, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable us to realize our remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   Net operating loss ("NOL") carryforwards amounted to $632.9 million as of December 31, 2006, and if unused, will expire beginning in 2021.

   As of December 31, 2006 and 2005, the current income tax receivable was $144.7 million and $201.6 million, respectively, and was included in other assets in the Consolidated Balance Sheets. We recorded $3.5 million, $(5.0) million and $2.7 million, respectively, in additional paid-in capital as a deemed capital contribution related to the assumption of a liability for tax contingency reserves by our indirect parent, GNA, in 2006, 2005 and 2004. The contribution was offset by an increase in tax expense resulting in no net impact to total stockholders' equity.

(11) Supplemental Cash Flow Information

   Net cash paid (received) for federal and state taxes was $(107.3) million, $(154.5) million and $4.9 million for the years ended December 31, 2006, 2005 and 2004, respectively. Cash paid for interest related to our non-recourse funding obligations was $116.6 million, $40.5 million and $14.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

   For a discussion of dividends paid to stockholders, see note 16. In connection with the reinsurance transaction with UFLIC in 2004 discussed in note 5, we completed several non-cash transactions. These transactions included the transfer of the assets and liabilities. The following table details these transactions as well as other non-cash items:

  Supplemental schedule of non-cash investing and financing activities

                                                             Years ended December 31,
                                                             -----------------------
(Amounts in millions)                                        2006   2005      2004
---------------------                                        ----- ------  ---------
Excluded net assets:
   Assets................................................... $  -- $   --  $ 9,834.5
   Liabilities..............................................    --     --   (9,997.8)
                                                             ----- ------  ---------
   Net assets transferred................................... $  -- $   --  $  (163.3)
                                                             ===== ======  =========
Other non-cash transactions:
   Repayment of surplus notes and accrued interest.......... $  -- $   --  $   543.4
   Repayment of preferred stock.............................    --     --      216.6
   Recapture of reinsurance agreement.......................    --     --     (149.9)
   Change in collateral for securities lending transactions.   6.9   27.5      (34.4)
   Dividends paid to stockholders...........................    --  440.3      888.9
   Tax contingencies and other tax related items............   4.3   (5.0)       2.7
                                                             ----- ------  ---------
   Total other non-cash transactions........................ $11.2 $462.8  $ 1,467.3
                                                             ===== ======  =========

(12) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $297.2 million, $278.0 million and $259.8 million for the years ended December 31, 2006, 2005 and 2004, respectively. We also charge affiliates for certain services and for the use of facilities and equipment, which aggregated $175.3 million, $109.1 million and $112.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

   We pay GE Asset Management Incorporated ("GEAM"), an affiliate of GE, for investment services under an investment management agreement. We paid $1.1 million, $4.6 million and $8.2 million in 2006, 2005 and 2004, respectively, to GEAM under this agreement. GEAM related party information is only presented for the first quarter of 2006 as GE and its affiliates ceased to be a related party as of that point in time. We also pay Genworth, our ultimate parent, for investment related services. We paid $15.6 million, $13.1 million and $6.5 million to Genworth in 2006, 2005 and 2004, respectively.

   We pay interest on outstanding amounts under a credit funding agreement with GNA, the parent company of GLIC. Interest expense under this agreement was $0.7 million, $0.5 million and $0.2 million for the years ended December 31, 2006, 2005 and 2004, respectively. We pay interest at the cost of funds of GNA, which was 5.2%, 4.3% and 2.2%, as of December 31, 2006, 2005 and 2004, respectively. The amount outstanding as of December 31, 2006 and 2005 was $31.9 million and $6.5 million, respectively, and was included with other liabilities in the Consolidated Balance Sheets.

   In 2004, FCL redeemed $250.0 million of its preferred stock from GE Financial Assurance Holdings, Inc. FCL paid an accrued preferred stock dividend of $7.3 million to GE Financial Assurance Holdings, Inc. The redemption and accrued dividend was paid in cash of $44.0 million and the remainder in securities.

   In 2004, Jamestown redeemed $369.0 million of surplus notes issued to GE Financial Assurance Holdings, Inc. and $91.0 million of surplus notes issued to Brookfield Life Assurance Company Limited, both affiliates of Jamestown. The redemption was paid in cash of $21.8 million and the remainder in securities equal to the principal of $460.0 million and accrued interest of $105.2 million on the outstanding surplus notes.

(13) Commitments and Contingencies

   Commitments

   We have certain investment commitments to provide fixed-rate commercial mortgage loans. The investment commitments, which would be collateralized by related properties of the underlying investments and held for investment purposes, involve varying elements of credit and market risk. We were committed to fund $23.4 million and $3.5 million as of December 31, 2006 and 2005, respectively, in commercial mortgage loans, which will be held for investment purposes.

   We had limited partnership commitments outstanding of $86.7 million and $56.7 million as of December 31, 2006 and 2005, respectively.

   Litigation

   We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including class action lawsuits. Our pending legal and regulatory actions include

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations. At this time, it is not feasible to predict or determine the ultimate outcomes of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses.

   Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which were funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $275.3 million as of December 31, 2006.

(14) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the consolidated financial statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, other invested assets and derivative financial instruments. Other financial assets and liabilities--those not carried at fair value or disclosed separately--are discussed below. Apart from certain derivative instruments and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the financial instrument.

   The basis on which we estimate fair values is as follows:

   Commercial mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using current market rates at which similar loans would have been made to similar borrowers.

   Other financial instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates of the cost to terminate or otherwise settle obligations.

   Borrowings and non-recourse funding obligations. Based on quoted market prices or comparable market transactions.

   Investment contract benefits. Based on expected future cash flows, discounted at currently offered discount rates for immediate annuity contracts or cash surrender value for single premium deferred annuities.

   All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices and /or estimates of the cost to terminate or otherwise settle obligations.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following represents the fair value of financial assets and liabilities as of December 31:

                                                         2006                          2005
                                             ----------------------------- -----------------------------
                                             Notional  Carrying Estimated  Notional  Carrying Estimated
(Amounts in millions)                         amount    amount  fair value  amount    amount  fair value
---------------------                        --------  -------- ---------- --------  -------- ----------
Assets:
   Commercial mortgage loans................  $    (a) $2,917.1  $2,913.4   $    (a) $2,680.2  $2,735.9
   Other financial instruments..............       (a)     49.8      64.7        (a)     57.6      75.1
Liabilities:
   Borrowings and related instruments:
       Borrowings...........................       (a)     31.9      31.9        (a)      6.5       6.5
       Non-recourse funding obligations.....       (a)  2,765.0   2,765.0        (a)  1,400.0   1,400.0
       Investment contract benefits.........       (a)  9,457.6   9,690.2        (a)  8,866.9   9,121.6
Other firm commitments:
   Ordinary course of business lending
     commitments............................   23.4          --        --     3.5          --        --
   Commitments to fund limited
     partnerships...........................   86.7          --        --    56.7          --        --

--------
(a)These financial instruments do not have notional amounts.

   Our business activities routinely deal with fluctuations in interest rates and other asset prices. We use derivative financial instruments to mitigate or eliminate certain of these risks. We follow strict policies for managing each of these risks, including prohibition on derivatives market-making, speculative derivatives trading or other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or eliminate these risks.

   A reconciliation of current period changes, net of applicable income taxes, in the separate component of stockholders' equity labeled "derivatives qualifying as hedges" for the years ended December 31 follows:

(Amounts in millions)                                                                         2006   2005
---------------------                                                                        -----  -----
Derivatives qualifying as effective hedges as of January 1.................................. $ 0.9  $ 2.9
Current period decreases (increases) in fair value, net of deferred taxes of $0.0 and $(0.4)    --    0.7
Reclassification to net income, net of deferred taxes of $0.3 and $1.5......................  (0.6)  (2.7)
                                                                                             -----  -----
Balance as of December 31................................................................... $ 0.3  $ 0.9
                                                                                             =====  =====

   Derivatives qualifying as hedges amounting to $0.3 million, net of taxes, recorded in stockholders' equity at December 31, 2006 is expected to be reclassified to future income, concurrently with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount, $0.2 million, net of income taxes, is expected to be reclassified to income in the year ending December 31, 2007. Actual amounts may vary from this amount as a result of market conditions. All forecasted transactions currently being hedged are expected to occur by 2035. No amounts were reclassified to income during the year ended December 31, 2006 and 2005 in connection with forecasted transactions that were no longer considered probable of occurring.

   Positions in derivative instruments. The fair value of derivative instruments, including interest rate swaps, equity index options and financial futures, are based upon pricing valuation models which utilize independent

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

third-party data as inputs. The following table sets forth our positions in derivative instruments and the estimated fair values as of the dates indicated:

                                               December 31,
                                  --------------------------------------
                                         2006                2005
                                  ------------------- ------------------
                                  Notional Estimated  Notional Estimated
       (Amounts in millions)       value   fair value  value   fair value
       ---------------------      -------- ---------- -------- ----------
       Interest rate swaps....... $1,303.1   $ 7.4     $126.0    $(0.8)
       Equity index options......    271.9    16.4       31.0      2.5
       Limited parental guarantee    250.0    15.1         --       --
       Financial futures.........     18.5      --        8.8      0.1
                                  --------   -----     ------    -----
              Total.............. $1,843.5   $38.9     $165.8    $ 1.8
                                  ========   =====     ======    =====

   As of December 31, 2006 and 2005, the fair value of derivatives in a gain position and recorded in other invested assets was $45.3 million and $6.5 million, respectively, and the fair value of derivatives in a loss position and recorded in other liabilities was $6.4 million and $4.7 million, respectively.

   Genworth provided a limited parental guarantee to Rivermont I which is accounted for as a derivative under SFAS No. 133 and carried at fair value. This derivative does not qualify for hedge accounting and therefore changes in fair value are reported in net investment gains (losses) in the Consolidated Statements of Income. As of December 31, 2006, the fair value of this derivative was $15.1 million and was recorded in other invested assets.

   Income effects of derivatives. In the context of hedging relationships, "effectiveness" refers to the degree to which fair value changes in the hedging instrument offset corresponding fair value changes in the hedged item attributable to the risk being hedged. Certain elements of hedge positions cannot qualify for hedge accounting whether effective or not, and must therefore be marked to market through income. Time value of purchased options is the most common example of such elements in instruments we use. There was no ineffectiveness reported in the fair value of hedge positions for the twelve months ended December 31, 2006 and 2005. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2006 and 2005 related to the hedge of future cash flows.

   Derivative counterparty credit risk. We manage counterparty credit risk on an individual counterparty basis, which means that gains and losses are netted for each counterparty to determine the amount at risk. When a counterparty exceeds credit exposure limits in terms of amounts owed to us, typically as the result of changes in market conditions, no additional transactions are executed until the exposure with that counterparty is reduced to an amount that is within the established limit. The swaps that are executed under master swap agreements containing mutual credit downgrade provisions that provide the ability to require assignment or replacement in the event either parties unsecured debt rating is downgraded below Moody's "Baa" or S&P's "BBB." If the downgrade provisions had been triggered as of December 31, 2006, we could have been required to disburse up to $2.4 million and claim up to $26.2 million from counterparties. This represents the fair value of losses and gains by counterparty. As of December 31, 2006 and 2005, gross fair value gains were $26.2 million and $6.4 million, respectively. As of December 31, 2006 and 2005, gross fair value losses were $2.4 million and $4.6 million, respectively.

   Swaps and purchased options with contractual maturities longer than one year are conducted within our approved credit policy constraints. Our policy permits us to enter into derivative transactions with counterparties rated "A2" by Moody's and "A" by S&P's if the agreements governing such transactions require both us and the counterparties to provide collateral in certain circumstances.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(15) Non-controlled Entities

   We have used third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with conduits that are sponsored by third parties.

   The following table summarizes the current balance of assets sold to SPEs as of December 31:

                  (Amounts in millions)          2006   2005
                  ---------------------         ------ ------
                  Assets secured by:
                     Commercial mortgage loans. $126.8 $158.7
                     Fixed maturities..........   90.2  150.0
                     Other receivables.........   86.7   91.5
                                                ------ ------
                         Total assets.......... $303.7 $400.2
                                                ====== ======

   Each of the categories of assets shown in the table above represents portfolios of assets that are highly rated. Examples of each category include: commercial mortgage loans--loans on diversified commercial property; fixed maturities--domestic and foreign, corporate and government securities; other receivables--primarily policy loans.

   We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPEs is provided under credit support agreements, in which Genworth provides limited recourse for a maximum of $119.0 million of credit losses in such entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital. We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no SPE has incurred a loss.

   Sales of securitized assets to SPEs result in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. There were no off-balance sheet securitization transactions in 2006, 2005 and 2004.

   Retained interests and recourse obligations related to such sales that are recorded in fixed maturities in our consolidated financial statements are as follows:

                                               December 31,
                                          ----------------------
                                             2006       2005
                                          ---------- -----------
                                               Fair        Fair
               (Amounts in millions)      Cost value Cost  value
               ---------------------      ---- ----- ----- -----
               Retained interests--assets $9.7 $19.4 $14.2 $16.6
               Servicing assets..........   --    --    --    --
               Recourse liability........   --    --    --    --
                                          ---- ----- ----- -----
               Total..................... $9.7 $19.4 $14.2 $16.6
                                          ==== ===== ===== =====

   Retained interests. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks. When we securitize

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

receivables, we determine fair value based on discounted cash flow models that incorporate, among other things, assumptions including credit losses, prepayment speeds and discount rates. These assumptions are based on our experience, market trends and anticipated performance related to the particular assets securitized. Subsequent to recording retained interests, we review recorded values quarterly in the same manner and using current assumptions.

   Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

   Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We provide for expected credit losses under these agreements and such amounts approximate fair value.

(16) Restrictions on Dividends

   Insurance companies are restricted by state regulations departments as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the Bureau of Insurance. Based on statutory results as of December 31, 2006, we are able to distribute $471.3 million in dividends in 2007 without obtaining regulatory approval. Based on statutory results as of December 31, 2006, we estimate our insurance subsidiaries could pay dividends of approximately $33.1 million to us in 2007 without obtaining regulatory approval.

   In 2006, we declared and paid a common stock dividend of $450.0 million. In 2005, we declared and paid a common stock dividend of $556.3 million consisting of cash in the amount of $116.0 million and securities in the amount of $440.3 million. In 2004, concurrently with the consummation of the reinsurance transactions with UFLIC, we paid a dividend to our stockholder consisting of cash and securities. A portion of this dividend, together with amounts paid by certain of our affiliates, was used by GE Financial Assurance Holdings, Inc. to make a capital contribution to UFLIC. The aggregate value of the dividend was $972.6 million, consisting of cash in the amount of $83.7 million and securities in the amount of $888.9 million.

   In addition to the common stock dividends, we declared and paid preferred stock dividends of $9.6 million for each of the years ended December 31, 2006, 2005 and 2004. Dividends on the Series A Preferred Stock are cumulative and are payable semi-annually when, and if, declared by the Board of Directors at an annual rate of 8.0% of the par value. On December 29, 2006, we redeemed 10,000 shares of our 120,000 Series A Preferred Stock, par value $1,000 per share. We paid an additional $0.1 million in accrued dividends on the redeemed shares. On January 22, 2007, the Board of Directors authorized the redemption of the remaining 110,000 outstanding shares of Series A Preferred Stock for $110.0 million for par value and $2.2 million in accrued dividends on the redeemed shares. We filed the required Bureau of Insurance notifications on January 24, 2007 and expect to finalize the redemption in March 2007.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(17) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholders' equity. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

   The tables below include our combined statutory net income (losses) and statutory capital and surplus:

                                                                   Years ended December 31,
                                                                  -------------------------
(Amounts in millions)                                               2006     2005     2004
---------------------                                             -------  -------  -------
GLAIC and our life insurance subsidiaries, excluding captive life reinsurance subsidiaries....................................... $ 538.0  $ 357.9  $ 626.8
Captive life reinsurance subsidiaries combined statutory net losses.........................................................  (894.7)  (333.1)  (365.3)
                                                                  -------  -------  -------
Combined statutory net income (losses)........................... $(356.7) $  24.8  $ 261.5
                                                                  =======  =======  =======

                                                      As of December 31,
                                                      -----------------
        (Amounts in millions)                           2006      2005
        ---------------------                         --------  --------
        Combined statutory capital and surplus....... $1,323.7  $1,564.4

   Statutory net income (losses) from our captive life reinsurance subsidiaries relate to their assumption reinsurance of statutorily required term and universal life insurance reserves from our life insurance companies. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties. Accordingly, the combined statutory net income and distributable income of GLAIC and our life insurance subsidiaries are not affected by the statutory net income (losses) of the captives, except to the extent dividends are received from captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $1,175.2 million and $520.6 million as of December 31, 2006 and 2005, respectively. Capital and surplus of our captive life reinsurance subsidiaries includes surplus notes (non-recourse funding obligations) as further described in note 9.

   The NAIC has adopted Risk Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset risk, (ii) insurance risk, (iii) interest rate risk and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. As of December 31, 2006 and 2005, we exceeded the minimum required RBC levels.

(18) Segment Information

   We conduct our operations in two business segments: (1) Protection, which includes term life insurance, universal life insurance, interest sensitive whole life and Medicare supplement insurance; and (2) Retirement Income and Institutional, which includes deferred annuities, individual variable annuities, group variable annuities designed for retirement plans, variable life insurance and specialized products, including GICs, funding

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004

agreements, FABNs and structured settlements. We also have Corporate and Other which includes unallocated net investment gains (losses), corporate income, expenses and income taxes.

   In 2006, we began to allocate net investment gains (losses) from Corporate and Other to our Protection and Retirement Income and Institutional segments using an approach based principally upon the investment portfolio established to support each of those segments' products and targeted capital levels. Prior to 2006, all net investment gains (losses) were recorded in Corporate and Other and were not reflected in the results of any of our other segments.

   We use the same accounting policies and procedures to measure segment income and assets as we use to measure our consolidated net income and assets. Segment income represents the basis on which the performance of our business is assessed by management. Premiums and fees, other income, benefits and acquisition and operating expenses and policy related amortization are attributed directly to each operating segment. Net investment income and invested assets are allocated based on the assets required to support the underlying liabilities and capital of the products included in each segment.

   See note (1)(c) for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of and for the year ended December 31, 2006:

                                                                       Retirement
                                                                       Income and   Corporate
(Amounts in millions)                                      Protection Institutional and Other Consolidated
---------------------                                      ---------- ------------- --------- ------------
Premiums.................................................. $   875.4    $   256.9   $     --   $ 1,132.3
Net investment income.....................................     537.8        521.0       58.1     1,116.9
Net investment gains (losses).............................      (2.8)        (7.5)      13.4         3.1
Policy fees and other income..............................     291.3         91.5         --       382.8
                                                           ---------    ---------   --------   ---------
   Total revenues.........................................   1,701.7        861.9       71.5     2,635.1
                                                           ---------    ---------   --------   ---------
Benefits and other changes in policy reserves.............     683.8        418.1         --     1,101.9
Interest credited.........................................     220.4        276.3         --       496.7
Acquisition and operating expenses, net of deferrals......     179.6         66.8       24.0       270.4
Amortization of deferred acquisition costs and intangibles      52.8         31.3         --        84.1
Interest expense..........................................     132.8           --        1.2       134.0
                                                           ---------    ---------   --------   ---------
   Total benefits and expenses............................   1,269.4        792.5       25.2     2,087.1
                                                           ---------    ---------   --------   ---------
Income before income taxes................................     432.3         69.4       46.3       548.0
Provision for income taxes................................     153.2          6.9       28.3       188.4
                                                           ---------    ---------   --------   ---------
Net income................................................ $   279.1    $    62.5   $   18.0   $   359.6
                                                           =========    =========   ========   =========
Total assets.............................................. $14,377.5    $28,846.0   $1,280.5   $44,504.0
                                                           =========    =========   ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following is a summary of our segments and Corporate and Other activities as of and for the year ended December 31, 2005:

                                                                       Retirement
                                                                       Income and   Corporate
(Amounts in millions)                                      Protection Institutional and Other Consolidated
---------------------                                      ---------- ------------- --------- ------------
Premiums.................................................. $   778.6    $   333.8   $     --   $ 1,112.4
Net investment income.....................................     442.1        493.8       82.7     1,018.6
Net investment gains (losses).............................        --           --       (9.7)       (9.7)
Policy fees and other income..............................     303.4         58.9         --       362.3
                                                           ---------    ---------   --------   ---------
   Total revenues.........................................   1,524.1        886.5       73.0     2,483.6
                                                           ---------    ---------   --------   ---------
Benefits and other changes in policy reserves.............     654.7        490.4         --     1,145.1
Interest credited.........................................     216.4        239.6         --       456.0
Acquisition and operating expenses, net of deferrals......     137.5         62.2       38.2       237.9
Amortization of deferred acquisition costs and intangibles     147.4         30.0         --       177.4
Interest expense..........................................      48.4           --        0.3        48.7
                                                           ---------    ---------   --------   ---------
   Total benefits and expenses............................   1,204.4        822.2       38.5     2,065.1
                                                           ---------    ---------   --------   ---------
Income before income taxes................................     319.7         64.3       34.5       418.5
Provision for income taxes................................     132.9          7.1        7.9       147.9
                                                           ---------    ---------   --------   ---------
Net income................................................ $   186.8    $    57.2   $   26.6   $   270.6
                                                           =========    =========   ========   =========
Total assets.............................................. $12,670.3    $26,528.6   $1,829.7   $41,028.6
                                                           =========    =========   ========   =========

   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2004:

                                                                       Retirement
                                                                       Income and   Corporate
(Amounts in millions)                                      Protection Institutional and Other Consolidated
---------------------                                      ---------- ------------- --------- ------------
Premiums..................................................  $  690.7     $461.4      $    --    $1,152.1
Net investment income.....................................     391.9      479.0         93.2       964.1
Net investment gains (losses).............................        --         --          7.6         7.6
Policy fees and other income..............................     283.0       40.4           --       323.4
                                                            --------     ------      -------    --------
   Total revenues.........................................   1,365.6      980.8        100.8     2,447.2
                                                            --------     ------      -------    --------
Benefits and other changes in policy reserves.............     598.0      587.5           --     1,185.5
Interest credited.........................................     224.4      262.6           --       487.0
Acquisition and operating expenses, net of deferrals......      87.6       47.9         35.2       170.7
Amortization of deferred acquisition costs and intangibles     119.6       92.6           --       212.2
Interest expense..........................................      14.7         --          9.8        24.5
                                                            --------     ------      -------    --------
   Total benefits and expenses............................   1,044.3      990.6         45.0     2,079.9
                                                            --------     ------      -------    --------
Income (loss) before income taxes and cumulative effect of
  change in accounting principle..........................     321.3       (9.8)        55.8       367.3
Provision (benefit) for income taxes......................     116.1       11.5       (367.6)     (240.0)
                                                            --------     ------      -------    --------
Net income (loss) before cumulative effect of change in
  accounting principle....................................     205.2      (21.3)       423.4       607.3
Cumulative effect of change in accounting principle.......      (0.8)       0.7           --        (0.1)
                                                            --------     ------      -------    --------
Net income (loss).........................................  $  204.4     $(20.6)     $ 423.4    $  607.2
                                                            ========     ======      =======    ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


(19) Quarterly Financial Data (unaudited)

   Our unaudited summarized quarterly financial data for the years ended December 31, were as follows:

                       First Quarter Second Quarter Third Quarter Fourth Quarter
                       ------------- -------------  ------------- -------------
 (Amounts in millions)  2006   2005   2006    2005   2006   2005   2006    2005
 --------------------- ------ ------ ------  ------ ------ ------ ------  ------
 Net investment income $256.4 $257.0 $280.0  $237.3 $274.1 $264.2 $306.4  $260.1
                       ====== ====== ======  ====== ====== ====== ======  ======
 Total revenues....... $632.3 $622.8 $648.2  $574.9 $645.2 $640.2 $709.4  $645.7
                       ====== ====== ======  ====== ====== ====== ======  ======
 Net income........... $ 83.6 $ 79.3 $ 86.0  $ 79.9 $ 92.0 $ 21.0 $ 98.0  $ 90.4
                       ====== ====== ======  ====== ====== ====== ======  ======

(20) Pro Forma Financial Information for Transfer of Ownership in AML
(unaudited)

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of AML, formerly a wholly-owned subsidiary of FCL, to GLICNY, an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity.

   The following is unaudited pro forma financial information for GLAIC as if the AML and GLICNY transfers occurred on January 1, 2006 for the period indicated:

                                                                 For the year ended December 31, 2006
                                                               ----------------------------------------
                                                                GLAIC   Pro forma adjustments Pro forma
                                                               -------- --------------------- ---------
Revenues:
   Premiums................................................... $1,132.3        $(38.1)(a)     $1,094.2
   Net investment income......................................  1,116.9         (46.8)(a)      1,070.1
   Net investment gains (losses)..............................      3.1           1.0(a)           4.1
   Policy fees and other income...............................    382.8          (2.1)(a)        380.7
                                                               --------        ------         --------
       Total revenues.........................................  2,635.1         (86.0)         2,549.1
                                                               --------        ------         --------
Benefits and expenses:
   Benefits and other changes in policy reserves..............  1,101.9         (40.3)(a)      1,061.6
   Interest credited..........................................    496.7         (16.0)(a)        480.7
   Acquisition and operating expenses, net of deferrals.......    270.4          (0.2)(a)        270.2
   Amortization of deferred acquisition costs and intangibles.     84.1          (1.4)(a)         82.7
   Interest expense...........................................    134.0           -- (a)         134.0
                                                               --------        ------         --------
       Total benefits and expenses............................  2,087.1         (57.9)         2,029.2
                                                               --------        ------         --------
Income before income taxes....................................    548.0         (28.1)           519.9
Provision for income taxes....................................    188.4         (10.0)(a)        178.4
Equity in net income of unconsolidated subsidiary.............       --          17.3(b)          17.3
                                                               --------        ------         --------
Net income.................................................... $  359.6        $ (0.8)        $  358.8
                                                               ========        ======         ========

--------
(a)Reflects adjustments to exclude amounts included in our historical combined financial information relating to the results of operations of AML that were transferred in connection with the transfer of ownership of AML to GLICNY immediately following consummation of the mergers.
(b)Reflects equity in income of unconsolidated subsidiary for GLAIC's non-majority ownership interest in GLICNY.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2006, 2005 and 2004


   The following is unaudited condensed pro forma financial information for GLAIC as if the AML and GLICNY transfers occurred on December 31, 2006:

                                                                         December 31, 2006
                                                             -----------------------------------------
                                                               GLAIC   Pro forma adjustments Pro forma
                                                             --------- --------------------- ---------
Assets
   Total investments........................................ $20,142.5       $  (872.3)(a)   $19,604.6
                                                                                 334.4(b)
   Separate account assets..................................  10,383.4              --        10,383.4
   Reinsurance recoverable..................................   9,386.8          (321.7)(a)     9,065.1
   Other assets.............................................   4,591.3          (183.2)(a)     4,408.1
                                                             ---------       ---------       ---------
       Total assets......................................... $44,504.0       $(1,042.8)      $43,461.2
                                                             =========       =========       =========
Liabilities and stockholders' equity
   Policyholder liabilities................................. $24,857.9       $  (845.6)(a)   $24,012.3
   Separate account liabilities.............................  10,383.4              --        10,383.4
   Non-recourse funding obligations.........................   2,765.0              --         2,765.0
   All other liabilities....................................   2,054.0          (245.6)(a)     1,808.4
                                                             ---------       ---------       ---------
       Total liabilities....................................  40,060.3        (1,091.2)       38,969.1
                                                             ---------       ---------       ---------
          Total stockholders' equity........................   4,443.7          (286.0)(a)     4,492.1
                                                                                 334.4(b)
                                                             ---------       ---------       ---------
          Total liabilities and stockholders' equity........ $44,504.0       $(1,042.8)      $43,461.2
                                                             =========       =========       =========

--------
(a)Reflects adjustments to exclude amounts included in our historical combined financial information relating to the assets and liabilities of AML that were transferred in connection with the transfer of ownership of AML to GLICNY immediately following consummation of the merger.
(b)Reflects adjustments to include the non-majority ownership interest in GLICNY acquired in connection with the transfer of our ownership in AML.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life and Annuity Insurance Company:

   Under the date of March 12, 2007, we reported on the consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006, which are included herein. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules included herein. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

   The audit report on the consolidated financial statements of the Company referred to above contains an emphasis paragraph that states that the consolidated financial statements give retroactive effect to the mergers of Genworth Life and Annuity Insurance Company, Federal Home Life Insurance
Company and First Colony Life Insurance Company on January 1, 2007 (the Mergers), which have been accounted for as a pooling of interests as described in Note 1 to the consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. However, they will become the historical consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries after financial statements covering the date of consummation of the business combination are issued. The financial statement schedules included herein also give retroactive effect to the Mergers.

   In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

   As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.

/s/ KPMG LLP

Richmond, Virginia
March 12, 2007

                                                                     Schedule I

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
       Summary of investments--other than investments in related parties
                               December 31, 2006
                             (Amounts in millions)

                                                      Amortized
                                                       cost or  Estimated  Carrying
Type of Investment                                      cost    fair value  value
------------------                                    --------- ---------- ---------
Fixed maturities:
   Bonds:
       U.S. government, agencies and authorities..... $   205.0 $   218.0  $   218.0
       Government--non U.S...........................     276.3     307.6      307.6
       Public utilities..............................     874.6     894.4      894.4
       All other corporate bonds.....................  14,089.6  14,106.1   14,106.1
                                                      --------- ---------  ---------
          Total fixed maturities.....................  15,445.5  15,526.1   15,526.1
Equity securities....................................      34.6      35.8       35.8
Commercial mortgage loans............................   2,917.1     xxxxx    2,917.1
Policy loans.........................................     486.7     xxxxx      486.7
Other invested assets/(1)/...........................     732.8     xxxxx      737.7
                                                      --------- ---------  ---------
          Total investments.......................... $19,616.7     xxxxx  $19,703.4
                                                      ========= =========  =========

--------
/(1)/The amount shown in the Consolidated Balance Sheet for other invested assets differs from cost as other invested assets include derivatives which are reported at estimated fair value.



   See Accompanying Report of Independent Registered Public Accounting Firm.

                                                                   Schedule III

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                      Supplemental Insurance Information
                             (Amounts in millions)

                                                    Future Annuity
                                                     And Contract              Other
                                                      Benefits &            Policyholder
                                                      Liability             Liabilities
                                         Deferred   For Policy and           (Excluding
                                        Acquisition    Contract    Unearned   Unearned   Premium
Segment                                    Costs        Claims     Premiums  Premiums)   Revenue
-------                                 ----------- -------------- -------- ------------ --------
December 31, 2006:
   Protection..........................  $2,272.1     $ 7,218.7     $24.1      $  8.8    $  875.4
   Retirement Income and Institutional.     387.9      17,432.2        --       174.1       256.9
   Corporate and Other.................        --            --        --          --          --
                                         --------     ---------     -----      ------    --------
       Total...........................  $2,660.0     $24,650.9     $24.1      $182.9    $1,132.3
                                         ========     =========     =====      ======    ========
December 31, 2005:
   Protection..........................  $1,884.8     $ 6,993.7     $28.9      $  6.1    $  778.6
   Retirement Income and Institutional.     264.8      16,771.4        --       212.0       333.8
   Corporate and Other.................        --            --        --        (0.2)         --
                                         --------     ---------     -----      ------    --------
       Total...........................  $2,149.6     $23,765.1     $28.9      $217.9    $1,112.4
                                         ========     =========     =====      ======    ========
December 31, 2004:
   Protection..........................                                                  $  690.7
   Retirement Income and Institutional.                                                     461.4
   Corporate and Other.................                                                        --
                                                                                         --------
       Total...........................                                                  $1,152.1
                                                                                         ========

                                         Interest                   Amortization
                                        Credited &     Acquisition  of Deferred
                             Net       Benefits and   and Operating Acquisition
                          Investment Other Changes in Expenses, Net  Costs and   Premiums
Segment                     Income   Policy Reserves  of Deferrals  Intangibles  Written
-------                   ---------- ---------------- ------------- ------------ --------
December 31, 2006:
   Protection............  $  537.8      $  904.2        $179.6        $ 52.8    $  840.1
   Retirement Income and
     Institutional.......     521.0         694.4          66.8          31.3       256.9
   Corporate and Other...      58.1            --          24.0            --          --
                           --------      --------        ------        ------    --------
       Total.............  $1,116.9      $1,598.6        $270.4        $ 84.1    $1,097.0
                           ========      ========        ======        ======    ========
December 31, 2005:
   Protection............  $  442.1      $  871.1        $137.5        $147.4    $  748.1
   Retirement Income and
     Institutional.......     493.8         730.0          62.2          30.0       334.2
   Corporate and Other...      82.7            --          38.2            --          --
                           --------      --------        ------        ------    --------
       Total.............  $1,018.6      $1,601.1        $237.9        $177.4    $1,082.3
                           ========      ========        ======        ======    ========
December 31, 2004:
   Protection............  $  391.9      $  822.4        $ 87.6        $119.6    $  663.2
   Retirement Income and
     Institutional.......     479.0         850.1          47.9          92.6       461.3
   Corporate and Other...      93.2            --          35.2            --          --
                           --------      --------        ------        ------    --------
       Total.............  $  964.1      $1,672.5        $170.7        $212.2    $1,124.5
                           ========      ========        ======        ======    ========

   See Accompanying Report of Independent Registered Public Accounting Firm.

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a) Financial Statements

   All required financial statements are included in Part B of this Registration Statement.

   (b) Exhibits


(1)(a) Resolution of the Board of Directors of GE Life and Annuity Assurance
       Company authorizing the GE Life & Annuity Separate Account 7.
       Previously filed on April 20, 2006 with the initial Registration
       Statement on Form N-4 to Genworth Life & Annuity VA Separate Account
       2 (File No. 333-133425) and incorporated herein.

(1)(b) Resolution of Board of Directors of GE Life and Annuity Assurance
       Company authorizing the change in name of GE Life & Annuity Separate
       Account 7 to Genworth Life & Annuity VA Separate Account 2.
       Previously filed on April 20, 2006 with the initial Registration
       Statement on Form N-4 to Genworth Life & Annuity VA Separate Account
       2 (File No. 333-133425) and incorporated herein.

(2)    Not applicable.

(3)(a) Underwriting Agreement between Genworth Life and Annuity Insurance
       Company and Capital Brokerage Corporation. Previously filed on July
       28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth
       Life & Annuity VA Separate Account 2, File No. 333-133425 and incorporated herein.

(3)(b) Form of Dealer Sales Agreement. Previously filed on July 28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life &
       Annuity VA Separate Account 2, File No. 333-133425 and incorporated herein.

(4)    Form of contract. Previously filed on April 20, 2006 with the initial
       Registration Statement on Form N-4 to Genworth Life & Annuity VA
       Separate Account 2 (File No. 333-133425) and incorporated herein.

(5)    Form of Application. Previously filed on July 28, 2006 with
       Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life & Annuity
       VA Separate Account 2, File No. 333-133425 and incorporated herein.

(6)(a) Amended and Restated Articles of Incorporation of Genworth Life and
       Annuity Insurance Company. Previously filed on January 3, 2006 with
       Post-Effective Amendment No. 23 on Form N-4 to Genworth Life &
       Annuity VA Separate Account 1, File No. 333-63531 and incorporated herein.

(6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 23 on Form
       N-4 to Genworth Life & Annuity VA Separate Account 1, File No.
       333-63531 and incorporated herein.

(7)    Not applicable.

(8)    Participation Agreement among Genworth Life and Annuity Insurance
       Company, GE Investment Funds, Inc. and GE Investments Distributors,
       Inc. Filed herewith.

(9) Opinion and Consent of Heather C. Harker, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

(10)   Consent of KPMG LLP. Filed herewith.

(11)   Not applicable.

(12)   Not applicable.

(13)   Power of Attorney. Filed herewith.

Item 25.  Directors and Officers of the Depositor


Name                     Positions and Offices with Depositor
----                     ------------------------------------
Pamela S. Schutz         Chairperson of the Board, President and Chief Executive
                         Officer

William C. Goings, II(3) Director and Senior Vice President

Paul A. Haley            Director, Senior Vice President and Chief Actuary

Scott R. Lindquist(2)    Director and Vice President

Victor C. Moses(2)       Director and Vice President

Leon E. Roday(2)         Director and Senior Vice President

Geoffrey S. Stiff        Director and Senior Vice President

John G. Apostle II       Senior Vice President and Chief Compliance Officer

Thomas E. Duffy          Senior Vice President, General Counsel and Secretary

Dennis R. Vigneau        Senior Vice President and Chief Financial Officer

Mark W. Griffin(4)       Senior Vice President and Chief Investment Officer

James H. Reinhart        Senior Vice President

Robert T. Methven        Senior Vice President

Heather C. Harker        Vice President and Associate General Counsel

John A. Zelinske         Vice President and Controller

Gary T. Prizzia(1)       Treasurer


   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

   (1) The principal business address is Genworth Financial, Inc., 6604 W. Broad Street, Richmond, Virginia 23230.


   (2) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

   (3) The principal business address is Genworth Financial, Inc., 700 Main Street, Lynchburg, Virginia 24504.


   (4) The principal business address is Genworth Financial, Inc., 3001 Summer Street, Stamford, Connecticut 06905.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant


                                  [FLOW CHART]




Item 27.  Number of Contract Owners


   There were no contracts issued as of February 1, 2007.


Item 28.  Indemnification

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, the board of directors may cause Genworth Life and Annuity Insurance Company to indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

                                    *  *  *

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters


   (a) Capital Brokerage Corporation is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity contracts and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2 and Genworth Life & Annuity VA Separate Account 3.


   (b)


        Name                   Address            Positions and Offices with Underwriter
        ----                   -------            --------------------------------------
James J. Buddle....... 6620 W. Broad St.        Director
                       Richmond, VA 23230
Robert T. Methven..... 6610 W. Broad St.        Director, President and Chief Executive
                       Richmond, VA 23230       Officer
Geoffrey S. Stiff..... 6610 W. Broad St.        Director and Senior Vice President
                       Richmond, VA 23230
Scott E. Wolfe........ 6610 West Broad St.      Senior Vice President and Chief Compliance
                       Richmond, VA 23230       Officer
Ward E. Bobitz........ 6620 W. Broad Street     Vice President and Assistant Secretary
                       Richmond, VA 23230
Brenda A. Daglish..... 6604 West Broad St.      Vice President and Assistant Treasurer
                       Richmond, VA 23230
Dennis R. Vigneau..... 6610 W. Broad Street     Vice President and Chief Financial Officer
                       Richmond, Virginia 23230
James H. Reinhart..... 6610 W. Broad St.        Vice President
                       Richmond, VA 23230
John A. Zelinske...... 6610 W. Broad St.        Vice President and Controller
                       Richmond, VA 23230
Scott R. Lindquist.... 6620 W. Broad St.        Vice President
                       Richmond, VA 23230
Gary T. Prizzia....... 6620 W. Broad Street     Treasurer
                       Richmond, VA 23230

        Name                Address       Positions and Offices with Underwriter
        ----                -------       --------------------------------------
Russell L. Rubino..... 6620 W. Broad St.     Vice President
                       Richmond, VA 23230
Bonnie C. Turner...... 6610 W. Broad St.     Financial & Operations Principal
                       Richmond, VA 23230



                                (2)
          (1)             Net Underwriting      (3)           (4)
   Name of Principal       Discounts and   Compensation    Brokerage      (5)
      Underwriter           Commissions    on Redemption  Commissions Compensation
   -----------------      ---------------- -------------  ----------- ------------
Capital Brokerage
  Corporation............  Not Applicable  Not Applicable     7.5%         $0


Item 30.  Location of Accounts and Records

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.

Item 31.  Management Services

   Not applicable.

Item 32.  Undertakings

   (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940.

   (d) Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6C-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer Contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and Genworth Life & Annuity VA Separate Account 2 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(B) OF THE INTERNAL REVENUE CODE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 23/rd/ day of April, 2007.



                                    GENWORTH LIFE & ANNUITY VA SEPARATE
                                      ACCOUNT 2
                                      (Registrant)

                                    By:           /S/  PAUL A. HALEY
                                        ---------------------------------------
                                                     Paul A. Haley
                                                 Senior Vice President



                                    BY: GENWORTH LIFE AND ANNUITY INSURANCE
                                          COMPANY
                                        (Depositor)

                                    By:           /S/  PAUL A. HALEY
                                        ---------------------------------------
                                                     Paul A. Haley
                                                 Senior Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Name                             Title                       Date
           ----                             -----                       ----

  /s/  *PAMELA S. SCHUTZ    Chairperson of the Board, President    April 23, 2007
---------------------------   and Chief Executive Officer
     Pamela S. Schutz

/s/  *WILLIAM C. GOINGS, II Director and Senior Vice President     April 23, 2007
---------------------------
   William C. Goings, II

    /s/  PAUL A. HALEY      Director, Senior Vice President and    April 23, 2007
---------------------------   Chief Actuary
       Paul A. Haley

 /s/  *SCOTT R. LINDQUIST   Director and Vice President            April 23, 2007
---------------------------
    Scott R. Lindquist

   /s/  *VICTOR C. MOSES    Director and Vice President            April 23, 2007
---------------------------
      Victor C. Moses

    /s/  *LEON E. RODAY     Director and Senior Vice President     April 23, 2007
---------------------------
       Leon E. Roday

  /s/  *GEOFFREY S. STIFF   Director and Senior Vice President     April 23, 2007
---------------------------
     Geoffrey S. Stiff

  /s/  *DENNIS R. VIGNEAU   Senior Vice President and Chief        April 23, 2007
---------------------------   Financial Officer
     Dennis R. Vigneau

           Name                          Title                       Date
           ----                          -----                       ----

  /s/  *JOHN A. ZELINSKE Vice President and Controller          April 23, 2007
  ----------------------
     John A. Zelinske



*By: /s/  PAUL A. HALEY , pursuant to Power of                 April 23, 2007
     ------------------   Attorney executed on March 19, 2007.
       Paul A. Haley